AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 28, 2012

                                                              File No. 033-42484
                                                              File No. 811-06400

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 204                     /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 205                              /X/

                        THE ADVISORS' INNER CIRCLE FUND
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
                          ---------------------------
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (800) 932-7781
                                                          --------------

                                Michael Beattie
                              c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                            ------------------------
                    (Name and Address of Agent for Service)

                                   Copies to:

Timothy W. Levin, Esquire                            Dianne M. Sulzbach, Esquire
Morgan, Lewis & Bockius LLP                          c/o SEI Investments
1701 Market Street                                   One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                     Oaks, Pennsylvania 19456


    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
          / /    Immediately upon filing pursuant to paragraph (b)
          / /    On [date] pursuant to paragraph (b)
          / /    60 days after filing pursuant to paragraph (a)(1)
          / /    75 days after filing pursuant to paragraph (a)(2)
          /X/    On March 1, 2013 pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                        THE ADVISORS' INNER CIRCLE FUND

                          ICM SMALL COMPANY PORTFOLIO
                     INSTITUTIONAL CLASS SHARES PROSPECTUS
                              TICKER SYMBOL: ICSCX

                                   [ ], 2013

                              INVESTMENT ADVISER:
                     INVESTMENT COUNSELORS OF MARYLAND, LLC

  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                      PAGE

FUND SUMMARY .......................................................... 1
INVESTMENT OBJECTIVE .................................................. 1
FUND FEES AND EXPENSES ................................................ 1
PRINCIPAL INVESTMENT STRATEGY ......................................... 1
PRINCIPAL RISKS ....................................................... 2
PERFORMANCE INFORMATION ............................................... 3
INVESTMENT ADVISER .................................................... 4
PORTFOLIO MANAGERS .................................................... 4
PURCHASE AND SALE OF FUND SHARES ...................................... 4
TAX INFORMATION ....................................................... 4
PAYMENTS TO BROKER-DEALERS
  AND OTHER FINANCIAL INTERMEDIARIES .................................. 4
INVESTING WITH THE FUND ............................................... 5
BUYING SHARES ......................................................... 5
REDEEMING SHARES ...................................................... 6
TRANSACTION POLICIES .................................................. 8
ACCOUNT POLICIES ......................................................10
ADDITIONAL INFORMATION ABOUT THE FUND .................................14
OTHER INVESTMENT PRACTICES AND STRATEGIES .............................14
INVESTMENT MANAGEMENT .................................................15
SHAREHOLDER SERVICING ARRANGEMENTS ....................................16
PAYMENTS TO FINANCIAL INTERMEDIARIES ..................................16
FINANCIAL HIGHLIGHTS ..................................................18
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND .................BACK COVER

ICM SMALL COMPANY PORTFOLIO

INVESTMENT OBJECTIVE

The ICM Small Company Portfolio (the "Fund") seeks maximum, long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                         0.70%
--------------------------------------------------------------------------------
Other Expenses                                                            XX%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      XX%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR      3 YEARS      5 YEARS      10 YEARS
               ----------------------------------------------
                 $XX         $XX          $XX          $XX


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was XX% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies that have market capitalizations that are under $2 billion at the time of purchase. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in equity securities listed on a national securities exchange or traded in the over-the-counter markets. The Fund invests primarily in common stocks, but it may also invest in other types of equity securities, including real estate investment trusts ("REITs") and American Depository Receipts ("ADRs").

In selecting investments for the Fund, Investment Counselors of Maryland, LLC ("ICM" or the "Adviser") typically looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell 2000 Index. In addition, the companies selected by the Adviser usually have higher returns on equity and capital than the average company in the Russell 2000 Index. Using screening parameters such as price to earnings ratios, relative return on equity, and other financial ratios, the Adviser screens the Fund's universe of potential investments to identify potentially undervalued securities. The Adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. The Adviser generally will not sell a security merely due to market appreciation outside the Fund's target capitalization range if it believes the company has growth potential.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its goal. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

FOREIGN SECURITIES Risk -- The Fund's investments in ADRs are subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly.

SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.icomd.com or by calling 1-866-234-5426.


                              2003      35.31%
                              2004      20.70%
                              2005       5.22%
                              2006      19.22%
                              2007       3.35%
                              2008    (35.11)%
                              2009      34.46%
                              2010      22.73%
                              2011     (4.85)%
                              2012         XX%

During the periods shown in the chart, the highest return for a quarter was XX% (quarter ended XX/XX/20XX) and the lowest return for a quarter was XX% (quarter ended XX/XX/20XX).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

-----------------------------------------------------------------------------------------------------------
                                                                        1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund Return Before Taxes                                                 XX%         XX%          XX%
-----------------------------------------------------------------------------------------------------------
Fund Return After Taxes on Distributions                                 XX%         XX%          XX%
-----------------------------------------------------------------------------------------------------------
Fund Return After Taxes on Distributions and Sale of Fund Shares         XX%         XX%          XX%
-----------------------------------------------------------------------------------------------------------
Russell 2000 Value Index (reflects no deduction for fees, expenses       XX%         XX%          XX%
or taxes)
-----------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER

Investment Counselors of Maryland, LLC

PORTFOLIO MANAGERS

William V. Heaphy, CFA, Principal, has managed the Fund since 1999.

Simeon F. Wooten III, CFA, Principal, has managed the Fund since 1998.

Gary J. Merwitz, Principal, has managed the Fund since 2004.

Robert F. Jacapraro, CFA, Principal, has managed the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500,000. Subsequent investments must be at least $1,000.

You may sell your shares via mail, telephone or Automated Clearing House (subject to certain account minimums) on each day the NYSE is open for business (a "Business Day").

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE FUND

BUYING SHARES

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

     REGULAR MAIL ADDRESS

     ICM Small Company Portfolio
     P.O. Box 219009
     Kansas City, Missouri 64121-9009

     EXPRESS MAIL ADDRESS

     ICM Small Company Portfolio
     c/o DST Systems, Inc.
     430 West 7th Street
     Kansas City, Missouri 64105

BY WIRE

To open an account by wire, call 1-866-234-5426 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA# 101000695
The ICM Small Company Portfolio
DDA Acct. # 9871063178
Ref: account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: ICM Small Company Portfolio, P.O. Box 219009, Kansas City, Missouri 64121 (Express Mail
Address: ICM Small Company Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS

To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500,000. Subsequent investments must be at least $1,000. The Fund may accept investments of smaller amounts in its sole discretion.

FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily net asset value per share ("NAV") or obtain additional information.

     TICKER SYMBOL                   CUSIP                    FUND CODE
--------------------------------------------------------------------------------
        ICSCX                      00758M220                     1229

REDEEMING SHARES

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-866-234-5426 for more information. The Fund participates in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

BY MAIL

You may contact the Fund directly by mail at: ICM Small Company Portfolio, P.O. Box 219009, Kansas City, Missouri 64121 (Express Mail Address: ICM Small Company Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.


All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-234-5426 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

REDEMPTIONS IN-KIND

Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

You may buy or sell shares of the Fund on any Business Day at a price equal to its NAV next computed after it, or an authorized institution, receives and accepts your order. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or an authorized institution must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or other special conditions. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Fund with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

RIGHTS RESERVED BY THE FUND

PURCHASES

At any time and without notice, the Fund may:

     o    Stop offering shares;

     o    Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and increasing expenses). The

          Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Fund's policies on excessive trading, please see "Excessive Trading Policies and Procedures."

REDEMPTIONS

At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem if:

     o    Trading on the NYSE is restricted or halted; or

     o The U. S. Securities and Exchange Commission ("SEC") allows the Fund to delay redemptions.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes on Distributions."

ACCOUNT POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund invests in small-capitalization securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than two (2) "round trips" into or out of the Fund per quarter (90-day period). If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SMALL ACCOUNTS

The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

The Fund will provide you at least 30 days' written notice to allow you time to add to your account and avoid the sale of your shares.

DIVIDENDS AND DISTRIBUTIONS

Normally, the Fund distributes its net investment income quarterly and its net capital gains at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

TAXES ON DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-234-5426 to find out when the Fund expects to make a distribution to shareholders.

Each sale of shares of the Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

More information about taxes is in the Statement of Additional Information ("SAI").

ADDITIONAL INFORMATION ABOUT THE FUND

OTHER INVESTMENT PRACTICES AND STRATEGIES

The Fund's investment objective is to seek maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Fund may change its investment objective without shareholder approval.

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and any of the Fund's other investment practices and their risks, you should read the SAI.

DERIVATIVES

The Fund may invest in forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures, options and swaps are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

SHORT-TERM INVESTING

The investments and strategies described in this prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets, plus any borrowings for investment purposes, in particular types of securities as described in the Fund's principal investment strategy, and will not change this policy without 60 days' prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if the Fund experiences large cash inflows or redemptions.

When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/icm. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Certain portfolio holdings information for the Fund is available on the Fund's website - www.icomd.com - by clicking on the "ICM Small Company Portfolio" section of the homepage. A complete list of portfolio holdings for the Fund as of the end of the most recently completed calendar quarter is found under the "Quarterly Reports" section. The portfolio holdings information available on the Fund's website includes an alphabetical list of the securities owned by the Fund, but does not include the percentage of the Fund's overall portfolio represented by a particular security. The portfolio holdings information on the Fund's website is generally made available within fifteen days after the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next quarter.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

Investment Counselors of Maryland, LLC, a Delaware limited liability company located at 803 Cathedral Street, Baltimore, Maryland 21201, serves as the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis, subject to oversight by the Board. For its services, the Fund pays the Adviser a management fee equal to 0.70% of the Fund's average daily net assets. As of December 31, 2012, the Adviser had approximately $XX billion in assets under management. The Adviser is owned in part by Investment Counselors of Maryland, Inc. (the "Former Adviser") and ICM Management LLC, a company wholly-owned by seven officers of the Adviser. Old Mutual (US) Holdings Inc., through its ownership of the Former Adviser, retains an ownership interest in the Adviser.

Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of OM Group (UK) Limited which is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom. The Adviser continued the business of the Former Adviser. The Adviser and the Former Adviser have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1972.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report dated April 30, 2013, which covers the period from November 1, 2012 to April 30, 2013.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

Mr. William V. Heaphy, CFA and Principal, joined ICM in 1994 and has over 19 years of investment experience. Mr. Heaphy earned his B.S. degree from Lehigh University in 1989 and his law degree from the University of Maryland in 1993.

Mr. Simeon F. Wooten III, CFA and Principal, joined ICM in 1998 and has over 34 years of investment experience. Mr. Wooten earned his B.S. degree from the Wharton School of the University of Pennsylvania in 1975.

Mr. Gary J. Merwitz, Principal, joined ICM in 2004 and has over 16 years of investment experience. Mr. Merwitz earned his B.S. degree in accounting at the University of Maryland in 1992 and an M.B.A. from the Fuqua School of Business in 1999.

Mr. Robert F. Jacapraro, CFA, Principal, joined ICM in 2005 and has over 19 years of investment experience. Mr. Jacapraro earned his B.S. degree from State University of New York at Stony Brook in 1990.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. "Financial intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Fund's financial statements, which have been audited by [ ], independent registered public accounting firm whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. The report of [ ], along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-234-5426.

YEARS ENDED OCTOBER 31,                 2012    2011       2010       2009       2008
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $XX    $27.10    $22.38     $23.24     $41.21
Income from Investment Operations:
   Net Investment Income (Loss) (1)      XX      0.05      0.07       0.06       0.14
   Net Realized and Unrealized Gain
   (Loss)                                XX      1.53      4.76       1.93     (12.66)
     Total from Operations               XX      1.58      4.83       1.99     (12.52)
   Dividends and Distributions:
   Net Investment Income                 XX    (0.07)     (0.11)     (0.10)     (0.17)
   Net Realized Gain                     XX       --         --      (2.75)     (5.28)
     Total Dividends and
     Distributions                       XX    (0.07)      (0.11)    (2.85)     (5.45)
Net Asset Value, End of Year            $XX   $28.61      $27.10    $22.38     $23.24
Total Return(2)                          XX%    5.83%      21.60%    11.92%    (34.34)%
Ratios and Supplemental Data
   Net Assets, End of Year
   (Thousands)                          $XX  $1,235,797 $1,309,074 $1,200,420 $1,084,555
   Ratio of Expenses to Average Net
   Assets                               XX%(3)  0.92%(3)   0.92%(3)  0.89%(3)    0.87%(3)
   Ratio of Net Investment Income
   (Loss) to Average Net Assets         XX%     0.18%      0.27%     0.31%       0.44%
   Portfolio Turnover Rate              XX%       30%        24%       33%         29%

(1)  Per share calculations were performed using average shares for the period.

(2) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

(3) The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been X.XX%, 0.92%, 0.92%, 0.89% and 0.87%, respectively.


Amounts designated as "--" are either $0 or have been rounded to $0.

                        THE ADVISORS' INNER CIRCLE FUND

                          ICM SMALL COMPANY PORTFOLIO

Investors who are interested in receiving more information about the Fund should read the Fund's Annual and Semi-Annual Reports and the Fund's SAI. The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about the Fund and is incorporated by reference into (is legally part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports and other information about the Fund at www.icomd.com. Investors can also receive these documents, as well as make shareholder inquiries, by writing to or calling:

                              ICM Small Company Portfolio
                              P.O. Box 219009
                              Kansas City, MO 64121
                              866-234-5426

You can review and copy information about the Fund (including the SAI and Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-1520.

THE TRUST'S INVESTMENT COMPANY ACT OF 1940 FILE NUMBER IS 811-06400.

                                                                [INVENTORY CODE]

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                   [ ], 2013

                    WESTWOOD SHORT DURATION HIGH YIELD FUND
                                 TICKER SYMBOL:

                                 A CLASS SHARES

                              INVESTMENT ADVISER:
                           WESTWOOD MANAGEMENT CORP.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

                                                                            PAGE

WESTWOOD SHORT DURATION HIGH YIELD FUND ...................................    1
     INVESTMENT OBJECTIVE .................................................    1
     FUND FEES AND EXPENSES ...............................................    1
     PRINCIPAL INVESTMENT STRATEGIES ......................................    2
     PRINCIPAL RISKS ......................................................    3
     PERFORMANCE INFORMATION ..............................................    5
     INVESTMENT ADVISER ...................................................    6
     PORTFOLIO MANAGER ....................................................    6
     PURCHASE AND SALE OF FUND SHARES .....................................    6
     TAX INFORMATION ......................................................    6
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES ........    6
MORE INFORMATION ABOUT RISK ...............................................    7
MORE INFORMATION ABOUT FUND INVESTMENTS ...................................    8
INFORMATION ABOUT PORTFOLIO HOLDINGS ......................................    8
INVESTMENT ADVISER ........................................................    8
INVESTMENT SUB-ADVISER ....................................................    9
PORTFOLIO MANAGER .........................................................    9
COMPARABLE FUND PERFORMANCE OF THE SUB-ADVISER ............................   10
PURCHASING, SELLING AND EXCHANGING FUND SHARES ............................   12
DISTRIBUTION OF FUND SHARES ...............................................   21
SHAREHOLDER SERVICING ARRANGEMENTS ........................................   21
PAYMENTS TO FINANCIAL INTERMEDIARIES ......................................   21
OTHER POLICIES ............................................................   22
DIVIDENDS AND DISTRIBUTIONS ...............................................   24
TAXES .....................................................................   24
FINANCIAL HIGHLIGHTS ......................................................   26
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... Back Cover

A Class Shares of the Westwood Short Duration High Yield Fund are currently not available for purchase.

                    WESTWOOD SHORT DURATION HIGH YIELD FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Short Duration High Yield Fund (the "Fund") is to generate a high level of current income while experiencing lower volatility than the broader high yield market.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 18 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------
                                                                               A CLASS SHARES
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                               5.00%
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)           None
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
Distributions (as a percentage of offering price)                                   None
----------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)                  None
----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                                  A CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                                       0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                               XX%
--------------------------------------------------------------------------------
Other Expenses                                                          XX%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    XX%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                       XX%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                        1.15%
Reductions and/or Expense Reimbursements(1)
--------------------------------------------------------------------------------

(1) The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for A Class Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.15% of the Fund's A Class Shares' average daily net assets until February 28, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2014.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
           1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
            $XX            $XX             $XX             $XX
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. For the period from December 28, 2011 (the date that the Fund commenced operations) to October 31, 2012, the Fund's portfolio turnover rate was XX% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in high yield securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. High yield securities, also referred to as "junk" bonds, are securities rated BB+, Ba1 or below by independent rating agencies at the time of purchase by the Fund, or securities that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC (the "Sub-Adviser").

In seeking to achieve the Fund's objective, the Sub-Adviser generally invests in a portfolio of high yield securities of U.S. companies, as described in further detail below. While the Sub-Adviser may purchase securities of any maturity, under normal market conditions, the Sub-Adviser generally expects to invest in high yield securities, including privately placed securities, that have an expected redemption through maturity, call or other corporate action within three years or less, although this may vary if, in the Sub-Adviser's opinion, it is warranted by current market conditions. While there is no maximum duration on individual securities, the average maximum "duration to worst" of the Fund is expected to be under three years. "Duration to worst" is the duration of a bond computed using the bond's nearest call date or maturity, whichever comes first. The Sub-Adviser believes such a portfolio serves to reduce volatility and preserve capital when compared to traditional high yield portfolios. In the Sub-Adviser's view, traditional high yield portfolios generally possess durations to worst of longer than three years. Portfolios with longer durations to worst are generally more sensitive to interest rate changes and other market risks. As a result, the Sub-Adviser believes maintaining a duration to worst that is significantly shorter than that of traditional high yield portfolios will result in less volatility and better preservation of capital for the Fund relative to traditional high yield portfolios. The Fund invests in high yield securities of both U.S. and non-U.S. issuers, and the Sub-Adviser expects that the Fund's investments in non-U.S. issuers will normally represent less than 25% of the Fund's assets, and may include investments in emerging markets.

In selecting securities for the Fund's portfolio, the Sub-Adviser seeks issuers that exhibit attractive characteristics including, but not limited to: stable businesses with predictable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions favorable to bond holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools. The goal of the investment process is to identify high yield securities with attractively priced income streams and to achieve superior long term returns from investments. The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser's fundamental assessment of a security;
(ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

HIGH YIELD BOND RISK. High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

LIQUIDITY RISK. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

VALUATION RISK. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

CREDIT RISK. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the rating agency or the Sub-Adviser to be more likely to pay interest and repay principal than an issuer of a lower quality bond. Adverse economic conditions or changing circumstances may weaken the capacity of the issuer to pay interest and repay principal.

INTEREST RATE RISK. As with most funds that invest in fixed income securities, changes in interest rates are a factor that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the longer the duration, the more volatile the security.

Fixed income debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some fixed income debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

PRIVATE PLACEMENTS RISK -- Investments in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

FOREIGN SECURITIES RISK. Investing in securities of foreign issuers poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in securities of foreign issuers are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. In an attempt to reduce currency risk associated with non-U.S. denominated securities, the Fund intends to hedge its foreign currency exposure by entering into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price, thereby fixing the exchange rate for a specified time in the future. However, the Sub-Adviser has limited ability to direct or control foreign exchange execution rates, and there is no guarantee that such hedging strategies will be successful in reducing the currency risk associated with investing in foreign securities. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly.

The Fund may invest in securities of European issuers. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union ("EU") or debt restructuring. Assistance given to an EU member state may be dependent on a country's implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing how the Fund's average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

A Class Shares of the Fund have not yet commenced operations. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares for the 2012 calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of a broad measure of market performance. The Fund's Institutional Class Shares are offered in a separate prospectus. A Class Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of A Class Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the A Class Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to A Class Shares. Institutional Class Shares first became available on December 28, 2011.

                              [BAR GRAPH OMITTED]

                            2012                 XX%

                        BEST QUARTER        WORST QUARTER
                             XX%                  XX%
                        (XX/XX/2012)         (XX/XX/2012)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                       1 YEAR       (12/28/11)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                XX%           XX%
--------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                XX%           XX%
--------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF    XX%           XX%
FUND SHARES
--------------------------------------------------------------------------------
BOFA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX       XX%           XX%
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Westwood Management Corp. ("Westwood") serves as investment adviser to the Fund. SKY Harbor Capital Management, LLC serves as investment sub-adviser to the Fund.

PORTFOLIO MANAGER

Anne Yobage, CFA, Lead Portfolio Manager and founder of SKY Harbor Capital Management, LLC, has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

A Class Shares of the Fund are currently not available for purchase.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, and shares of ADRs. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial standards than U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

FIXED INCOME RISK -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

HIGH YIELD ("JUNK") BOND RISK -- High yield bonds, also referred to as "junk" bonds, involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of high yield bonds is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher rates of interest.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Fund is to generate a high level of current income while experiencing lower volatility than the broader high yield market. The investment objective of the Fund may be changed without shareholder approval, upon 60 days' prior notice to shareholders.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. The Fund will post its top 10 holdings within 10 days of the end of each calendar quarter on the internet at http://www.westwoodfunds.com.

INVESTMENT ADVISER

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2012, the Adviser had approximately $XX billion in assets under management.

The Adviser continuously reviews, supervises and administers the Fund's investment program. In addition, the Adviser oversees the Sub-Adviser to ensure its compliance with the investment policies and guidelines of the Fund, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Fund. The Trust's Board of Trustees (the "Board") supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in its management activities. For its advisory services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for A Class Shares of the Fund from exceeding 1.15% of the Fund's A Class Shares' average daily net assets until February 28, 2014. If at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place.

For the fiscal year ended October 31, 2012, the Adviser received advisory fees (after fee reductions) as a percentage of average daily net assets of the Fund as follows:


         WESTWOOD SHORT DURATION HIGH YIELD FUND       XX%(1)

(1) For the fiscal period December 28, 2011 (commencement of operations) to October 31, 2012.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2012.

INVESTMENT SUB-ADVISER

SKY Harbor Capital Management, LLC, a Delaware limited liability company established in 2011, serves as the Sub-Adviser to the Fund and is responsible for the day-to-day management of the Fund's investments. SKY Harbor Capital Management, LLC's principal place of business is located at 20 Horseneck Lane, Greenwich, CT 06830. As of December 31, 2012, SKY Harbor Capital Management, LLC had approximately $XX million in assets under management.

PORTFOLIO MANAGER

The Fund is managed by Ms. Anne Yobage. The Sub-Adviser also manages institutional separate accounts. The investment process for this Fund is the same for similar accounts and is driven by fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

Ms. Anne Yobage, CFA, is a founder of the Sub-Adviser. She has served as lead portfolio manager for the Fund since its inception. Prior to founding SKY Harbor Capital Management, LLC, she was a senior portfolio manager at AXA Investment Managers ("AXA IM") from September 2001 to June 2010. Prior to joining AXA, Ms. Yobage co-founded Cardinal Capital Management ("Cardinal") in March 1995, a small cap value and high yield asset management firm located in Greenwich, Connecticut, where she was the co-head of the high yield group. Before founding Cardinal, Ms. Yobage worked at Deltec Asset

Management ("Deltec") from 1990 to 1995, where she served as co-head of the high yield group. Ms. Yobage began her career in 1987 as a credit analyst in Kidder Peabody's high yield research group. Ms. Yobage participates in the investment decision process during the portfolio team meetings in which the team decides the bond/weight selection for the model portfolio. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Yobage has more than 24 years of high yield investment experience.

The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

COMPARABLE FUND PERFORMANCE OF THE SUB-ADVISER

Anne Yobage (the "Portfolio Manager") is a founding member of SKY Harbor Capital Management, LLC, and is primarily responsible for the day-to-day management of the Fund's portfolio. The Portfolio Manager previously was primarily responsible for the day-to-day management of the portfolio of the U.S. Short Duration High Yield Fund (the "Comparable Fund") from its inception date April 2004, through May 2011 (the "Relevant Period"). The Comparable Fund, referred to as a "sub-fund," is a stand-alone fund constituting a separate investment portfolio of the AXA IM Fixed Income Investment Strategies. AXA IM Fixed Income Investment Strategies is incorporated in Luxembourg as an open-ended investment company and qualifies as a UCITS fund (Undertakings for Collective Investment in Transferable Securities). UCITS is a regulatory regime governing the marketing and distribution of securities within the European Union. During the Relevant Period, the Portfolio Manager exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Comparable Fund. The investment objective, policies and strategies of the Comparable Fund are substantially similar in all material respects to those of the Fund.

The following table sets forth performance data relating to the historical performance of the A USD share class of the Comparable Fund. The data provided, which is net of all actual fees and expenses of the Comparable Fund, illustrates the past performance of the Portfolio Manager in managing a substantially similar fund as measured against the Bank of America Merrill Lynch US High Yield Master II Index (the "Comparable Index"). The Comparable Fund is not subject to the same types of expenses to which the Fund is subject, nor the specific tax restrictions and investment limitations imposed by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Comparable Fund expressed below could have been adversely affected if the Comparable Fund had been regulated as an investment company under the Federal securities and tax laws. The Comparable Fund is a separate fund and its historical performance is not indicative of the potential future performance of the Fund. The expenses of the Fund (gross and net of waivers and reimbursements) are estimated to be higher than the expenses of the Comparable Fund. If the Fund's fees and expenses had been imposed on the Comparable Fund, the performance shown below would have been lower.

Share prices and investment returns will fluctuate reflecting market conditions, changes in currency rates as well as changes in company-specific fundamentals of portfolio securities.

COMPARABLE FUND PERFORMANCE INFORMATION OF THE SUB-ADVISER (APRIL 1, 2004 THROUGH MAY 31, 2011)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD SHORT DURATION HIGH YIELD FUND.

--------------------------------------------------------------------------------------
AS OF 5/31/2011
AVERAGE ANNUAL TOTAL RETURNS       1 YEAR    3 YEARS    5 YEARS    SINCE INCEPTION (1)
--------------------------------------------------------------------------------------
COMPARABLE FUND                    10.02%      6.47%     6.08%           5.70%
COMPARABLE INDEX(2)                18.09%     11.75%     9.34%           8.56%

-----------------
(1) The U.S. Short Duration High Yield Fund, a substantially similar fund previously managed by the Fund's portfolio manager, commenced operations on April 1, 2004.

(2) The Bank of America Merrill Lynch U.S. High Yield Master II Index ("Index") is a representative index of the full high yield market, and is included solely for the purpose of comparing the Comparable Fund's historical performance against the performance of the broader high yield market. The Comparable Fund was not benchmarked against the Index, and the Sub-Adviser does not anticipate benchmarking the Fund to the Index.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange A Class Shares of the Fund.

A Class Shares are for individual and retail investors.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through the transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG (1-877-386-3944) or log on to the Fund's website at www.westwoodfunds.com.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS

Westwood Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westwood Funds
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-877-FUND-WHG (1-877-386-3944) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA#: 101000695
Westwood Funds
DDA# 9871063178
Ref: Fund name/account name/account number

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The offering price of A Class Shares is the NAV next calculated after the Fund or an authorized institution receives your request, plus the front-end sales charge. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Fund with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Fund's Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM PURCHASES

A Class Shares of the Fund are currently not available for purchase.

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: Westwood Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 W. 7th Street, Kansas City, MO 64015). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase A Class Shares of the Fund, check daily NAV or obtain additional information. Because shares of the Fund are currently not available to investors, the Fund does not have a ticker symbol, CUSIP or Fund Code.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-877-386-3944 for more information. The Fund participates in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

The sale price will be the NAV per share next determined after the Fund receives your request, less any CDSC, if applicable.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;
     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;
     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Westwood Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westwood Funds
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-877-FUND-WHG (1-877-386-3944) to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via Automated Clearing House to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE FUND SHARES

At no charge, you may exchange A Class Shares of one Westwood Fund for A Class Shares of another Westwood Fund by writing to or calling the Fund. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SALES CHARGES

FRONT-END SALES CHARGES -- A CLASS SHARES

The offering price of A Class Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

--------------------------------------------------------------------------------------
                                    YOUR SALES CHARGE AS        YOUR SALES CHARGE AS A
                                        PERCENTAGE OF            PERCENTAGE OF YOUR
IF YOUR INVESTMENT IS:                 OFFERING PRICE              NET INVESTMENT
--------------------------------------------------------------------------------------
Less than $50,000                          5.00%                       5.26%
--------------------------------------------------------------------------------------
$50,000 but less than $100,000             4.00%                       4.17%
--------------------------------------------------------------------------------------
$100,000 but less than $250,000            3.00%                       3.09%
--------------------------------------------------------------------------------------
$250,000 but less than $500,000            2.50%                       2.56%
--------------------------------------------------------------------------------------
$500,000 but less than $1,000,000          2.00%                       2.04%
--------------------------------------------------------------------------------------
$1,000,000 and over(1)                     None                        None
--------------------------------------------------------------------------------------

(1) Even though you do not pay a sales charge on purchases of $1,000,000 or more, these purchases may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase. See "Contingent Deferred Sales Charge (CDSC) -- A Class Shares."


You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your family members, and holdings in accounts at other brokers or financial intermediaries. The Fund or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE -- A CLASS SHARES

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on A Class Shares purchased:

     o    Through reinvestment of dividends and distributions;

     o Through an account advised or sub-advised by the Adviser or its affiliates;

     o By persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of A Class Shares");

     o By employees, officers and directors, and members of their family, of the Adviser and its affiliates;

     o By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more Westwood Funds;

     o By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

     o Through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front- end sales charge;

     o Purchases by registered representatives and other employees of certain financial intermediaries (and their family members) having selling agreements with the Adviser or distributor;

     o Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the distributor; and

     o    Certain other investors as deemed appropriate by the Adviser.

REPURCHASE OF A CLASS SHARES

You may repurchase any amount of A Class Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Class Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Class Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

RIGHTS OF ACCUMULATION

In calculating the appropriate sales charge rate, this right allows you to add the value of the A Class Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any A Class Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT

You may purchase A Class Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Class Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of A Class Shares sold subject to a sales charge. As a result, shares of the A Class Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Class Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your

Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Class Shares at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

When calculating the appropriate sales charge rate, the Fund will combine same-day purchases of A Class Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Class Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. The Distributor may pay broker dealers up to 1% on investments of $1,000,000 or more in A Class Shares. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Fund's distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Fund's distributor from any sales charge it receives or from any other source available to it. Under any such program, the Fund's distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Fund's sales charges may be obtained free of charge by calling toll-free 1-877-FUND-WHG (1-877-386-3944).

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- A CLASS SHARES

You will not pay a sales charge if you purchase $1,000,000 or more of A Class Shares. The offering price of A Class Shares is calculated in the NAV. If you purchase $1,000,000 or more of A Class Shares and sell your shares within 18 months after your purchase, you may pay a CDSC of 1.00% on certain purchases for either (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of A Class Shares of one Fund for A Class Shares of another Fund.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for A Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution and/or service fee for A Class Shares of the Fund is 0.25% .

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" and "Shareholder Services" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of the Fund's shares, the amount of the Fund's assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of the Fund's shares or the provision of services to the Fund's shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities does not reflect its fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips" into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of their customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Westwood Short Duration High Income Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012 and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Because the Fund may invest in foreign securities it may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries. The Fund may be able to make an election to pass along a tax credit for foreign income taxes it pays. The Fund will notify you if it makes this decision.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

WESTWOOD SHORT DURATION HIGH YIELD FUND

Because A Class Shares of the Fund had not commenced operations during the fiscal year ending October 31, 2012, financial highlights are not available.

                        THE ADVISORS' INNER CIRCLE FUND

                                 WESTWOOD FUNDS

INVESTMENT ADVISER

Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

SUB-ADVISER

SKY Harbor Capital Management, LLC
20 Horseneck Lane
Greenwich, Connecticut 06830

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION: The SAI, dated [ ], 2013, includes detailed information about the Westwood Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on the Fund's performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-877-FUND-WHG (1-877-386-3944)

BY MAIL:      Westwood Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET: www.westwoodfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520.

You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                [INVENTORY CODE]

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS
                                   [ ], 2013

                         WESTWOOD DIVIDEND GROWTH FUND
                              TICKER SYMBOL: WHGDX

                    WESTWOOD SHORT DURATION HIGH YIELD FUND
                              TICKER SYMBOL: WHGHX

                              INSTITUTIONAL SHARES

                              INVESTMENT ADVISER:
                           WESTWOOD MANAGEMENT CORP.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                            PAGE

WESTWOOD DIVIDEND GROWTH FUND ..............................................   1
     FUND INVESTMENT OBJECTIVE .............................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGIES .......................................   2
     PRINCIPAL RISKS .......................................................   2
     PERFORMANCE INFORMATION ...............................................   4
     INVESTMENT ADVISER ....................................................   5
     PORTFOLIO MANAGERS ....................................................   5
     PURCHASE AND SALE OF FUND SHARES ......................................   5
WESTWOOD SHORT DURATION HIGH YIELD FUND ....................................   6
     FUND INVESTMENT OBJECTIVE .............................................   6
     FUND FEES AND EXPENSES ................................................   6
     PRINCIPAL INVESTMENT STRATEGIES .......................................   7
     PRINCIPAL RISKS .......................................................   8
     PERFORMANCE INFORMATION ...............................................   9
     INVESTMENT ADVISER ....................................................  10
     PORTFOLIO MANAGER .....................................................  10
     PURCHASE AND SALE OF FUND SHARES ......................................  10
SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL
  INTERMEDIARY COMPENSATION ................................................  12
MORE INFORMATION ABOUT RISK ................................................  13
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  14
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  14
INVESTMENT ADVISER .........................................................  15
INVESTMENT SUB-ADVISER .....................................................  16
PORTFOLIO MANAGER ..........................................................  16
COMPARABLE FUND PERFORMANCE OF THE SUB-ADVISER .............................  17
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  18
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  24
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  25
OTHER POLICIES .............................................................  25
DIVIDENDS AND DISTRIBUTIONS ................................................  28
TAXES ......................................................................  28
FINANCIAL HIGHLIGHTS .......................................................  30
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS .....................  Back Cover

                         WESTWOOD DIVIDEND GROWTH FUND

INVESTMENT OBJECTIVE

The primary investment objective of the Westwood Dividend Growth Fund (the "Fund") is to seek to provide a growing stream of income over time. A secondary objective of the Fund is to seek to provide long-term capital appreciation and current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

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                                                           INSTITUTIONAL SHARES
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Management Fees                                                   0.75%
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Other Expenses                                                      XX%
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Acquired Fund Fees and Expenses                                     XX%
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Total Annual Fund Operating Expenses(1)                             XX%
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Less Fee Reductions and/or Expense Reimbursements                   XX%
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Total Annual Fund Operating Expenses After                          XX%
  Fee Reductions and/or Reimbursements (1,2)
--------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets. This contractual arrangement may not be terminated or increased without shareholder approval. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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            1 YEAR         3 YEARS          5 YEARS        10 YEARS
--------------------------------------------------------------------------------
             $XX             $XX              $XX            $XX
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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended October 31, 2012, the Fund's portfolio turnover rate was XX% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest primarily in the stocks of companies of any size, from larger, well-established companies, which are preferred by the Adviser, to smaller companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend paying equity securities. For purposes of this policy, dividend paying equity securities include common stock, preferred stock, royalty trusts and trust preferred securities. The Fund may also invest in REITs. The Fund will typically invest up to 5% of its net assets in REITs, but can invest a higher percentage in REITs if REIT valuations and fundamental prospects are compelling. The Fund will not invest more than 20% of its net assets in REITs. The Fund may invest up to 25% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including American Depositary Receipts ("ADRs").

The Adviser pursues the Fund's objective by investing primarily in the stocks of companies that exhibit the potential for significant long-term appreciation and dividend growth. In selecting investments, the portfolio managers seek to identify dividend-paying issuers with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends. The Adviser generally makes use of fundamental analytical techniques that combine quantitative analysis screens with fundamental analysis by the Adviser's equity investment team to determine which particular stocks to purchase and sell. The Adviser will consider the sale of securities from the Fund's portfolio when the reasons for the original purchase no longer apply.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

DIVIDEND PAYING STOCKS RISK. The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

EQUITY RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK. Investing in foreign companies, including direct investments and through ADRs which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

REIT RISK. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

ROYALTY TRUST RISK. The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

SMALL- AND MID-CAPITALIZATION COMPANY RISK. The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

TRUST PREFERRED SECURITIES RISK. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944). The Fund acquired the assets and assumed the historical performance of another fund (the "Predecessor Fund") on February 5, 2011. The performance shown in the bar chart and performance table for periods prior to that date represents the performance of the predecessor fund.


                              [BAR GRAPH OMITTED]

                         2003                   32.26%
                         2004                   11.12%
                         2005                    8.04%
                         2006                    7.13%
                         2007                    1.38%
                         2008                   (31.86)%
                         2009                   36.76%
                         2010                    9.03%
                         2011                    3.49%
                         2012                     XX%

                    BEST QUARTER             WORST QUARTER
                         XX%                       XX%
                    (XX/XX/20XX)             (XX/XX/20XX)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

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                                                                                SINCE INCEPTION
                                            1 YEAR     5 YEARS     10 YEARS       (08/06/01)
------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                     XX%        XX%          XX%            XX%
------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS     XX%        XX%          XX%            XX%
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FUND RETURNS AFTER TAXES ON                   XX%        XX%          XX%            XX%
  DISTRIBUTIONS AND SALE OF FUND SHARES
------------------------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR      XX%        XX%          XX%            XX%
  FEES, EXPENSES, OR TAXES)
------------------------------------------------------------------------------------------------

INVESTMENT ADVISER

Westwood Management Corp.

PORTFOLIO MANAGERS

Mr. Christopher J. MacDonald, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since its inception in 2011.

Mr. Matthew Lockridge, Vice President and Portfolio Manager, has managed the Fund since its inception in 2011.

Mr. Michael Wall, Associate Vice President and Portfolio Manager, has managed the Fund since its inception in 2011. Mr. Wall also assisted with the management of the Predecessor Fund portfolio since 2004.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 12 OF THE PROSPECTUS.

                    WESTWOOD SHORT DURATION HIGH YIELD FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Westwood Short Duration High Yield Fund (the "Fund") is to generate a high level of current income while experiencing lower volatility than the broader high yield market.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

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                                                        INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                 0.75%
--------------------------------------------------------------------------------
Other Expenses                                                    XX%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              XX%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                 XX%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                  0.90%
  Reductions and/or Expense Reimbursements(1)
--------------------------------------------------------------------------------

(1) The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.90% of the Fund's Institutional Shares' average daily net assets until February 28, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2014.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
             $XX            $XX            $XX           $XX
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. For the period from December 28, 2011 (the date that the Fund commenced operations) to October 31, 2012, the Fund's portfolio turnover rate was XX% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in high yield securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. High yield securities, also referred to as "junk" bonds, are securities rated BB+, Ba1 or below by independent rating agencies at the time of purchase by the Fund, or securities that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC (the "Sub-Adviser").

In seeking to achieve the Fund's objective, the Sub-Adviser generally invests in a portfolio of high yield securities of U.S. companies, as described in further detail below. While the Sub-Adviser may purchase securities of any maturity, under normal market conditions, the Sub-Adviser generally expects to invest in high yield securities, including privately placed securities, that have an expected redemption through maturity, call or other corporate action within three years or less, although this may vary if, in the Sub-Adviser's opinion, it is warranted by current market conditions. While there is no maximum duration on individual securities, the average maximum "duration to worst" of the Fund is expected to be under three years. "Duration to worst" is the duration of a bond computed using the bond's nearest call date or maturity, whichever comes first. The Sub-Adviser believes such a portfolio serves to reduce volatility and preserve capital when compared to traditional high yield portfolios. In the Sub-Adviser's view, traditional high yield portfolios generally possess durations to worst of longer than three years. Portfolios with longer durations to worst are generally more sensitive to interest rate changes and other market risks. As a result, the Sub-Adviser believes maintaining a duration to worst that is significantly shorter than that of traditional high yield portfolios will result in less volatility and better preservation of capital for the Fund relative to traditional high yield portfolios. The Fund invests in high yield securities of both U.S. and non-U.S. issuers, and the Sub-Adviser expects that the Fund's investments in non-U.S. issuers will normally represent less than 25% of the Fund's assets, and may include investments in emerging markets.

In selecting securities for the Fund's portfolio, the Sub-Adviser seeks issuers that exhibit attractive characteristics including, but not limited to: stable businesses with predictable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions favorable to bond holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools. The goal of the investment process is to identify high yield securities with attractively priced income streams and to achieve superior long term returns from investments. The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser's fundamental assessment of a security; (ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

HIGH YIELD BOND RISK. High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

LIQUIDITY RISK. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

VALUATION RISK. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

CREDIT RISK. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the rating agency or the Sub-Adviser to be more likely to pay interest and repay principal than an issuer of a lower quality bond. Adverse economic conditions or changing circumstances may weaken the capacity of the issuer to pay interest and repay principal.

INTEREST RATE RISK. As with most funds that invest in fixed income securities, changes in interest rates are a factor that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the longer the duration, the more volatile the security.

Fixed income debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some fixed income debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

PRIVATE PLACEMENTS RISK. Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

FOREIGN SECURITIES RISK. Investing in securities of foreign issuers poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in securities of foreign issuers are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. In an attempt to reduce currency risk associated with non-U.S. denominated securities, the Fund intends to hedge its foreign currency exposure by entering into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price, thereby fixing the exchange rate for a specified time in the future. However, the Sub-Adviser has limited ability to direct or control foreign exchange execution rates, and there is no guarantee that such hedging strategies will be successful in reducing the currency risk associated with investing in foreign securities. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly.

The Fund may invest in securities of European issuers. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union ("EU") or debt restructuring. Assistance given to an EU member state may be dependent on a country's implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing how the Fund's average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

                              [BAR GRAPH OMITTED]

                          2012                  XX%

                      BEST QUARTER         WORST QUARTER
                           XX%                  XX%
                      (XX/XX/2012)         (XX/XX/2012)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

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                                                                   SINCE INCEPTION
                                                         1 YEAR       (12/28/11)
----------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                  XX%           XX%
----------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                  XX%           XX%
----------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF      XX%           XX%
  FUND SHARES
----------------------------------------------------------------------------------
BOFA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX         XX%           XX%
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
----------------------------------------------------------------------------------

INVESTMENT ADVISER

Westwood Management Corp. ("Westwood") serves as investment adviser to the Fund. SKY Harbor Capital Management, LLC serves as investment sub-adviser to the Fund.

PORTFOLIO MANAGER

Anne Yobage, CFA, Lead Portfolio Manager and founder of SKY Harbor Capital Management, LLC, has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 12 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

TAX INFORMATION

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, interests in royalty trusts and shares of REITs and ADRs. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN SECURITY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial standards than U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

HIGH YIELD ("JUNK") BOND RISK -- High yield bonds, also referred to as "junk" bonds, involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of high yield bonds is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher rates of interest.

MORE INFORMATION ABOUT FUND INVESTMENTS

The primary investment objective of the Westwood Dividend Growth Fund is to seek to provide a growing stream of income over time. A secondary objective of the Westwood Dividend Growth Fund is to seek to provide long-term capital appreciation and current income. The investment objective of the Westwood Short Duration High Yield Fund is to generate a high level of current income while experiencing lower volatility than the broader high yield market. The investment objective of each Fund may be changed without shareholder approval, upon 60 days' prior notice to shareholders.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only do so if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI. Within 10 days of the end of each calendar quarter, the Westwood Dividend Growth Fund will post its complete portfolio holdings and the Westwood Short Duration High Yield Fund will post its top 10 holdings on the internet at http://www.westwoodfunds.com.

INVESTMENT ADVISER

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2012, the Adviser had approximately $XX billion in assets under management.

The Adviser makes investment decisions for the Westwood Dividend Growth Fund and continuously reviews, supervises and administers each Fund's investment program. In addition, the Adviser oversees the Sub-Adviser to ensure its compliance with the investment policies and guidelines of the Westwood Short Duration High Yield Fund, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Westwood Short Duration High Yield Fund. The Trust's Board of Trustees (the "Board") supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities. For its advisory services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of each Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) ("excluded expenses") for Institutional Shares of the Westwood Short Duration High Yield Fund from exceeding 0.90% of the Fund's Institutional Shares' average daily net assets until February 28, 2014.

In addition, the Adviser has contractually agreed to reduce its fees and reimburse expenses in order to keep net operating expenses (not including excluded expenses) from exceeding 1.00% of the Westwood Dividend Growth Fund's average daily net assets. This contractual arrangement may not be terminated or increased without shareholder approval.

If at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place.

For the fiscal year ended October 31, 2012, the Adviser received advisory fees (after fee reductions) as a percentage of average daily net assets of each Fund as follows:

        WESTWOOD DIVIDEND GROWTH FUND                    XX%
        WESTWOOD SHORT DURATION HIGH YIELD FUND          XX%(1)

(1) For the fiscal period December 28, 2011 (commencement of operations) to October 31, 2012.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Funds' Annual Report dated October 31, 2012.

INVESTMENT SUB-ADVISER

SKY Harbor Capital Management, LLC, a Delaware limited liability company established in 2011, serves as the Sub-Adviser to the Westwood Short Duration High Yield Fund and is responsible for the day-today management of the Fund's investments. SKY Harbor Capital Management, LLC's principal place of business is located at 20 Horseneck Lane, Greenwich, CT 06830. As of December 31, 2012, SKY Harbor Capital Management, LLC had approximately $XX million in assets under management.

PORTFOLIO MANAGERS

The Westwood Dividend Growth Fund is managed by a portfolio management team. The Adviser for the Westwood Dividend Growth Fund also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process for the Westwood Dividend Growth Fund is the same for similar accounts and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies for the Westwood Dividend Growth Fund is managed by a portfolio management team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are generally made by majority agreement of the portfolio management team.

The Westwood Short Duration High Yield Fund is managed by Ms. Anne Yobage. The Sub-Adviser also manages institutional separate accounts. The investment process for this Fund is the same for similar accounts and is driven by fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

Although the Westwood Dividend Growth Fund is managed by a portfolio management team, the Adviser has identified the following team members as those with the most significant responsibility for the Fund's assets. This list does not include all members of the investment team.

Mr. Matthew R. Lockridge has served as Vice President and Portfolio Manager since joining the Adviser in May 2010. He has served on the portfolio team for the Westwood Dividend Growth Fund since its inception in 2011. Prior to joining the Adviser, Mr. Lockridge was a Managing Director at Dearborn Partners, L.L.C. from 2004 to 2010, and he was with Deloitte Consulting, L.L.P. from 2001 to 2004 where he worked as a Senior Consultant. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Lockridge has more than 11 years of investment experience.

Mr. Christopher J. MacDonald, CFA, has served as Senior Vice President and Portfolio Manager since 2011. Prior to this appointment, he served the Adviser as Vice President, Research Analyst from 1997 to 2011. He joined the Advisor in 1994 as a Research Analyst. Mr. MacDonald has served on the portfolio team for the Westwood Dividend Growth Fund since its inception in 2011. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. MacDonald has more than 23 years of investment experience.

Mr. Michael Wall, has served as Associate Vice President, Research Analyst since joining the Advisor in November 2010, when the Advisor acquired McCarthy Group Advisors (MGA). He has served on the portfolio team for the Westwood Dividend Growth Fund since its inception in 2011. Mr. Wall joined MGA in 2004 as Research Analyst, where he assisted with the management of the Predecessor Fund. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Wall has more than 16 years of investment experience.

Ms. Anne Yobage, CFA, is a founder of the Sub-Adviser. She has served as the lead portfolio manager for the Westwood Short Duration High Yield Fund since its inception in 2011. Prior to founding SKY Harbor Capital Management, LLC, she was a senior portfolio manager at AXA Investment Managers ("AXA IM") from September 2001 to June 2010. Prior to joining AXA, Ms. Yobage co-founded Cardinal Capital Management ("Cardinal") in March 1995, a small cap value and high yield asset management firm located in Greenwich, Connecticut, where she was the co-head of the high yield group. Before founding Cardinal, Ms. Yobage worked at Deltec Asset Management ("Deltec") from 1990 to 1995, where she served as co-head of the high yield group. Ms. Yobage began her career in 1987 as a credit analyst in Kidder Peabody's high yield research group. Ms. Yobage participates in the investment decision process during the portfolio team meetings in which the team decides the bond/weight selection for the model portfolio. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Yobage has more than 24 years of high yield investment experience.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

COMPARABLE FUND PERFORMANCE OF THE SUB-ADVISER

Anne Yobage (the "Portfolio Manager") is a founding member of SKY Harbor Capital Management, LLC, and is primarily responsible for the day-to-day management of the Westwood Short Duration High Yield Fund's (the "Fund") portfolio. The Portfolio Manager previously was primarily responsible for the day-to-day management of the portfolio of the U.S. Short Duration High Yield Fund (the "Comparable Fund") from its inception date April 2004, through May 2011 (the "Relevant Period"). The Comparable Fund, referred to as a "sub-fund," is a stand-alone fund constituting a separate investment portfolio of the AXA IM Fixed Income Investment Strategies. AXA IM Fixed Income Investment Strategies is incorporated in Luxembourg as an open-ended investment company and qualifies as a UCITS fund (Undertakings for Collective Investment in Transferable Securities). UCITS is a regulatory regime governing the marketing and distribution of securities within the European Union. During the Relevant Period, the Portfolio Manager exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Comparable Fund. The investment objective, policies and strategies of the Comparable Fund are substantially similar in all material respects to those of the Fund.

The following table sets forth performance data relating to the historical performance of the A USD share class of the Comparable Fund. The data provided, which is net of all actual fees and expenses (including any sales loads and account fees) of the Comparable Fund, illustrates the past performance of the Portfolio Manager in managing a substantially similar fund as measured against the Bank of America Merrill Lynch US High Yield Master II Index (the "Comparable Index"). The Comparable Fund is not subject to the same types of expenses to which the Fund is subject, nor the specific tax restrictions and investment limitations imposed by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Comparable Fund expressed below could have been adversely affected if the Comparable Fund had been regulated as an investment company under the Federal securities and tax laws. In addition, the performance information shown below was not calculated in accordance with SEC standardized performance methodology. If the performance information was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Comparable Fund is a separate fund and its historical performance is not indicative of the potential future performance of the Fund. The expenses of the Fund (gross and net of waivers and reimbursements) are estimated to be higher than the expenses of the Comparable Fund. If the Fund's fees and expenses had been imposed on the Comparable Fund, the performance shown below would have been lower.

COMPARABLE FUND PERFORMANCE INFORMATION OF THE SUB-ADVISER (APRIL 1, 2004 THROUGH MAY 31, 2011)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE SUB-ADVISER IN MANAGING THE COMPARABLE FUND AND DOES NOT REPRESENT THE PERFORMANCE OF THE WESTWOOD SHORT DURATION HIGH YIELD FUND.

------------------------------------------------------------------------------------------------
AS OF 5/31/2011
AVERAGE ANNUAL TOTAL PRE-TAX RETURNS(1)      1 YEAR     3 YEARS    5 YEARS    SINCE INCEPTION (2)
------------------------------------------------------------------------------------------------
COMPARABLE FUND(2)                           10.02%       6.47%     6.08%          5.70%
COMPARABLE INDEX(3)                          18.09%      11.75%     9.34%          8.56%

-----------------
(1)  After-tax returns would be lower than those shown.
(2) The U.S. Short Duration High Yield Fund, a substantially similar fund previously managed by the Fund's portfolio manager, commenced operations on April 1, 2004.
(3) The BofA Merrill Lynch U.S. High Yield Master II Index ("Index") is a representative index of the full high yield market, and is included solely for the purpose of comparing the Comparable Fund's historical performance against the performance of the broader high yield market. The Comparable Fund was not benchmarked against the Index, but the Fund is benchmarked against the Index.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Funds.

Institutional Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG (1-877-386-3944) or log on to the Funds' website at www.westwoodfunds.com.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

REGULAR MAIL ADDRESS

Westwood Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westwood Funds
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-877-FUND-WHG (1-877-386-3944) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA#: 101000695
Westwood Funds
DDA# 9871063178
Ref: Fund name/account name/account number

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund's price per share will be the net asset value per share ("NAV") next determined after the Fund or authorized institution receives your purchase order in proper form. "Proper form" means that the Funds were provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund or authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Funds' Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM PURCHASES

You can open an account with each Fund with a minimum initial investment of $5,000. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion.

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR "ACH")

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Funds at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7(th) Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

FUND CODES

The reference information listed below will be helpful to you when you contact the Funds to purchase Institutional Shares of a Fund, check daily NAV or obtain additional information.

FUND NAME                                  TICKER SYMBOL       CUSIP       FUND CODE
------------------------------------------------------------------------------------
Westwood Dividend Growth Fund                  WHGDX         0075W0718       2684
Westwood Short Duration High  Yield Fund       WHGHX         00769G758       2682

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-877-386-3944 for more information. The Fund participates in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

The sale price will be the NAV next determined after the Funds receive your request.

BY MAIL

To redeem shares by mail, please send a letter to a Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Westwood Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Westwood Funds
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-877-FUND-WHG (1-877-386-3944) to redeem your shares. Based on your instructions, a Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via Automated Clearing House (ACH) to your bank account once you have established banking instructions with the Funds. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE FUND SHARES

At no charge, you may exchange Institutional Class Shares of one Westwood Fund for Institutional Class Shares of another Westwood Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any shareholder servicing payments that are reflected in the fees and expenses listed in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" and "Shareholder Services" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Westwood Dividend Growth Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips" into or out of any Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o Each Fund reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Westwood Dividend Growth Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. The Westwood Short Duration High Income Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012 and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Because the Funds may invest in foreign securities it may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries. The Fund may be able to make an election to pass along a tax credit for foreign income taxes it pays. The Fund will notify you if it makes this decision.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Institutional Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the period of its operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. With respect to the Westwood Short Duration High Yield Fund, the information provided below has been audited by [ ], independent registered public accounting firm of the Fund. With respect to the Westwood Dividend Growth Fund, the information for the fiscal year ended October 31, 2012, for the fiscal period July 1, 2011 to October 31, 2011 and for the fiscal year ended June 30, 2011 has been audited by [ ], independent registered public accounting firm of the Fund. On February 5, 2011, the Predecessor Fund reorganized into the Fund. Information for fiscal years ended June 30, 2008 through June 30, 2010 has been audited by the Predecessor Fund's independent registered public accounting firm. The financial statements and the unqualified opinion of [ ] are included in the 2012 Annual Report of the Funds, which is available upon request by calling the Funds at 1-877-386-3944.

WESTWOOD DIVIDEND GROWTH FUND

                                                                   SELECTED PER SHARE DATA & RATIOS
                                                             FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                         FISCAL PERIOD                          YEAR         YEAR
                                        YEAR ENDED      JULY 1, 2011 TO                         ENDED        ENDED      YEAR ENDED
                                        OCTOBER 31,       OCTOBER 31,       YEAR ENDED         JUNE 30,     JUNE 30,      JUNE 30,
                                           2012             2011(1)        JUNE 30, 2011         2010         2009         2008
                                        -----------    ---------------     -------------       --------     --------    ----------
NET ASSET VALUE, BEGINNING OF YEAR         $XX              $11.39             $9.33            $8.14        $10.30       $12.51
                                           ---              ------            ------            -----         -----       ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
  Net Investment Income (Loss)(3)           XX                0.05(3)           0.13(3)          0.08          0.04         0.02
  Net Realized and Unrealized Gains
   (Losses) on Securities                   XX               (0.42)             2.00             1.16         (2.11)       (1.07)
                                           ---              ------            ------            -----         -----       ------
    Total from Operations                   XX               (0.37)             2.13             1.24         (2.07)       (1.05)
                                           ---              ------            ------            -----         -----       ------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from Net Investment
    Income                                  XX                  --             (0.07)           (0.05)        (0.02)       (0.05)
  Distributions from Realized
    Capital Gains                           XX                  --                --               --         (0.07)       (1.11)
                                           ---              ------            ------            -----         -----       ------
    Total Dividends and
    Distributions                           XX                  --             (0.07)           (0.05)        (0.09)       (1.16)
                                           ---              ------            ------            -----         -----       ------
NET ASSET VALUE, END OF YEAR               $XX              $11.02            $11.39            $9.33         $8.14       $10.30
                                           ===              ======            ======            =====         =====       ======
TOTAL RETURN                               XX%               (3.25)%(2)        22.92%(2)        15.14%       (19.95)%(2)   (8.87)%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (000)              $XX             $71,594           $72,293          $52,132       $41,589      $36,948
Ratio of Expenses to Average Net
  Assets                                   XX%                1.00%(4)          1.02%            1.10%         1.15%        1.15%
Ratio of Expenses to Average Net
  Assets (Excluding Waivers and
  Recovered Fees)                          XX%                1.04%(4)          1.03%            1.07%         1.19%        1.15%
Ratio of Net Investment Income
  (Loss) to Average Net Assets             XX%                1.24%(4)          1.19%            0.89%         0.65%        0.19%
Portfolio Turnover Rate                    XX%                  24%(5)            66%              50%          100%         104%

Amounts designated as "--" are $0.
(1)  The Fund changed its fiscal year from June 30 to October 31.
(2) Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
(3)  Calculations performed using average shares for the period.
(4)  Annualized.
(5)  Not annualized.

WESTWOOD SHORT DURATION HIGH YIELD FUND

                                                        SELECTED PER SHARE DATA & RATIOS
                                                     FOR A SHARE OUTSTANDING THROUGHOUT THE
                                                         PERIOD ENDED OCTOBER 31, 2012(1)
                                                    ----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $XX
                                                                      ---
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                                         XX
  Net Realized and Unrealized Gains (Losses) on
   Securities                                                          XX
                                                                      ---
    Total from Operations                                              XX
                                                                      ---
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from Net Investment Income                                 XX
  Distributions from Realized Capital Gains                            XX
                                                                      ---
    Total Dividends and Distributions                                  XX
                                                                      ---
NET ASSET VALUE, END OF PERIOD                                        $XX
                                                                      ===
TOTAL RETURN                                                          XX%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                       $XX
Ratio of Expenses to Average Net Assets                               XX%
Ratio of Expenses to Average Net Assets (Excluding
  Waivers and Recovered Fees)                                         XX%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                              XX%
Portfolio Turnover Rate                                               XX%

(1) Commenced operations on December 28, 2011.

                        THE ADVISORS' INNER CIRCLE FUND

                                 WESTWOOD FUNDS

INVESTMENT ADVISER

Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

SUB-ADVISER

SKY Harbor Capital Management, LLC
20 Horseneck Lane
Greenwich, Connecticut 06830

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION: The SAI, dated [ ], 2013, includes detailed information about the Westwood Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on the Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-877-FUND-WHG (1-877-386-3944)

BY MAIL:      Westwood Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.westwoodfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520.

You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                [INVENTORY CODE]

                      STATEMENT OF ADDITIONAL INFORMATION

               ICM SMALL COMPANY PORTFOLIO (TICKER SYMBOL: ICSCX)
                  A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                   [ ], 2013

                              INVESTMENT ADVISER:

                     INVESTMENT COUNSELORS OF MARYLAND, LLC

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the ICM Small Company Portfolio (the "Fund"). This SAI is incorporated by reference and should be read in conjunction with the Fund's prospectus dated [ ], 2013. Capitalized terms not defined herein are defined in the prospectus. The financial statements with respect to the Fund for the fiscal year ended October 31, 2012, including notes thereto and the report of [ ] thereon, as contained in the 2012 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be part of this SAI. A copy of the Fund's 2012 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9000 or by calling the Fund at 1-866-234-5426.


                               TABLE OF CONTENTS



THE TRUST ..................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS .......................................S-1
INVESTMENT POLICIES OF THE FUND ............................................S-28
INVESTMENT ADVISORY AND OTHER SERVICES .....................................S-30
PORTFOLIO MANAGERS .........................................................S-31
THE ADMINISTRATOR ..........................................................S-32
THE DISTRIBUTOR ............................................................S-32
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................S-33
TRANSFER AGENT .............................................................S-33
CUSTODIAN ..................................................................S-34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..............................S-34
LEGAL COUNSEL ..............................................................S-34
TRUSTEES AND OFFICERS OF THE TRUST .........................................S-34
PURCHASING AND REDEEMING SHARES ............................................S-44
DETERMINATION OF NET ASSET VALUE ...........................................S-44
TAXES ......................................................................S-45
BROKERAGE ALLOCATION AND OTHER PRACTICES ...................................S-49
PORTFOLIO HOLDINGS .........................................................S-51
DESCRIPTION OF SHARES ......................................................S-52
SHAREHOLDER LIABILITY ......................................................S-52
LIMITATION OF TRUSTEES' LIABILITY ..........................................S-53
PROXY VOTING ...............................................................S-53
CODES OF ETHICS ............................................................S-53
5% AND 25% SHAREHOLDERS ....................................................S-53
APPENDIX A -- DESCRIPTION OF RATINGS .......................................A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .........................B-1



[ ], 2013                                          [INVENTORY CODE]

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares").
 The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information. The Trust is authorized to offer shares of the Fund in Institutional Class Shares. The Trust reserves the right to create and issue additional classes of shares.

HISTORY OF THE FUND. The ICM Small Company Portfolio is the successor to the UAM Funds, Inc. ICM Small Company Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Investment Counselors of Maryland, LLC ("ICM" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those of the Fund. The Predecessor Fund's date of inception was April 19, 1989. The Predecessor Fund dissolved and reorganized into the ICM Small Company Portfolio on June 24, 2002. Substantially, all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below. The following information supplements, and should be read in conjunction with, the prospectus.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES -- The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality, as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected through 2012.

While the U.S. Treasury is committed to offset negative equity at Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac") through its preferred stock purchases through 2012, no assurance can be given that the initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC -- Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES -- Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

     o payments of interest and principal are more frequent (usually monthly); and
     o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

     o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

     o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

     o is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

o PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements and interpretations of the SEC and its staff.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.


o SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.


At the time of selling a put option, the Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.


OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     o    Do not require an initial margin deposit.

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that the Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the U.S. Securities and Exchange Commission ("SEC"). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.


o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.
Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and

     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions.
For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.


Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

EQUITY SECURITIES

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REAL ESTATE INVESTMENT TRUSTS ("REITS") - A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Portfolio invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of

IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.
 In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

     o The Fund can invest directly in foreign securities denominated in a foreign currency;

     o The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     o    The Fund can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") -- ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Fund may invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U. S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter- bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

EXCHANGE-TRADED FUNDS ("ETFS")

The Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.


INVESTMENT COMPANY SHARES
The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under
Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS.

Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

RESTRICTED AND ILLIQUID SECURITIES.

While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower;
(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.
The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

     o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

     o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, the Fund segregates an amount of cash or liquid securities equal to the difference between (a) the current market value of the securities sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the current market value of the securities.

WHEN ISSUED, DELAYED -- DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following investment policies are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.
The Fund will not:

o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.

o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following investment limitations are non-fundamental and may be changed by the Trust's Board without shareholder approval.

The Fund may:

     o not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

     o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33(1)/3 % of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

          Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33(1)/3 % of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     o    invest in the securities of foreign issuers.

     o purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

     o invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     o    write covered call options and may buy and sell put and call options.

     o    enter into repurchase agreements.

     o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33(1)/3 % of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     o    sell securities short and engage in short sales "against the box."

     o    enter into swap transactions.

Further, the Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in companies with small market capitalizations at the time of initial purchase, without 60 days' prior written notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Investment Counselors of Maryland, LLC, a Delaware limited liability company located at 803 Cathedral Street, Baltimore, Maryland 21201, serves as the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of December 31, 2012, the Adviser had approximately $XX billion in assets under management. The Adviser and its predecessor, Investment Counselors of Maryland, Inc. (the "Former Adviser"), have provided investment management services to corporations, foundations, endowments, pensions and profit sharing plans, trusts, estates and other institutions and individuals since 1972. The Adviser is owned in part by the Former Adviser and ICM Management LLC, a company wholly-owned by seven officers of the Adviser. Old Mutual (US) Holdings Inc. ("Old Mutual US") through its ownership of the Former Adviser retains an ownership interest in the Adviser.

Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Currently, Old Mutual US has a number of affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the Trust. Old Mutual US is a subsidiary of OM Group (UK) Limited which is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated June 24, 2002, as amended (the "Advisory Agreement") with respect to the Fund. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligation and duties thereunder. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2010, 2011 and 2012, the Fund paid the Adviser the following advisory fees:

--------------------------------------------------------------------------------
                                                     FEES PAID
--------------------------------------------------------------------------------
          FUND                          2010           2011           2012
--------------------------------------------------------------------------------
ICM Small Company Portfolio          $9,243,973     $10,021,414        $XX
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Fund is managed by a team of portfolio managers who are each responsible for researching investment opportunities for the Fund. Each team member also manages separately managed accounts that share the same investment objective as the Fund and are managed in tandem with the Fund.

Each team member receives an annual salary and discretionary cash bonus from the Adviser. The portfolio managers' compensation is not linked to the Fund's or separate accounts' performance. Instead, bonuses are determined based on the Adviser's overall profitability, which may relate to the Fund and/or separate accounts' asset levels, as well as other factors. These factors may include a team member's investment ideas and strategies, and overall contribution to the success of the Adviser and its investment products. In addition to salary and bonuses, four of the Fund's team members (Mssrs. Heaphy, Wooten, Merwitz and Jacapraro), are members of ICM Management LLC, which owns a portion of the Adviser. Through these interests, Mssrs. Heaphy, Wooten, Merwitz and Jacapraro also receive a 1/7 interest of the Adviser's income distributions to ICM Management LLC.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").


NAME                                              DOLLAR RANGE OF FUND SHARES(1)
William V. Heaphy                                           $XX - $XX
Simeon F. Wooten, III                                       $XX - $XX
Gary J. Merwitz                                             $XX - $XX
Robert F. Jacapraro                                         $XX - $XX

(1) Valuation date is October 31, 2012.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Note that XX of the accounts listed above are subject to a performance-based advisory fee. The information below is provided as of October 31, 2012.

------------------------------------------------------------------------------------------------------------------------------------
                           REGISTERED INVESTMENT            OTHER POOLED INVESTMENT                 OTHER ACCOUNTS
                                   COMPANIES                         VEHICLES
------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER OF      TOTAL ASSETS      NUMBER OF      TOTAL ASSETS       NUMBER OF      TOTAL ASSETS
NAME                       ACCOUNTS       (MILLIONS)        ACCOUNTS       (MILLIONS)         ACCOUNTS*      (MILLION)
------------------------------------------------------------------------------------------------------------------------------------
William V. Heaphy            XX             $XX               XX             $XX                XX             $XX
------------------------------------------------------------------------------------------------------------------------------------
Simeon F. Wooten, III        XX             $XX               XX             $XX                XX             $XX
------------------------------------------------------------------------------------------------------------------------------------
Robert F. Jacapraro          XX             $XX               XX             $XX                XX             $XX
------------------------------------------------------------------------------------------------------------------------------------
Gary J. Merwitz              XX             $XX               XX             $XX                XX             $XX
------------------------------------------------------------------------------------------------------------------------------------

* Includes XX accounts with assets under management of $XX that are subject to a performance-based advisory fee.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separately managed small cap portfolios (the "Small Cap Portfolios"). The Small Cap Portfolios have the same investment objective as the Fund and are managed in tandem with the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio managers manage an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $245,000 for two portfolios, plus $75,000 per additional portfolio, plus $15,000 per additional class or:

--------------------------------------------------------------------------------
     FEE (AS A PERCENTAGE OF AGGREGATE
     AVERAGE ANNUAL ASSETS)                      FUND'S AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
               0.10%                                    First $250 million
--------------------------------------------------------------------------------
               0.08%                                $250 million - $500 million
--------------------------------------------------------------------------------
               0.07%                                $500 million - $750 million
--------------------------------------------------------------------------------
               0.04%                                    Over $750 million
--------------------------------------------------------------------------------

For the fiscal years ended October 31, 2010, 2011 and 2012, the Fund paid the following administration fees:

--------------------------------------------------------------------------------
                                      ADMINISTRATION FEES PAID
--------------------------------------------------------------------------------
FUND                                2010         2011        2012
--------------------------------------------------------------------------------
ICM Small Company Portfolio      $853,229      $897,644      $XX
--------------------------------------------------------------------------------

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI
Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

CUSTODIAN

Union Bank of California, National Association, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian"), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by [ ], as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-today management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are ten members of the Board of Trustees, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (80%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: presides over board meetings in the absence of the Chairman of the Board; presides over executive sessions of the independent Trustees; along with the Chairman of the Board, oversees the development of agendas for Board meetings; facilitates communication between the independent Trustees and management, and among the independent Trustees; serves as a key point person for dealings between the independent Trustees and management; and has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

-------------------------------------------------------------------------------------------------------------
                    POSITION
                    WITH TRUST AND
NAME AND            LENGTH          PRINCIPAL OCCUPATIONS   OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH       OF TERM         IN THE PAST 5 YEARS     PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Robert Nesher       Chairman of the SEI employee 1974 to    Current Directorships: Trustee of The
(08/17/46)          Board of        present; currently      Advisors' Inner Circle Fund II,
                    Trustees(1)     performs various        Bishop Street Funds, SEI Daily
                    (since 1991)    services on behalf of   Income Trust, SEI Institutional
                                    SEI Investments for     International Trust, SEI Institutional
                                    which Mr. Nesher is     Investments Trust, SEI Institutional
                                    compensated. President  Managed Trust, SEI Liquid Asset
                                    and Director of SEI     Trust, SEI Asset Allocation Trust,
                                    Structured Credit Fund, SEI Tax Exempt Trust, Adviser
                                    LP. President and Chief Managed Trust and New Covenant
                                    Executive Officer of    Funds, President and Director of SEI
                                    SEI Alpha Strategy      Structured Credit Fund, L.P. Director
                                    Portfolios, LP, June    of SEI Global Master Fund plc, SEI
                                    2007 to present.        Global Assets Fund plc, SEI Global
                                    President and Director  Investments Fund plc, SEI
                                    of SEI Opportunity      Investments--Global Funds Services,
                                    Fund, L.P. to 2010.     Limited, SEI Investments Global,
                                                            Limited, SEI Investments (Europe)
                                                            Ltd., SEI Investments--Unit Trust
                                                            Management (UK) Limited, SEI
                                                            Multi-Strategy Funds PLC, SEI
                                                            Global Nominee Ltd. and SEI Alpha
                                                            Strategy Portfolios, LP.

                                                            Former Directorships: Director of SEI
                                                            Opportunity Fund, L.P. to 2010.
-------------------------------------------------------------------------------------------------------------
William M. Doran    Trustee(1)      Self-Employed           Current Directorships: Trustee of The
(05/26/40)          (since 1992)    Consultant since 2003.  Advisors' Inner Circle Fund II,
                                    Partner at Morgan,      Bishop Street Funds, SEI Daily
                                    Lewis & Bockius LLP     Income Trust, SEI Institutional
                                    (law firm) from 1976 to International Trust, SEI Institutional
                                    2003. Counsel to the    Investments Trust, SEI Institutional
                                    Trust, SEI Investments, Managed Trust, SEI Liquid Asset
                                    SIMC, the               Trust, SEI Asset Allocation Trust,
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                      POSITION
                      WITH TRUST AND
NAME AND              LENGTH         PRINCIPAL OCCUPATIONS     OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH         OF TERM        IN THE PAST 5 YEARS       PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
                                     Administrator and the     SEI Tax Exempt Trust, Adviser
                                     Distributor.              Managed Trust and New Covenant
                                                               Funds. Director of SEI Alpha
                                                               Strategy Portfolios, LP. Director of
                                                               SEI Investments (Europe), Limited,
                                                               SEI Investments--Global Funds
                                                               Services, Limited, SEI Investments
                                                               Global, Limited, SEI Investments
                                                               (Asia), Limited, SEI Asset Korea Co.,
                                                               Ltd., SEI Global Nominee Ltd. and
                                                               SEI Investments -- Unit Trust
                                                               Management (UK) Limited. Director
                                                               of the Distributor since 2003.
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
Charles E. Carlbom    Trustee        Self-Employed Business    Current Directorships: Trustee of The
(08/20/34)            (since 2005)   Consultant, Business      Advisors' Inner Circle Fund II and
                                     Projects Inc. since 1997. Bishop Street Funds; Director of
                                                               Oregon Transfer Co.
-------------------------------------------------------------------------------------------------------------
John K. Darr          Trustee        Retired. CEO, Office of   Current Directorships: Trustee of The
(08/17/44)            (since 2008)   Finance, Federal Home     Advisors' Inner Circle Fund II and
                                     Loan Bank, from 1992 to   Bishop Street Funds. Director of
                                     2007.                     Federal Home Loan Banks of
                                                               Pittsburgh and Manna, Inc. (non-
                                                               profit developer of affordable
                                                               housing for ownership). Director of
                                                               Meals on Wheels, Lewes/Rehoboth
                                                               Beach.
-------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr. Trustee        Self Employed             Current Directorships: Trustee of The
(05/28/52)            (since 2011)   Consultant since January  Advisors' Inner Circle Fund II and
                                     2012; Director of         Bishop Street Funds.
                                     Endowments and
                                     Foundations,
                                     Morningstar Investment
                                     Management,
                                     Morningstar, Inc.,
                                     February 2010 to May
                                     2011; Director of
                                     International Consulting
                                     and Chief Executive
                                     Officer of Morningstar
                                     Associates Europe
                                     Limited, Morningstar,
                                     Inc., May 2007 to
                                     February 2010; Country
                                     Manager -- Morningstar
                                     UK Limited,
                                     Morningstar, Inc., June
                                     2005 to May 2007.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                    POSITION
                    WITH TRUST AND
NAME AND            LENGTH         PRINCIPAL OCCUPATIONS     OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH       OF TERM        IN THE PAST 5 YEARS       PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson Trustee        Retired. Private Investor Current Directorships: Trustee of The
(03/01/42)          (since 2005)   since 1994.               Advisors' Inner Circle Fund II,
                                                             Bishop Street Funds, SEI Asset
                                                             Allocation Trust, SEI Daily Income
                                                             Trust, SEI Institutional International
                                                             Trust, SEI Institutional Managed
                                                             Trust, SEI Institutional Investments
                                                             Trust, SEI Liquid Asset Trust, SEI
                                                             Tax Exempt Trust, SEI Alpha
                                                             Strategy Portfolios, LP, Adviser
                                                             Managed Trust and New Covenant
                                                             Funds. Director, Federal Agricultural
                                                             Mortgage Corporation (Farmer Mac)
                                                             since 1997.
-------------------------------------------------------------------------------------------------------------
Betty L. Krikorian  Trustee        Vice President,           Current Directorships: Trustee of The
(01/23/43)          (since 2005)   Compliance, AARP          Advisors' Inner Circle Fund II and
                                   Financial Inc. from 2008  Bishop Street Funds.
                                   to 2010. Self-Employed
                                   Legal and Financial
                                   Services Consultant
                                   since 2003. Counsel (in-
                                   house) for State Street
                                   Bank from 1995 to 2003.
-------------------------------------------------------------------------------------------------------------
Bruce Speca         Trustee        Global Head of Asset      Current Directorships: Trustee of The
(02/12/56)          (since 2011)   Allocation, Manulife      Advisors' Inner Circle Fund II and
                                   Asset Management          Bishop Street Funds.
                                   (subsidiary of Manulife
                                   Financial), June 2010 to
                                   May 2011; Executive
                                   Vice President --
                                   Investment Management
                                   Services, John Hancock
                                   Financial Services
                                   (subsidiary of Manulife
                                   Financial), June 2003 to
                                   June 2010.
-------------------------------------------------------------------------------------------------------------
James M. Storey     Trustee        Attorney, Solo            Current Directorships:
(04/12/31)          (since 1994)   Practitioner since 1994.  Trustee/Director of The Advisors'
                                                             Inner Circle Fund II, Bishop Street
                                                             Funds and US Charitable Gift Trust.
                                                             Trustee of SEI Daily Income Trust,
                                                             SEI Institutional International Trust,
                                                             SEI Institutional Investments Trust,
                                                             SEI Institutional Managed Trust, SEI
                                                             Liquid Asset Trust, SEI Asset
                                                             Allocation Trust, SEI Tax Exempt
                                                             Trust and SEI Alpha Strategy
                                                             Portfolios, L.P. until December 2010.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH         PRINCIPAL OCCUPATIONS  OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM        IN THE PAST 5 YEARS    PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr. Trustee        Retired since January  Current Directorships:
(11/13/42)              (since 1999)   2012. Self-employed    Trustee/Director of State Street
                        Lead           Consultant, Newfound   Navigator Securities Lending Trust,
                        Independent    Consultants Inc. April The Advisors' Inner Circle Fund II,
                        Trustee        1997 to December 2011. Bishop Street Funds, SEI Structured
                                                              Credit Fund, LP, SEI Daily Income
                                                              Trust, SEI Institutional International
                                                              Trust, SEI Institutional Investments
                                                              Trust, SEI Institutional Managed
                                                              Trust, SEI Liquid Asset Trust, SEI
                                                              Asset Allocation Trust, SEI Tax
                                                              Exempt Trust, SEI Alpha Strategy
                                                              Portfolios, LP, Adviser Managed
                                                              Trust and New Covenant Funds;
                                                              member of the independent review
                                                              committee for SEI's Canadian-
                                                              registered mutual funds.

                                                              Former Directorships: Director of SEI
                                                              Opportunity Fund, L.P. to 2010.
-------------------------------------------------------------------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an Investment Management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1994.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX (XX) times during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX (XX) times during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan, currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met XX (XX) times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

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                          DOLLAR RANGE OF FUND SHARES                AGGREGATE DOLLAR RANGE OF SHARES
NAME                                (FUND)(1)                        (ALL FUNDS IN THE COMPLEX)(1, 2)
-----------------------------------------------------------------------------------------------------------
Doran                               [None]                                     [None]
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Nesher                              [None]                                     [None]
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
Carlbom                             [None]                                     [None]
-----------------------------------------------------------------------------------------------------------
Darr                                [None]                                     [None]
-----------------------------------------------------------------------------------------------------------
Grause                              [None]                                     [None]
-----------------------------------------------------------------------------------------------------------
Johnson                             [None]                                     [None]
-----------------------------------------------------------------------------------------------------------
Krikorian                           [None]                                     [None]
-----------------------------------------------------------------------------------------------------------
Speca                               [None]                                     [None]
-----------------------------------------------------------------------------------------------------------
Storey                              [None]                                     [None]
-----------------------------------------------------------------------------------------------------------
Sullivan                            [None]                                     [None]
-----------------------------------------------------------------------------------------------------------

(1) Valuation date is December 31, 2012.

(2) The Trust is the only investment company in the "The Complex."


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

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                          AGGREGATE               PENSION OR RETIREMENT        ESTIMATED ANNUAL
                       COMPENSATION FROM         BENEFITS ACCRUED AS PART       BENEFITS UPON       TOTAL COMPENSATION FROM THE
NAME                      THE TRUST                OF FUND EXPENSES              RETIREMENT           TRUST AND FUND COMPLEX(1)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Doran                       $0                            n/a                          n/a          $0 for service on (1) board
Nesher                      $0                            n/a                          n/a          $0 for service on (1) board
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Carlbom                     $XX                           n/a                          n/a       $XX for service on one (1) board
Darr                        $XX                           n/a                          n/a       $XX for service on one (1) board
Grause                      $XX(2)                        n/a                          n/a       $XX(2) for service on one (1) board
Johnson                     $XX                           n/a                          n/a       $XX for service on one (1) board
Krikorian                   $XX                           n/a                          n/a       $XX for service on one (1) board
Speca                       $XX(2)                        n/a                          n/a       $XX(2) for service on one (1) board
Storey                      $XX                           n/a                          n/a       $XX for service on one (1) board
Sullivan                    $XX                           n/a                          n/a       $XX for service on one (1) board

(1)        The Trust is the only investment company in the "Fund Complex."
(2)        Joined the Board of Trustees on November 17, 2011.


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services. Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

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NAME AND        POSITION WITH    PRINCIPAL OCCUPATIONS IN PAST 5        OTHER DIRECTORSHIPS HELD
DATE OF BIRTH   TRUST AND LENGTH YEARS                                  IN THE PAST 5 YEARS
                OF TERM
-------------------------------------------------------------------------------------------------------------
Michael Beattie President        Director of Client Service at SEI from None.
(03/13/65)      (since 2011)     2004 to 2011. Vice President at SEI
                                 from 2009 to November 2011.
-------------------------------------------------------------------------------------------------------------
Michael         Treasurer,       Director, SEI Investments, Fund        None.
Lawson          Controller and   Accounting since July 2005. Manager,
(10/08/60)      Chief Financial  SEI Investments, Fund Accounting at
                Officer          SEI Investments AVP from April 1995
                (since 2005)     to February 1998 and November 1998
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
NAME AND      POSITION WITH      PRINCIPAL OCCUPATIONS IN PAST 5         OTHER DIRECTORSHIPS HELD
DATE OF BIRTH TRUST AND LENGTH   YEARS                                   IN THE PAST 5 YEARS
              OF TERM
-------------------------------------------------------------------------------------------------------------
                                 to July 2005.
-------------------------------------------------------------------------------------------------------------
Russell Emery Chief Compliance   Chief Compliance Officer of SEI         None.
(12/18/62)    Officer            Structured Credit Fund, LP and SEI
              (since 2006)       Alpha Strategy Portfolios, LP since
                                 June 2007. Chief Compliance Officer
                                 of SEI Opportunity Fund, L.P., SEI
                                 Institutional Managed Trust, SEI Asset
                                 Allocation Trust, SEI Institutional
                                 International Trust, SEI Institutional
                                 Investments Trust, SEI Daily Income
                                 Trust, SEI Liquid Asset Trust and SEI
                                 Tax Exempt Trust since March 2006.
                                 Director of Investment Product
                                 Management and Development, SEI
                                 Investments, since February 2003;
                                 Senior Investment Analyst -- Equity
                                 Team, SEI Investments, from March
                                 2000 to February 2003.
-------------------------------------------------------------------------------------------------------------
Timothy D.    Vice President and General Counsel and Secretary of        None.
Barto         Assistant          SIMC and the Administrator since
(03/28/68)    Secretary (since   2004. Vice President of SIMC and the
              1999)              Administrator since 1999. Vice
                                 President and Assistant Secretary of
                                 SEI Investments since 2001. Assistant
                                 Secretary of SIMC, the Administrator
                                 and the Distributor, and Vice President
                                 of the Distributor from 1999 to 2003.
-------------------------------------------------------------------------------------------------------------
John Munch    Vice President and Attorney, SEI Investments Company,      None.
(05/07/71)    Assistant          since 2001.
              Secretary
              (since 2012)
-------------------------------------------------------------------------------------------------------------
Dianne M.     Vice President     Counsel at SEI Investments since 2010.  None.
Sulzbach      and Secretary      Associate at Morgan, Lewis & Bockius
(07/18/77)    (since 2011)       LLP from 2006 to 2010. Associate at
                                 Morrison & Foerster LLP from 2003 to
                                 2006. Associate at Stradley Ronon
                                 Stevens & Young LLP from 2002 to
                                 2003.
-------------------------------------------------------------------------------------------------------------
Keri Rohn     Privacy Officer    Compliance Officer at SEI Investments   None.
(8/24/80)     (since 2009)       since 2003.
              AML Officer
              (since 2011)
-------------------------------------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all of the funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board.
 The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the "RIC Mod Act") which makes certain beneficial changes for "regulated investment companies" under Subchapter M of the Code ("RICs") and their shareholders, some of which are referenced below. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts certain RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of income and gains.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC it will not be subject to federal income taxes on the net investment income and net realized capital gains that it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships ("90% Test"); (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships ("Asset Test").

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The RIC Mod Act changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of a Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for a Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income.
 Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains regardless of how long the Fund's shares have been held by the shareholder. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

For taxable years beginning after December 31, 2013, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds from the sale of Fund shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2010, 2011 and 2012, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

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                                   AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
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FUND                                     2010                 2011              2012
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ICM Small Company Portfolio           $1,851,935           $2,117,567           $XX
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BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2012, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

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                                      TOTAL DOLLAR AMOUNT OF BROKERAGE            TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                      COMMISSIONS FOR RESEARCH SERVICES           INVOLVING BROKERAGE COMMISSIONS FOR
FUND                                                                                      RESEARCH SERVICES
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ICM Small Company Portfolio                       $XX                                            $XX
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BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the fiscal years ended October 31, 2010, 2011 and 2012, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.]

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) that it held during its most recent fiscal year. As of October 31, 2012, the Fund did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2011 and 2012, the portfolio turnover rates for the Fund were as follows:

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                                                PORTFOLIO TURNOVER RATES
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FUND                                       2011                          2012
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ICM Small Company Portfolio                 30%                           XX%
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PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund discloses a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and the Fund's complete schedule of investments following the 2nd and 4th fiscal quarters, is available in the Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its

Form N-CSR will be available without charge, upon request, by calling 1-866-234-5426. These reports are also available, free of charge, on the ICM Portfolio's website at www.icomd.com. In addition, the Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/icm. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund.

Certain portfolio holdings information for the Fund is available on the Fund's website - www.icomd.com - by clicking on the "ICM Small Company Portfolio" section of the homepage. A complete list of portfolio holdings for the Fund as of the end of the most recently completed calendar quarter is found under the "Quarterly Reports" section. The portfolio holdings information available on the Fund's website includes an alphabetical list of the securities owned by the Fund, but does not include the percentage of the Fund's overall portfolio represented by a particular security. The portfolio holdings information on the Fund's website is generally made available within fifteen days after the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next quarter.

The Adviser's website also provides information about the Fund's complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31). This information on the website is provided within 15 days of the end of each calendar quarter. The information on the Adviser's website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Fund.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipients of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the

Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, INCLUDING SECURITIES THAT MAY BE PURCHASED OR HELD BY THE FUND, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of [ ], the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. The Fund believes that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning of record or beneficially 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

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ICM SMALL COMPANY PORTFOLIO
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NAME AND ADDRESS                     NUMBER OF SHARES               % OF FUND
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                      APPENDIX A -- DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.

LONG-TERM RATINGS

MOODY'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC and C
          Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial , or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to non-payment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favourable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated 'CC' is currently highly vulnerable to non-payment.

     C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preffered stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking or a similar action if payments on an obligation are jeopardised.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1 A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-2 A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-3 A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     C A short-term obligation rated 'C' is currently vulnerable to non-payment and is dependent upon favourable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardised.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings:

INVESTMENT GRADE

     AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

SPECULATIVE GRADE

     BB:  Speculative.

          'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

       B: Highly speculative.

          o For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

     CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. [] For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

     CC: For issuers and performing obligations, default of some kind appears probable.

          o For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

 Grade C: For issuers and performing obligations, default is imminent.

          o For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

     RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

     D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

          o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

          o The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

          o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     RD Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

     D Indicates an entity or sovereign that has defaulted on all of its financial obligations.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

Notes to Long-term and Short-term ratings: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF': Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

                      STATEMENT OF ADDITIONAL INFORMATION

                          WESTWOOD LARGECAP VALUE FUND
                     (A CLASS SHARES TICKER SYMBOL: WWLAX)
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGLX)

                             WESTWOOD SMIDCAP FUND
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGMX)

                          WESTWOOD SMALLCAP VALUE FUND
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGSX)

                        WESTWOOD INCOME OPPORTUNITY FUND
                     (A CLASS SHARES TICKER SYMBOL: WWIAX)
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGIX)

                         WESTWOOD DIVIDEND GROWTH FUND
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGDX)

                           WESTWOOD SMIDCAP PLUS FUND
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGPX)

                    WESTWOOD SHORT DURATION HIGH YIELD FUND
                                (A CLASS SHARES)
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WHGHX)

                          WESTWOOD GLOBAL EQUITY FUND
                                (A CLASS SHARES)
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WWGEX)

                         WESTWOOD GLOBAL DIVIDEND FUND
                              (A CLASS SHARES)
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WWGDX)

                         WESTWOOD EMERGING MARKETS FUND
                     (A CLASS SHARES TICKER SYMBOL: WWEAX)
                  (INSTITUTIONAL SHARES TICKER SYMBOL: WWEMX)

                      WESTWOOD EMERGING MARKETS PLUS FUND
                                (A CLASS SHARES)
                             (INSTITUTIONAL SHARES)

               EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                               ________ __, 2013

                              INVESTMENT ADVISER:
                           WESTWOOD MANAGEMENT CORP.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Westwood LargeCap Value Fund, the Westwood SMidCap Fund, the Westwood Income Opportunity Fund, the Westwood SmallCap Value Fund, the Westwood Dividend Growth Fund, the Westwood SMidCap Plus Fund, the Westwood Short Duration High Yield Fund, the Westwood Global Equity Fund, the Westwood Global Dividend Fund, the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund (each a "Fund" and together, the "Funds"). Shares of the Westwood SMidCap Fund are currently not available to new investors. Existing shareholders of the Fund may continue to make additional investments and reinvest dividends and capital gains distributions in the Fund. In addition, A Class Shares of the Westwood Short Duration High Yield Fund, the Westwood Global Equity Fund, the Westwood Global Dividend Fund and the Westwood Emerging Markets Plus Fund and Institutional Class Shares of the Westwood Emerging Markets Plus Fund are currently not available for purchase. This SAI is incorporated by reference and should be read in conjunction with the Funds' prospectuses dated [ ]. Capitalized terms not defined herein are defined in the prospectuses. The financial statements for the Funds including the notes thereto and the report of [ ] thereon, as contained in the 2012 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2012 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, MO 64121 or calling the Funds at 1-877-FUND-WHG (1-877-386-3944).


                               TABLE OF CONTENTS


THE TRUST .................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES ...........S-2
DESCRIPTION OF PERMITTED INVESTMENTS ......................................S-8
INVESTMENT LIMITATIONS ...................................................S-20
THE ADVISER AND SUB-ADVISER ..............................................S-23
THE PORTFOLIO MANAGERS ...................................................S-27
THE ADMINISTRATOR ........................................................S-29
THE DISTRIBUTOR ..........................................................S-31
SHAREHOLDER SERVICES .....................................................S-32
PAYMENTS TO FINANCIAL INTERMEDIARIES .....................................S-33
THE TRANSFER AGENT .......................................................S-33
THE CUSTODIAN ............................................................S-33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................S-33
LEGAL COUNSEL ............................................................S-33
TRUSTEES AND OFFICERS OF THE TRUST .......................................S-34
PURCHASING AND REDEEMING SHARES ..........................................S-43
DETERMINATION OF NET ASSET VALUE .........................................S-43
TAXES ....................................................................S-44
FUND TRANSACTIONS ........................................................S-49
PORTFOLIO HOLDINGS .......................................................S-52
DESCRIPTION OF SHARES ....................................................S-53
SHAREHOLDER LIABILITY ....................................................S-53
LIMITATION OF TRUSTEES' LIABILITY ........................................S-54
PROXY VOTING .............................................................S-54
CODES OF ETHICS ..........................................................S-54
5% AND 25% SHAREHOLDERS ..................................................S-54
APPENDIX A -- DESCRIPTION OF RATINGS ......................................A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ........................B-1


[ ], 2013                                                             WHG-SX-[ ]

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under an Amended and Restated Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund.
All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Shares and A Class Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on shareholder servicing and distribution expenses, see the "Distributor" and "Shareholder Services" sections in this SAI. The Funds are currently offered in the following classes of shares:

----------------------------------------------------------------------------------------------------------
FUND                                              INSTITUTIONAL SHARES           A CLASS SHARES
----------------------------------------------------------------------------------------------------------
Westwood LargeCap Value Fund                                X                         X
----------------------------------------------------------------------------------------------------------
Westwood SMidCap Fund                                       X
----------------------------------------------------------------------------------------------------------
Westwood Income Opportunity Fund                            X                         X
----------------------------------------------------------------------------------------------------------
Westwood SmallCap Value Fund                                X
----------------------------------------------------------------------------------------------------------
Westwood Dividend Growth Fund                               X
----------------------------------------------------------------------------------------------------------
Westwood SMidCap Plus Fund                                  X
----------------------------------------------------------------------------------------------------------
Westwood Short Duration High Yield Fund                     X                         X(1)
----------------------------------------------------------------------------------------------------------
Westwood Global Equity Fund                                 X                         X(1)
----------------------------------------------------------------------------------------------------------
Westwood Global Dividend Fund                               X                         X(1)
----------------------------------------------------------------------------------------------------------
Westwood Emerging Markets Fund                              X                         X
----------------------------------------------------------------------------------------------------------
Westwood Emerging Markets Plus Fund                         X(1)                      X(1)
----------------------------------------------------------------------------------------------------------

(1)   Not currently available for purchase.

HISTORY OF THE WESTWOOD DIVIDEND GROWTH FUND. The Westwood Dividend Growth Fund is the successor to the McCarthy Multi-Cap Stock Fund (the "Predecessor Fund"), a separate registered investment company. The Predecessor Fund was managed by McCarthy Group Advisors, L.L.C. ("McCarthy"). McCarthy was responsible for the day-to-day management of the Predecessor Fund, which had a substantially similar investment objective, investment strategies, policies and restrictions as those of the Fund. The Predecessor Fund's date of inception was August 6, 2001. The Predecessor Fund reorganized into the Fund on February 7, 2011. Substantially all of the assets of the Predecessor Fund were acquired by the Fund in connection with its commencement of operations on February 7, 2011 (the "Reorganization").

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate each Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

WESTWOOD LARGECAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). In the event that the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investments in such securities would normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 40-60 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

WESTWOOD SMIDCAP FUND. The investment objective of the Fund is to seek long term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-cap companies to be those companies with market capitalizations between $500 million and $10 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). In the event the Fund invests in foreign securities or ADRs, the Adviser expects that the Fund's investment in such securities would normally represent less than 15% of the Fund's assets.

The Fund invests in approximately 50-65 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

WESTWOOD SMALLCAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The Fund considers small-cap companies to be those companies with market capitalizations between $100 million and $2 billion at the time of initial purchase. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depository Receipts ("ADRs"). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investment in such securities would normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 50-70 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

WESTWOOD INCOME OPPORTUNITY FUND. The primary investment objective of the Fund is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation. The investment objectives of the Fund are non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund seeks to meet its investment objective by investing generally more than 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying and/or interest-bearing securities.
The Fund seeks to invest in securities of companies with strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, and convertible securities. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and master limited partnerships ("MLPs"), securities of real estate investment trusts ("REITs"), and shares of exchange-traded funds ("ETFs"). The Fund generally invests in securities of domestic companies, but may also invest in securities of foreign companies and American Depositary Receipts ("ADRs"). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investments in such securities would normally represent less than 25% of the Fund's assets.

The Fund is permitted to invest in companies of any capitalization range. The Fund's fixed income investments are, in the aggregate, of investment grade (i.e., those rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser's investment process incorporates relative value analysis among capital instruments, as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund.

WESTWOOD DIVIDEND GROWTH FUND. The primary investment objective of the Fund is to seek to provide a growing stream of income over time. A secondary objective of the Fund is to seek to provide long-term capital appreciation and current income.. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund is classified as a "diversified" investment company under the 1940 Act.

The Fund seeks to invest primarily in the stocks of companies of any size, from larger, well-established companies, which are preferred by the Adviser, to smaller companies. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in dividend paying equity securities. For purposes of this policy, dividend paying equity securities include common stock, preferred stock, royalty trusts and trust preferred securities. The Fund may also invest in real estate investment trusts ("REITs"). The Fund will typically invest up to 5% of its net assets in REITs, but can invest a higher percentage in REITs if REIT valuations and fundamental prospects are compelling. The Fund will not invest more than 20% of its net assets in REITs. The Fund may invest up to 25% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including American Depositary Receipts ("ADRs").

The Adviser pursues the Fund's objective by investing primarily in the stocks of companies that exhibit the potential for significant long-term appreciation and dividend growth. In selecting investments, the portfolio managers seek to identify dividend-paying issuers with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends. The Adviser generally makes use of fundamental analytical techniques that combine quantitative analysis screens with fundamental analysis by the Adviser's equity investment team to determine which particular stocks to purchase and sell. The Adviser will consider the sale of securities from the Fund's portfolio when the reasons for the original purchase no longer apply.

WESTWOOD SMIDCAP PLUS FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-cap companies to be those companies with market capitalizations between $2 billion and $15 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund's investment in such companies would normally represent less than 15% of the Fund's assets.

The Fund invests in approximately 45-65 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

WESTWOOD SHORT DURATION HIGH YIELD FUND. The investment objective of the Fund is to generate a high level of current income while experiencing lower volatility than the broader high yield market. The investment objectives of the Fund are non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. High yield securities, also referred to as "junk" bonds, are securities rated BB+, Ba1 or below by independent rating agencies at the time of purchase by the Fund, or securities that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC (the "Sub-Adviser").

In seeking to achieve the Fund's objective, the Sub-Adviser generally invests in a portfolio of high yield securities of U.S. companies, as described in further detail below. While the Sub-Adviser may purchase securities of any maturity, under normal market conditions, the Sub-Adviser generally expects to invest in high yield securities, including privately placed securities, that have an expected redemption through maturity, call or other corporate action within three years or less, although this may vary if, in the Sub-Adviser's opinion, it is warranted by current market conditions. While there is no maximum duration on individual securities, the average maximum "duration to worst" of the Fund is expected to be under three years. "Duration to worst" is the duration of a bond computed using the bond's nearest call date or maturity, whichever comes first. The Sub-Adviser believes such a portfolio serves to reduce volatility and preserve capital when compared to traditional high yield portfolios. In the Sub-Adviser's view, traditional high yield portfolios generally possess durations to worst of longer than three years. Portfolios with longer durations to worst are generally more sensitive to interest rate changes and other market risks. As a result, the Sub-Adviser believes maintaining a duration to worst that is significantly shorter than that of traditional high yield portfolios will result in less volatility and better preservation of capital for the Fund relative to traditional high yield portfolios. The Fund invests in high yield securities of both U.S. and non-U.S. issuers, and the Sub-Adviser expects that the Fund's investments in non-U.S. issuers will normally represent less than 25% of the Fund's assets, and may include investments in emerging markets.

In selecting securities for the Fund's portfolio, the Sub-Adviser seeks issuers that exhibit attractive characteristics including, but not limited to: stable businesses with predictable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions favorable to bond holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools. The goal of the investment process is to identify high yield securities with attractively priced income streams and to achieve superior long term returns from investments. The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser's fundamental assessment of a security; (ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

WESTWOOD GLOBAL EQUITY FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized or located throughout the world, including the United States. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), preferred stock, warrants and real estate investment trusts ("REITs"). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $1 billion. The Fund invests at least 40% of its net assets, plus any borrowings for investment purposes, in companies organized or located or doing a substantial amount of business outside the United States in both developed and emerging market countries, and will generally have exposure to the United States, the United Kingdom and Japan.

The Fund invests in approximately 65-85 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

WESTWOOD GLOBAL DIVIDEND FUND. The investment objective of the Fund is to seek long-term capital appreciation and dividend income. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies organized or located throughout the world, including the United States. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), preferred stock, warrants and real estate investment trusts ("REITs"). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $500 million. The Fund invests at least 40% of its net assets, plus any borrowings for investment purposes, in companies organized or located or doing a substantial amount of business outside the United States in both developed and emerging market countries, and will generally have exposure to the United States, the United Kingdom and Japan.

The Fund invests in approximately 65-90 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market, offer an attractive opportunity for price appreciation and dividend growth, and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation, consistency of earnings growth and the ability, or prospective ability, to pay dividends. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

WESTWOOD EMERGING MARKETS FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers a company to be an emerging market company if (i) at least 50% of the company's assets are located in emerging markets; (ii) at least 50% of the company's revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market. "Emerging markets" include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), preferred stock, warrants and real estate investment trusts ("REITs"). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $500 million.

The Fund invests in approximately 70-90 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

WESTWOOD EMERGING MARKETS PLUS FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers a company to be an emerging market company if (i) at least 50% of the company's assets are located in emerging markets; (ii) at least 50% of the company's revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market. "Emerging markets" include countries in the MSCI

Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), preferred stock, warrants and real estate investment trusts ("REITs"). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $1.5 billion.

The Fund invests in approximately 50-70 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added ("EVA") philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company's fundamentals, or when more attractive alternatives exist.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information about Investment Objectives and Policies" section and the associated risk factors. A Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below.

AMERICAN DEPOSITARY RECEIPTS. ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.
With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequency is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o ROYALTY TRUSTS. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

o EXCHANGE-TRADED FUNDS. An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index.

     Some examples of ETFs are SPDRs(R), DIAMONDS(SM), NASDAQ 100 Index
     Tracking Stock(SM) ("QQQs(SM)"), and iShares(R). A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Investment Company Shares" below.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MASTER LIMITED PARTNERSHIPS. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

A Fund's investments in emerging markets can be considered speculative and may therefore offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. The economies of developing countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected through 2012.

While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

SECURITIES LENDING. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Unless an exception is available,
Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures;
(3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking the Fund's investment objectives, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PARTICIPATION NOTES AND PARTICIPATORY NOTES ("P-NOTES"). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933 Act, and restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. Under the supervision of the Trust's Board, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

SHORT SALES. As consistent with each Fund's investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the investment objectives of each Fund (except the Westwood Income Opportunity Fund, the Westwood Dividend Growth Fund, the Westwood SMidCap Plus Fund, the Westwood Short Duration High Yield Fund, the Westwood Global Equity Fund, the Westwood Global Dividend Fund, the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund), the following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental and may be changed by the Trust's Board without shareholder approval. In addition, the investment objectives of the Westwood Income Opportunity Fund, the Westwood Dividend Growth Fund, the Westwood SMidCap Plus Fund, the Westwood Short Duration High Yield Fund, the Westwood Global Equity Fund, the Westwood Global Dividend Fund, the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund are non-fundamental policies that may be changed by the Trust's Board without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Funds may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies that either obligate a Fund to purchase securities or require a Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of a Fund's net assets.

7. Under normal circumstances, the Westwood SmallCap Value Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies.

8. Under normal circumstances, the Westwood SMidCap Fund and the Westwood SMidCap Plus Fund will each invest at least 80% of their individual net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-cap companies.

9. Under normal circumstances, the Westwood LargeCap Value Fund shall invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large-cap companies.

10. Under normal circumstances, the Westwood Dividend Growth Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend paying equity securities.

11. Under normal circumstances, the Westwood Short Duration High Yield Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield securities.

12. Under normal circumstances, the Westwood Global Equity Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized or located throughout the world, including the United States.

13. Under normal circumstances, the Westwood Global Dividend Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies organized or located throughout the world, including the United States.

14. Under normal circumstances, the Westwood Emerging Markets Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies.

15. Under normal circumstances, the Westwood Emerging Markets Plus Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds' current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs).

COMMODITIES. The 1940 Act does not directly restrict an investment company's ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell physical commodities or commodities contracts, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

THE ADVISER AND SUB-ADVISER

GENERAL. Westwood Management Corp., a New York corporation formed in 1983, located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2012, the Adviser had approximately $XX billion in assets under management.

The Adviser has delegated the authority to manage the Westwood Short Duration High Yield Fund to SKY Harbor Capital Management, LLC ("SKY Harbor" or the "Sub-Adviser"). The Adviser monitors the Sub-Adviser to ensure its compliance with the investment policies and guidelines of the Fund and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Fund. The Board of Trustees of The Advisors' Inner Circle Fund (the "Board") supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated December 16, 2005 (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligation and duties under this Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of Westwood International Advisors Inc. ("Westwood International"), an affiliate of the Adviser. Westwood International is not registered with the SEC as an investment adviser under the 1940 Act. Westwood International has entered into a Memorandum of Understanding ("MOU") with the Adviser pursuant to which Westwood International is considered a "participating affiliate" of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from Westwood International may render portfolio management, research and other services to the Fund under the MOU and are subject to supervision by the Adviser. In addition, as a result of the Dodd-Frank Act the SEC staff's view and position regarding "participating affiliates" may change in the future.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Westwood LargeCap Value Fund, the Westwood SMidCap Fund, the Westwood Income Opportunity Fund, the Westwood Dividend Growth Fund, the Westwood SMidCap Plus Fund and the Westwood Short Duration High Yield Fund; 0.80% of the average daily net assets of the Westwood Global Equity Fund and the Westwood Global Dividend Fund; 0.85% of the average daily net assets of the Westwood SmallCap Value Fund; and 0.95% of the average daily net assets of the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the Funds' average daily net assets as follows:

--------------------------------------------------------------------------------
Fund                                  Share Class               Expense Cap
--------------------------------------------------------------------------------
Westwood LargeCap Value Fund          Institutional Shares      1.00%
                                      ------------------------------------------
                                      A Class Shares            1.25%
--------------------------------------------------------------------------------
Westwood Income Opportunity Fund      Institutional Shares      0.90%
                                      ------------------------------------------
                                      A Class Shares            1.15%
--------------------------------------------------------------------------------
Westwood SMidCap Fund                 Institutional Shares      1.25%
--------------------------------------------------------------------------------
Westwood SmallCap Value Fund          Institutional Shares      1.25%
--------------------------------------------------------------------------------
Westwood Dividend Growth Fund         Institutional Shares      1.00%
--------------------------------------------------------------------------------
Westwood SMidCap Plus Fund            Institutional Shares      1.00%
--------------------------------------------------------------------------------
Westwood Short Duration High Yield    Institutional Shares      0.90%
Fund                                  ------------------------------------------
                                      A Class Shares            1.15%
--------------------------------------------------------------------------------
Westwood Global Equity Fund           Institutional Shares      1.00%
                                      ------------------------------------------
                                      A Class Shares            1.25%
--------------------------------------------------------------------------------
Westwood Global Dividend Fund         Institutional Shares      1.00%
                                      ------------------------------------------
                                      A Class Shares            1.25%
--------------------------------------------------------------------------------
Westwood Emerging Markets Fund        Institutional Shares      1.20%
                                      ------------------------------------------
                                      A Class Shares            1.45%
--------------------------------------------------------------------------------
Westwood Emerging Markets Plus        Institutional Shares      1.20%
Fund                                  ------------------------------------------
                                      A Class Shares            1.45%
--------------------------------------------------------------------------------

With the exception of the Westwood Dividend Growth Fund, the above contractual fee waivers will be honored by the Adviser through February 28, 2014 and the fee waivers may be renewed by the Adviser for subsequent periods thereafter. With respect to the Westwood Dividend Growth Fund, the contractual arrangement may not be terminated or increased without shareholder approval. To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of the Funds. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place.

Except otherwise noted, for the fiscal years ended October 31, 2010, 2011 and 2012, the Funds paid the following in management fees to the Adviser:

------------------------------------------------------------------------------------------------------------------------
                                                                                             TOTAL FEES PAID
                     CONTRACTUAL FEES PAID          FEES WAIVED BY THE ADVISER(1)            (AFTER WAIVERS)
              ----------------------------------------------------------------------------------------------------------
FUND             2010          2011         2012      2010       2011      2012      2010          2011          2012
------------------------------------------------------------------------------------------------------------------------
Westwood
LargeCap
Value Fund    $1,570,461    $1,705,764      $XX        $0         $0       $XX    $1,570,461     $1,920,321       $XX
------------------------------------------------------------------------------------------------------------------------
Westwood
SMidCap
Fund          $1,861,710    $3,181,677      $XX        $0         $0       $XX    $1,861,710     $3,181,677       $XX
------------------------------------------------------------------------------------------------------------------------
Westwood
Income
Opportunity
Fund          $1,203,288    $2,677,245      $XX      $96,661      $0       $XX    $1,106,627     $2,707,270       $XX
------------------------------------------------------------------------------------------------------------------------
Westwood
SmallCap
Value Fund     $236,601     $290,387        $XX      $26,851    $9,024     $XX     $209,750       $281,363        $XX
------------------------------------------------------------------------------------------------------------------------
Westwood                   $465,870(2)                        $(6,321)(2)                        $459,549(2)
Dividend                   -----------                        -----------                        -----------
Growth Fund   $340,216(2)  $172,090(3)      $XX       $0(2)    $7,487(3)   $XX    $355,938(2)    $164,603(3)      $XX
------------------------------------------------------------------------------------------------------------------------
Westwood
SMidCap
Plus Fund       N/A(4)     $42,482(5)       $XX       N/A(4)   $42,482(5)  $XX       N/A(4)         $0(5)         $XX
------------------------------------------------------------------------------------------------------------------------
Westwood
Short
Duration
High Yield
Fund            N/A(4)       N/A(4)         $XX(6)    N/A(4)     N/A(4)    $XX(6)    N/A(4)        N/A(4)         $XX(6)
------------------------------------------------------------------------------------------------------------------------
Westwood
Global Equity
Fund            N/A(4)       N/A(4)        N/A(4)     N/A(4)     N/A(4)   N/A(4)     N/A(4)        N/A(4)        N/A(4)
------------------------------------------------------------------------------------------------------------------------
Westwood
Global
Dividend
Fund            N/A(4)       N/A(4)        N/A(4)     N/A(4)     N/A(4)   N/A(4)     N/A(4)        N/A(4)        N/A(4)
------------------------------------------------------------------------------------------------------------------------
Westwood
Emerging
Markets Fund    N/A(4)       N/A(4)        N/A(4)     N/A(4)     N/A(4)   N/A(4)     N/A(4)        N/A(4)        N/A(4)
------------------------------------------------------------------------------------------------------------------------
Westwood
Emerging
Markets Plus
Fund            N/A(4)       N/A(4)        N/A(4)     N/A(4)     N/A(4)   N/A(4)     N/A(4)        N/A(4)        N/A(4)
------------------------------------------------------------------------------------------------------------------------

(1) For the fiscal year ended October 31, 2011, the Adviser additionally reimbursed fees of $34,347 for the Westwood SMidCap Plus Fund to maintain the stated expense cap under its contractual expense limitation agreement with the Fund. During the fiscal years ended October 31, 2010, 2011 and 2012, the Adviser recovered previously waived and reimbursed fees of $63,437, $214,557 and $XX for the Westwood LargeCap Value Fund, $138,659, $0, and $XX for the Westwood SMidCap Fund, and $0, $30,025 and $XX for the Westwood Income Opportunity Fund. During the fiscal year ended October 31, 2012, the Adviser [did not recover any previously waived or reimbursed fees for the Westwood Dividend Growth Fund]. As of October 31, 2012, the amount of previously waived and reimbursed fees for the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund and Westwood Short Duration High Yield Fund for which the Adviser may seek reimbursement was $XX, $XX, $XX, $XX, $XX, $XX and $XX,respectively.
(2) For the fiscal year ended June 30. The Fund changed its fiscal year end from June 30 to October 31, effective with the four month period ended October 31, 2011.
(3)  For the fiscal period July 1, 2011 to October 31, 2011.
(4)  Not in operation during the period.
(5) Represents the period from March 28, 2011 (commencement of operations) to October 31, 2011.
(6) Represents the period from December 28, 2011 (commencement of operations) to October 31, 2012.

SUB-ADVISER

SKY Harbor, a Delaware limited liability company established in 2011, is located at 20 Horseneck Lane, Greenwich, CT 06830 and is registered with the SEC under the Advisers Act. SKY Harbor serves as the sub-adviser to the Westwood Short Duration High Yield Fund and is responsible for the day-to-day management of the Fund's investments. As of December 31, 2012, SKY Harbor had approximately $XX million in assets under management.

SUB-ADVISORY AGREEMENT. The Sub-Adviser and the Adviser have entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment adviser for the Westwood Short Duration High Yield Fund, makes investment decisions for the
Fund and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board.

SUB-ADVISORY FEES. For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at an annual rate of 0.35% of the Westwood Short Duration High Yield Fund's average daily net assets.

THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Each of the Funds' portfolio managers' compensation consists of a base salary, a discretionary cash bonus, profit sharing, company stock incentive compensation and a full benefits package. Percentages for each component of compensation are variable. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. The discretionary cash bonus and restricted stock award are determined at year-end and they vary with the firm's success, which is directly linked to the performance of the products they manage, including the Funds and other accounts. Lastly, other benefits such as health insurance, life insurance and short and long-term disability insurance packages, as well as a 401(k) plan with employer matching, are provided.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following tables show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act").

-----------------------------------------------------------------------------------------------------------
NAME                                             DOLLAR RANGE OF FUND SHARES(1)
-----------------------------------------------------------------------------------------------------------
WESTWOOD
-----------------------------------------------------------------------------------------------------------
                              [$50,001 - $100,000 (Westwood LargeCap Value Fund, Institutional Shares)]
Mark R. Freeman             [$50,001 - $100,000 (Westwood Income Opportunity Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
Scott D. Lawson                   [$1 - $10,000 (Westwood LargeCap Value Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
Jay K. Singhania             [$100,001 - $500,000 (Westwood LargeCap Value Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
Todd L. Williams            [$10,001 - $50,000 (Westwood Income Opportunity Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
Lisa Dong                     [$50,001 - $100,000 (Westwood LargeCap Value Fund, Institutional Shares)]
                              [$50,001 - $100,000 (Westwood SmallCap Value Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
Ragen R. Stienke                  [$10,001 - $50,000 (Westwood SMidCap Fund, Institutional Shares)]
                                  [$1 - $10,000 (Westwood SMidCap Plus Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
William E. Costello           [$10,001 - $50,000 (Westwood SmallCap Value Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
                                  [$10,001 - $50,000 (Westwood SMidCap Fund, Institutional Shares)]
Graham Wong                    [$10,001 - $50,000 (Westwood SMidCap Plus Fund, Institutional Shares)]
                              [$10,001 - $50,000 (Westwood SmallCap Value Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
Grant L. Taber                   [$50,001 - $100,000 (Westwood SMidCap Fund, Institutional Shares)]
                              [$10,001 - $50,000 (Westwood SMidCap Plus Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
Thomas C. Lieu                     [$1 - $10,000 (Westwood SMidCap Fund, Institutional Shares)]
                                [$1 - $10,000 (Westwood SMidCap Plus Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
Matthew R.Lockridge           [$10,001 - $50,000 (Westwood SmallCap Value Fund, Institutional Shares)]
                                     [None (Westwood Dividend Growth Fund, Institutional Shares)
-----------------------------------------------------------------------------------------------------------
Christopher J. MacDonald     [$10,001 - $50,000 (Westwood Dividend Growth Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
Michael Wall                        [None (Westwood Dividend Growth Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
                                      None (Westwood Global Equity Fund, Institutional Shares)
Patricia Perez-Coutts, CFA         None (Westwood Emerging Markets Fund, Institutional Shares)
                                   None (Westwood Emerging Markets Fund, A Class Shares)
-----------------------------------------------------------------------------------------------------------
Thomas Pinto Basto, CFA            None (Westwood Global Equity Fund, Institutional Shares)
                                   None (Westwood Global Dividend Fund, Institutional Shares)
-----------------------------------------------------------------------------------------------------------
SKY HARBOR
-----------------------------------------------------------------------------------------------------------
Anne Yobage                    [None (Westwood Short Duration High Yield Fund, Institutional Shares)]
-----------------------------------------------------------------------------------------------------------
(1) Valuation date is October 31, 2012.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2012.

The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.

----------------------------------------------------------------------------------------------------------------
                                REGISTERED                  OTHER POOLED
                          INVESTMENT COMPANIES           INVESTMENT VEHICLES             OTHER ACCOUNTS
                      ------------------------------------------------------------------------------------------
                        NUMBER
                          OF       TOTAL ASSETS(1)    NUMBER OF    TOTAL ASSETS(1)   NUMBER OF   TOTAL ASSETS(1)
NAME                   ACCOUNTS     ($ MILLIONS)      ACCOUNTS      ($ MILLIONS)     ACCOUNTS      ($ MILLIONS)
----------------------------------------------------------------------------------------------------------------
WESTWOOD
----------------------------------------------------------------------------------------------------------------
Mark R. Freeman           XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Scott Lawson              XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Jay K. Singhania          XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Todd L. Williams          XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Lisa Dong                 XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Ragen R. Stienke          XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
William E. Costello       XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Graham Wong               XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Grant L. Taber            XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Thomas C. Lieu            XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Matthew R. Lockridge      XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Christopher J.
MacDonald                 XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Mike Wall                 XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Patricia Perez-Coutts,
CFA                       XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
Thomas Pinto Basto,
CFA                       XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------
SKY HARBOR
----------------------------------------------------------------------------------------------------------------
Anne Yobage               XX            $XX              XX              $XX            XX              $XX
----------------------------------------------------------------------------------------------------------------

(1) Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers and therefore may be duplicated.

(2) Includes [XX] account in a large cap strategy with assets under management of $[XX] million that is subject to performance- based advisory fees. Westwood manages performance-based fee accounts for [XX] accounts with aggregated assets under management of $[XX] million as of October 31, 2012.

(3) Includes [XX] accounts in an MLP strategy with assets under management of $[XX] million that are subject to performance- based advisory fees. Westwood manages performance-based fee accounts for [XX] accounts with aggregated assets under management of $[XX] million as of October 31, 2012.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Adviser's trade allocation policy is to aggregate client transactions, including the Funds', where possible when it is believed that such aggregation may facilitate the Adviser's duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client's participation in the transaction. The Adviser generally allocates securities among client accounts according to each account's pre-determined participation in the transaction. The Adviser's policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Adviser prohibits late trading, frequent trading and/or market timing in the funds and monitors trades daily to ensure this policy is not violated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 and amended September 7, 2006 and August 6, 2012 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the

Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is detailed below in the following schedules.

WESTWOOD LARGECAP VALUE, WESTWOOD SMIDCAP, WESTWOOD SMALLCAP VALUE, WESTWOOD INCOME OPPORTUNITY, WESTWOOD DIVIDEND GROWTH, WESTWOOD SMIDCAP PLUS AND WESTWOOD SHORT DURATION HIGH YIELD FUNDS

--------------------------------------------------------------------------------
    FEE (AS A PERCENTAGE OF AGGREGATE
          AVERAGE ANNUAL ASSETS)             FUND'S AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
                   0.12%                              First $100 million
--------------------------------------------------------------------------------
                   0.08%                             $100 - $300 million
--------------------------------------------------------------------------------
                   0.06%                             $300 - $850 million
--------------------------------------------------------------------------------
                   0.04%                             $850 million - $3 billion
--------------------------------------------------------------------------------
                   0.035%                            Over $3 billion
--------------------------------------------------------------------------------

The foregoing fees are subject to a minimum annual fee of $100,000 per Fund.

o For each additional class of shares of a Fund established after the initial (1) class of shares per fund, the minimum annual fee will be increased by $15,000.

WESTWOOD GLOBAL EQUITY, WESTWOOD GLOBAL DIVIDEND, WESTWOOD EMERGING MARKETS AND WESTWOOD EMERGING MARKETS PLUS FUNDS

--------------------------------------------------------------------------------
       FEE (AS A PERCENTAGE OF AGGREGATE
             AVERAGE ANNUAL ASSETS)            FUND'S AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
                     0.10%                            First $100 million
--------------------------------------------------------------------------------
                     0.08%                           $100 - $300 million
--------------------------------------------------------------------------------
                     0.06%                           $300 - $850 million
--------------------------------------------------------------------------------
                     0.05%                            Over $850 million
--------------------------------------------------------------------------------

The foregoing fees are subject to a minimum annual fee of $115,000 per Fund.

o For each additional class of shares of a Fund established after the initial one (1) class of shares per fund, the minimum annual fee will be increased by $15,000.

o The Administrator will waive $15,000 of each Fund's minimum annual fee for the first year from and after the date the Administrator begins each Fund's official net asset value.

Except otherwise noted, for the fiscal years ended October 31, 2010, 2011 and 2012, the Funds paid the following administration fees:

-----------------------------------------------------------------------------------------------------
                                    ADMINISTRATION FEES PAID             ADMINISTRATION FEES WAIVED
                            -------------------------------------------------------------------------
FUND                            2010          2011          2012        2010       2011        2012
-----------------------------------------------------------------------------------------------------
Westwood LargeCap Value
Fund                         $166,112       $147,115        $XX          $0         $0         $XX
-----------------------------------------------------------------------------------------------------
Westwood SMidCap Fund        $201,060       $273,667        $XX          $0         $0         $XX
-----------------------------------------------------------------------------------------------------
Westwood Income
Opportunity Fund             $131,905       $228,354        $XX          $0         $0         $XX
-----------------------------------------------------------------------------------------------------
Westwood SmallCap Value
Fund                          $22,974        $22,087        $XX          $0         $0         $XX
-----------------------------------------------------------------------------------------------------
Westwood Dividend
Growth Fund(1)              $62,043(2)     $83,674(2)      $XX          $0(2)       $0(2)      $XX
                                           $14,431(3)                               $0(3)
-----------------------------------------------------------------------------------------------------
Westwood SMidCap Plus
Fund                         $N/A(5)       $3,538(5)        $XX       $N/A(4)      $0(5)       $XX
-----------------------------------------------------------------------------------------------------
Westwood Short Duration
High Yield Fund              $N/A(4)        $N/A(4)         $XX(6)    $N/A(4)     $N/A(4)      $XX(6)
-----------------------------------------------------------------------------------------------------
Westwood Global Equity
Fund                         $N/A(4)        $N/A(4)       $N/A(4)     $N/A(4)     $N/A(4)    $N/A(4)
-----------------------------------------------------------------------------------------------------
Westwood Global Dividend
Fund                         $N/A(4)        $N/A(4)       $N/A(4)     $N/A(4)     $N/A(4)    $N/A(4)
-----------------------------------------------------------------------------------------------------
Westwood Emerging
Markets Fund                 $N/A(4)        $N/A(4)       $N/A(4)     $N/A(4)     $N/A(4)    $N/A(4)
-----------------------------------------------------------------------------------------------------
Westwood Emerging
Markets Plus Fund            $N/A(4)        $N/A(4)       $N/A(4)     $N/A(4)     $N/A(4)    $N/A(4)
-----------------------------------------------------------------------------------------------------

(1) Prior to the Reorganization, the Predecessor Fund paid administration fees under a different administration agreement.
(2) For the fiscal year ended June 30. The Fund changed its fiscal year end from June 30 to October 31, effective with the four month period ended October 31, 2011.
(3)  For the fiscal period July 1, 2011 to October 31, 2011.
(4)  Not in operation during the period.
(5) Represents the period from March 28, 2011 (commencement of operations) to October 31, 2011.
(6) Represents the period from December 28, 2011 (commencement of operations) to October 31, 2012.

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's shares, and which applies to both Institutional Shares and A Class Shares of the Funds. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Funds, by a majority of the outstanding shares of the Funds, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

o A CLASS SHARES. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of the assets of the Westwood LargeCap Value Fund, Westwood Income Opportunity Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund attributable to A Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Service Providers may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

o    DESCRIPTION OF DISTRIBUTION SERVICES. Distribution services may include:
     (i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Westwood LargeCap Value Fund, Westwood Income Opportunity Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Westwood SMidCap Fund, Westwood SmallCap Value Fund and Westwood SMidCap Plus Fund have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.20% of average daily net assets of either Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Funds shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, MO 64105 (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference for the Westwood LargeCap Value Fund, the Westwood SMidCap Fund, the Westwood SmallCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Dividend Growth Fund, the Westwood SMidCap Plus Fund and the Westwood Short Duration High Yield Fund have been audited by [ ], as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are ten members of the Board of Trustees, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (80%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: presides over board meetings in the absence of the Chairman of the Board; presides over executive sessions of the independent Trustees; along with the Chairman of the Board, oversees the development of agendas for Board meetings; facilitates communication between the independent Trustees and management, and among the independent Trustees; serves as a key point person for dealings between the independent Trustees and management; and has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

-------------------------------------------------------------------------------------------------------------
                    POSITION
                    WITH TRUST AND
NAME AND            LENGTH          PRINCIPAL OCCUPATIONS      OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH       OF TERM         IN THE PAST 5 YEARS        PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Robert Nesher       Chairman of     SEI employee 1974 to       Current Directorships: Trustee of The
(08/17/46)          the Board of    present; currently         Advisors' Inner Circle Fund II,
                    Trustees(1)     performs various           Bishop Street Funds, SEI Daily
                    (since 1991)    services on behalf of      Income Trust, SEI Institutional
                                    SEI Investments for        International Trust, SEI Institutional
                                    which Mr. Nesher is        Investments Trust, SEI Institutional
                                    compensated. President     Managed Trust, SEI Liquid Asset
                                    and Director of SEI        Trust, SEI Asset Allocation Trust,
                                    Structured Credit Fund,    SEI Tax Exempt Trust, Adviser
                                    LP. President and Chief    Managed Trust and New Covenant
                                    Executive Officer of       Funds, President and Director of SEI
                                    SEI Alpha Strategy         Structured Credit Fund, L.P. Director
                                    Portfolios, LP, June       of SEI Global Master Fund plc, SEI
                                    2007 to present.           Global Assets Fund plc, SEI Global
                                    President and Director     Investments Fund plc, SEI
                                    of SEI Opportunity         Investments--Global Funds Services,
                                    Fund, L.P. to 2010.        Limited, SEI Investments Global,
                                                               Limited, SEI Investments (Europe)
                                                               Ltd., SEI Investments--Unit Trust
                                                               Management (UK) Limited, SEI
                                                               Multi-Strategy Funds PLC, SEI
                                                               Global Nominee Ltd. and SEI Alpha
                                                               Strategy Portfolios, LP.

                                                               Former Directorships: Director of SEI
                                                               Opportunity Fund, L.P. to 2010.
-------------------------------------------------------------------------------------------------------------
William M. Doran    Trustee(1)      Self-Employed              Current Directorships: Trustee of The
(05/26/40)          (since 1992)    Consultant since 2003.     Advisors' Inner Circle Fund II,
                                    Partner at Morgan,         Bishop Street Funds, SEI Daily
                                    Lewis & Bockius LLP        Income Trust, SEI Institutional
                                    (law firm) from 1976 to    International Trust, SEI Institutional
                                    2003. Counsel to the       Investments Trust, SEI Institutional
                                    Trust, SEI Investments,    Managed Trust, SEI Liquid Asset
                                    SIMC, the Administrator    Trust, SEI Asset Allocation Trust,
                                    and the Distributor.       SEI Tax Exempt Trust, Adviser
                                                               Managed Trust and New Covenant
                                                               Funds. Director of SEI Alpha
                                                               Strategy Portfolios, LP. Director of
                                                               SEI Investments (Europe), Limited,
                                                               SEI Investments--Global Funds
                                                               Services, Limited, SEI Investments
                                                               Global, Limited, SEI Investments
                                                               (Asia), Limited, SEI Asset Korea Co.,
                                                               Ltd., SEI Global Nominee Ltd. and
                                                               SEI Investments -- Unit Trust
                                                               Management (UK) Limited. Director
                                                               of the Distributor since 2003.

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                      POSITION
                      WITH TRUST AND
NAME AND              LENGTH         PRINCIPAL OCCUPATIONS     OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH         OF TERM        IN THE PAST 5 YEARS       PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
Charles E. Carlbom    Trustee        Self-Employed Business    Current Directorships: Trustee of The
(08/20/34)            (since 2005)   Consultant, Business      Advisors' Inner Circle Fund II and
                                     Projects Inc. since 1997. Bishop Street Funds; Director of
                                                               Oregon Transfer Co.
-------------------------------------------------------------------------------------------------------------
John K. Darr          Trustee        Retired. CEO, Office of   Current Directorships: Trustee of The
(08/17/44)            (since 2008)   Finance, Federal Home     Advisors' Inner Circle Fund II and
                                     Loan Bank, from 1992 to   Bishop Street Funds. Director of
                                     2007.                     Federal Home Loan Banks of
                                                               Pittsburgh and Manna, Inc. (non-
                                                               profit developer of affordable
                                                               housing for ownership). Director of
                                                               Meals on Wheels, Lewes/Rehoboth
                                                               Beach.
-------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr. Trustee        Self Employed             Current Directorships: Trustee of The
(05/28/52)            (since 2011)   Consultant since January  Advisors' Inner Circle Fund II and
                                     2012; Director of         Bishop Street Funds.
                                     Endowments and
                                     Foundations,
                                     Morningstar Investment
                                     Management,
                                     Morningstar, Inc.,
                                     February 2010 to May
                                     2011; Director of
                                     International Consulting
                                     and Chief Executive
                                     Officer of Morningstar
                                     Associates Europe
                                     Limited, Morningstar,
                                     Inc., May 2007 to
                                     February 2010; Country
                                     Manager -- Morningstar
                                     UK Limited,
                                     Morningstar, Inc., June
                                     2005 to May 2007.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                    POSITION
                    WITH TRUST AND
NAME AND            LENGTH         PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH       OF TERM        IN THE PAST 5 YEARS         PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson Trustee        Retired. Private Investor   Current Directorships: Trustee of The
(03/01/42)          (since 2005)   since 1994.                 Advisors' Inner Circle Fund II,
                                                               Bishop Street Funds, SEI Asset
                                                               Allocation Trust, SEI Daily Income
                                                               Trust, SEI Institutional International
                                                               Trust, SEI Institutional Managed
                                                               Trust, SEI Institutional Investments
                                                               Trust, SEI Liquid Asset Trust, SEI
                                                               Tax Exempt Trust, SEI Alpha
                                                               Strategy Portfolios, LP, Adviser
                                                               Managed Trust and New Covenant
                                                               Funds. Director, Federal Agricultural
                                                               Mortgage Corporation (Farmer Mac)
                                                               since 1997.
-------------------------------------------------------------------------------------------------------------
Betty L. Krikorian  Trustee        Vice President,             Current Directorships: Trustee of The
(01/23/43)          (since 2005)   Compliance, AARP            Advisors' Inner Circle Fund II and
                                   Financial Inc. from 2008    Bishop Street Funds.
                                   to 2010. Self-Employed
                                   Legal and Financial
                                   Services Consultant
                                   since 2003. Counsel (in-
                                   house) for State Street
                                   Bank from 1995 to 2003.
-------------------------------------------------------------------------------------------------------------
Bruce Speca         Trustee        Global Head of Asset        Current Directorships: Trustee of The
(02/12/56)          (since 2011)   Allocation, Manulife        Advisors' Inner Circle Fund II and
                                   Asset Management            Bishop Street Funds.
                                   (subsidiary of Manulife
                                   Financial), June 2010 to
                                   May 2011; Executive
                                   Vice President --
                                   Investment Management
                                   Services, John Hancock
                                   Financial Services
                                   (subsidiary of Manulife
                                   Financial), June 2003 to
                                   June 2010.
-------------------------------------------------------------------------------------------------------------
James M. Storey     Trustee        Attorney, Solo              Current Directorships:
(04/12/31)          (since 1994)   Practitioner since 1994.    Trustee/Director of The Advisors'
                                                               Inner Circle Fund II, Bishop Street
                                                               Funds and US Charitable Gift Trust.
                                                               Trustee of SEI Daily Income Trust,
                                                               SEI Institutional International Trust,
                                                               SEI Institutional Investments Trust,
                                                               SEI Institutional Managed Trust, SEI
                                                               Liquid Asset Trust, SEI Asset
                                                               Allocation Trust, SEI Tax Exempt
                                                               Trust and SEI Alpha Strategy
                                                               Portfolios, L.P. until December 2010.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH         PRINCIPAL OCCUPATIONS   OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM        IN THE PAST 5 YEARS     PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr. Trustee        Retired since January   Current Directorships:
(11/13/42)              (since 1999)   2012. Self-employed     Trustee/Director of State Street
                        Lead           Consultant, Newfound    Navigator Securities Lending Trust,
                        Independent    Consultants Inc. April  The Advisors' Inner Circle Fund II,
                        Trustee        1997 to December 2011.  Bishop Street Funds, SEI Structured
                                                               Credit Fund, LP, SEI Daily Income
                                                               Trust, SEI Institutional International
                                                               Trust, SEI Institutional Investments
                                                               Trust, SEI Institutional Managed
                                                               Trust, SEI Liquid Asset Trust, SEI
                                                               Asset Allocation Trust, SEI Tax
                                                               Exempt Trust, SEI Alpha Strategy
                                                               Portfolios, LP, Adviser Managed
                                                               Trust and New Covenant Funds;
                                                               member of the independent review
                                                               committee for SEI's Canadian-
                                                               registered mutual funds.

                                                               Former Directorships: Director of SEI
                                                               Opportunity Fund, L.P. to 2010.
-------------------------------------------------------------------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an Investment Management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1994.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met twenty-four (24) times during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan, currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met three (3) times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

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                         DOLLAR RANGE OF FUND      AGGREGATE DOLLAR RANGE OF SHARES
NAME                       SHARES (FUND)(1)        (ALL FUNDS IN FUND COMPLEX) (2)
-----------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------
Doran                           [None]                      [None]
-----------------------------------------------------------------------------------
Nesher                          [None]                      [None]
-----------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------
Carlbom                         [None]                      [None]
-----------------------------------------------------------------------------------
Grause                          [None]                      [None]
-----------------------------------------------------------------------------------
Darr                            [None]                      [None]
-----------------------------------------------------------------------------------
Johnson                         [None]                      [None]
-----------------------------------------------------------------------------------
Krikorian                       [None]                      [None]
-----------------------------------------------------------------------------------
Speca                           [None]                      [None]
-----------------------------------------------------------------------------------
Storey                          [None]                      [None]
-----------------------------------------------------------------------------------
Sullivan                        [None]                      [None]
-----------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2012.
(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

------------------------------------------------------------------------------------------------------------------------------------
                              AGGREGATE           PENSION OR RETIREMENT     ESTIMATED ANNUAL
                          COMPENSATION FROM     BENEFITS ACCRUED AS PART     BENEFITS UPON        TOTAL COMPENSATION FROM THE
NAME                          THE TRUST             OF FUND EXPENSES           RETIREMENT           TRUST AND FUND COMPLEX(1)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Doran                           $XX                        n/a                    n/a            $XX for service on (1) board
------------------------------------------------------------------------------------------------------------------------------------
Nesher                          $XX                        n/a                    n/a            $XX for service on (1) board
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Carlbom                         $XX                        n/a                    n/a            $XX for service on one (1) board
------------------------------------------------------------------------------------------------------------------------------------
Darr                            $XX                        n/a                    n/a            $XX for service on one (1) board
------------------------------------------------------------------------------------------------------------------------------------
Grause                          $XX(2)                                                           $XX for service on one (1) board(2)
------------------------------------------------------------------------------------------------------------------------------------
Johnson                         $XX                        n/a                    n/a            $XX for service on one (1) board
------------------------------------------------------------------------------------------------------------------------------------
Krikorian                       $XX                        n/a                    n/a            $XX for service on one (1) board
------------------------------------------------------------------------------------------------------------------------------------
Speca                           $XX(2)                     n/a                    n/a            $XX for service on one (1) board(2)
------------------------------------------------------------------------------------------------------------------------------------
Storey                          $XX                        n/a                    n/a            $XX for service on one (1) board
------------------------------------------------------------------------------------------------------------------------------------
Sullivan                        $XX                        n/a                    n/a            $XX for service on one (1) board
------------------------------------------------------------------------------------------------------------------------------------

(1)  The Trust is the only investment company in the Fund Complex.
(2)  Joined the Board of Trustees on November 17, 2011.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services. Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

--------------------------------------------------------------------------------
NAME AND         POSITION WITH      PRINCIPAL OCCUPATIONS IN PAST 5
DATE OF BIRTH    TRUST AND LENGTH   YEARS
                 OF TERM
--------------------------------------------------------------------------------
Michael Beattie  President          Director of Client Service at SEI from
(03/13/65)       (since 2011)       2004 to 2011. Vice President at SEI
                                    from 2009 to November 2011.
--------------------------------------------------------------------------------
Michael          Treasurer,         Director, SEI Investments, Fund
Lawson           Controller and     Accounting since July 2005. Manager,
(10/08/60)       Chief Financial    SEI Investments, Fund Accounting at
                 Officer            SEI Investments AVP from April 1995
                 (since 2005)       to February 1998 and November 1998
                                    to July 2005.
--------------------------------------------------------------------------------
Russell Emery    Chief Compliance   Chief Compliance Officer of SEI
(12/18/62)       Officer            Structured Credit Fund, LP and SEI
                 (since 2006)       Alpha Strategy Portfolios, LP since
                                    June 2007. Chief Compliance Officer
                                    of SEI Opportunity Fund, L.P., SEI
                                    Institutional Managed Trust, SEI Asset
                                    Allocation Trust, SEI Institutional
                                    International Trust, SEI Institutional
                                    Investments Trust, SEI Daily Income
                                    Trust, SEI Liquid Asset Trust and SEI
                                    Tax Exempt Trust since March 2006.
                                    Director of Investment Product
                                    Management and Development, SEI
                                    Investments, since February 2003;
                                    Senior Investment Analyst -- Equity
                                    Team, SEI Investments, from March
                                    2000 to February 2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME AND         POSITION WITH      PRINCIPAL OCCUPATIONS IN PAST 5
DATE OF BIRTH    TRUST AND LENGTH   YEARS
                 OF TERM
--------------------------------------------------------------------------------
Timothy D.       Vice President     General Counsel and Secretary of
Barto            and Assistant      SIMC and the Administrator since
(03/28/68)       Secretary (since   2004. Vice President of SIMC and the
                 1999)              Administrator since 1999. Vice
                                    President and Assistant Secretary of
                                    SEI Investments since 2001. Assistant
                                    Secretary of SIMC, the Administrator
                                    and the Distributor, and Vice President
                                    of the Distributor from 1999 to 2003.
--------------------------------------------------------------------------------
Dianne M.        Vice President     Counsel at SEI Investments since 2010.
Sulzbach         and Secretary      Associate at Morgan, Lewis & Bockius
(07/18/77)       (since 2011)       LLP from 2006 to 2010. Associate at
                                    Morrison & Foerster LLP from 2003 to
                                    2006. Associate at Stradley Ronon
                                    Stevens & Young LLP from 2002 to
                                    2003.
--------------------------------------------------------------------------------
John Munch       Vice President     Attorney, SEI Investments Company,
(05/07/71)       and Assistant      since 2001.
                 Secretary
                 (since 2012)
--------------------------------------------------------------------------------
Keri Rohn        Privacy Officer    Compliance Officer at SEI Investments
(8/24/80)        (since 2009)       since 2003.
                 AML Officer
                 (since 2011)
--------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the "RIC Mod Act") which makes certain beneficial changes for "regulated investment companies" under Subchapter M of the Code ("RICs") and their shareholders, some of which are referenced below. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts certain RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of income and gains.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. The Funds each intend to qualify and elect to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which they may be subject. A Fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the code, each Fund must distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or certain other income derived with respect to its business of investing in such stocks, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the Funds' taxable year, at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of each Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Funds' taxable year, not more than 25% of the value of each Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships. Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to qualify for any taxable year as a RIC and these relief provisions are not available, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividend-received deduction for corporate shareholders (subject to certain limitations) and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation. In addition, the Funds could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The RIC Mod Act changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by the Fund indefinitely. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for the Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of such year (and any retained amount from the prior calendar year on which a Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Funds intend to make sufficient distributions to avoid imposition of this tax, or to retain, at most their net capital gains and pay tax thereon. The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Funds receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds' net investment income from which dividends may be paid to you. Any distributions by the Funds from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities it holds and the Funds designate the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Funds' net capital gains will be taxable as long-term capital gains. The Funds will report annually to their shareholders the amount of the Funds' distributions that qualify for the reduced tax rates on qualified dividend income.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Funds.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). "Net investment income" does not include distributions of exempt-interest.

SALES, EXCHANGES, OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

The Funds (or their administrative agent) must report to the Internal Revenue Services ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income as of September 30, 2006. As a result, the Funds will therefore restrict their income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

Certain Funds intend to invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the 90% Test, but a Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the Asset Test.

FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to their shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to their shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If a Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

For taxable years beginning after December 31, 2013, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds from the sale of Fund shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

Except otherwise noted, for the fiscal years ended October 31, 2010, 2011 and 2012, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

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FUND                                    2010                2011              2012
-------------------------------------------------------------------------------------
Westwood LargeCap Value Fund         $158,911             $118,249            $XX
-------------------------------------------------------------------------------------
Westwood SMidCap Fund                $225,514             $316,355            $XX
-------------------------------------------------------------------------------------
Westwood Income Opportunity Fund      $77,149             $192,345            $XX
-------------------------------------------------------------------------------------
Westwood SmallCap Value Fund          $39,238              $74,657            $XX
-------------------------------------------------------------------------------------
Westwood Dividend Growth Fund         $54,952(1)    $59,184(1)  $1,032(2)     $XX
-------------------------------------------------------------------------------------
Westwood SMidCap Plus Fund            $N/A(3)             $7,888(4)           $XX
-------------------------------------------------------------------------------------
Westwood Short Duration High          $N/A(3)              $N/A(3)            $XX(5)
Yield Fund
-------------------------------------------------------------------------------------
Westwood Global Equity Fund           $N/A(3)              $N/A(3)          $N/A(3)
-------------------------------------------------------------------------------------
Westwood Global Dividend Fund         $N/A(3)              $N/A(3)          $N/A(3)
-------------------------------------------------------------------------------------
Westwood Emerging Markets Fund        $N/A(3)              $N/A(3)          $N/A(3)
-------------------------------------------------------------------------------------
Westwood Emerging Markets Plus        $N/A(3)              $N/A(3)          $N/A(3)
Fund
-------------------------------------------------------------------------------------

(1) For the fiscal year ended June 30. The Fund changed its fiscal year end from June 30 to October 31, effective with the four month period ended October 31, 2011
(2)  For the fiscal period July 1, 2011 to October 31, 2011.
(3)  Not in operation during the period.
(4) Represents the period from March 28, 2011 (commencement of operations) to October 31, 2011.
(5) Represents the period from December 28, 2011 (commencement of operations) to October 31, 2012.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Except otherwise noted, for the Trust's fiscal year ended October 31, 2012, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

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                                       TOTAL DOLLAR AMOUNT OF              TOTAL DOLLAR AMOUNT OF
                                     BROKERAGE COMMISSIONS FOR         TRANSACTIONS INVOLVING BROKERAGE
FUND                                     RESEARCH SERVICES             COMMISSIONS FOR RESEARCH SERVICES
--------------------------------------------------------------------------------------------------------
Westwood LargeCap Value Fund                    $XX                                 $XX
--------------------------------------------------------------------------------------------------------
Westwood SMidCap Fund                           $XX                                 $XX
--------------------------------------------------------------------------------------------------------
Westwood Income Opportunity Fund                $XX                                 $XX
--------------------------------------------------------------------------------------------------------
Westwood SmallCap Value Fund                    $XX                                 $XX
--------------------------------------------------------------------------------------------------------
Westwood Dividend Growth Fund                   $XX                                 $XX
--------------------------------------------------------------------------------------------------------
Westwood SMidCap Plus Fund                      $XX                                 $XX
--------------------------------------------------------------------------------------------------------
Westwood Short Duration High Yield              $XX(1)                              $XX(1)
Fund
--------------------------------------------------------------------------------------------------------
Westwood Global Equity Fund                    N/A(2)                              N/A(2)
--------------------------------------------------------------------------------------------------------
Westwood Global Dividend Fund                  N/A(2)                              N/A(2)
--------------------------------------------------------------------------------------------------------
Westwood Emerging Markets Fund                 N/A(2)                              N/A(2)
--------------------------------------------------------------------------------------------------------
Westwood Emerging Markets Plus Fund            N/A(2)                              N/A(2)
--------------------------------------------------------------------------------------------------------

(1) Represents the period from December 28, 2011 (commencement of operations) to October 31, 2012.
(2)  Not in operation during the period.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2010, 2011 and 2012, the Funds (except the Westwood Dividend Growth Fund) [did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.] For the fiscal years ended June 30, 2010 and 2011, the fiscal period July 1, 2011 to October 31, 2011 and the fiscal year ended October 31, 2012, the Westwood Dividend Growth Fund [did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.]

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. As of October 31, 2012, the Westwood Income Opportunity Fund held debt securities of XX valued at $XX and XX valued at $XX, and equity securities of XX valued at $XX. During the fiscal year ended October 31, 2012, the Westwood Large Cap Value Fund, Westwood SmallCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood Dividend Growth Fund and Westwood Short Duration High Yield Fund did not hold any securities of "regular brokers and dealers." The Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets
Plus Fund were not in operation as of October 31, 2012.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2011 and 2012, the Funds' portfolio turnover rates were as follows:

--------------------------------------------------------------------------
                                             PORTFOLIO TURNOVER RATES
                                       -----------------------------------
FUND                                         2011                   2012
--------------------------------------------------------------------------
Westwood LargeCap Value Fund                  42%                   XX%
--------------------------------------------------------------------------
Westwood SMidCap Fund                         62%                   XX%
--------------------------------------------------------------------------
Westwood Income Opportunity Fund              26%                   XX%
--------------------------------------------------------------------------
Westwood SmallCap Value Fund                 103%                   XX%
--------------------------------------------------------------------------
Westwood Dividend Growth Fund           66%(1)   24%(2)             XX%
--------------------------------------------------------------------------
Westwood SMidCap Plus Fund                  31%(3)                  XX%
--------------------------------------------------------------------------
Westwood Short Duration High Yield          N/A(4)                  XX%(5)
Fund
--------------------------------------------------------------------------
Westwood Global Equity Fund                 N/A(4)                 N/A(4)
--------------------------------------------------------------------------
Westwood Global Dividend Fund               N/A(4)                 N/A(4)
--------------------------------------------------------------------------
Westwood Emerging Markets Fund              N/A(4)                 N/A(4)
--------------------------------------------------------------------------
Westwood Emerging Markets Plus Fund         N/A(4)                 N/A(4)
--------------------------------------------------------------------------

(1) For the fiscal year ended June 30. The Fund changed its fiscal year end from June 30 to October 31, effective with the four month period ended October 31, 2011. Includes portfolio turnover of the Predecessor Fund for the period prior to February 7, 2011.


(2) For the fiscal period July 1, 2011 to October 31, 2011 (the "Fiscal Period"). The portfolio turnover rate for the fiscal year ended June 30, 2011 is higher than the rate for the Fiscal Period because the portfolio turnover rate for the Fiscal Period was calculated for a shortened period and was not annualized.
(3) Represents the period from March 28, 2011 (commencement of operations) to October 31, 2011.
(4)  Not in operation during the period.
(5) Represents the period from December 28, 2011 (commencement of operations) to October 31, 2012.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' Adviser, principal underwriter or any affiliated person of the Funds, their Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual

Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Within 10 days of the end of each calendar quarter, each Fund, except for the Short Duration High Yield Fund, will post its complete portfolio holdings on the internet at http://www.westwoodfunds.com. The Short Duration High Yield Fund will post its top 10 holdings within 10 days of the end of each calendar quarter on the internet at http://www.westwoodfunds.com.

The Funds' policies and procedures provide that the Authorized Persons, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

The Adviser currently has two arrangements to provide Fund portfolio holdings information (including security name, ticker symbol, CUSIP, number of shares, current market value and percentage of portfolio, as well as percentage weightings for the Fund's top ten holdings) to third parties prior to the date on which portfolio holdings information is posted on the Funds' web site. In one arrangement, the Adviser provides portfolio holdings information with respect to the Westwood Income Opportunity Fund as of the end of each month, with at least a 14 day lag, to Retirement Advisors of America (a PH&H Investments Company). In the final arrangement, the Adviser provides portfolio holdings information with respect to the Westwood LargeCap Value Fund as of the end of each month, with at least a 14 day lag, to The Concord Advisory Group, Ltd. and Bayshore Community Hospital. The information provided to these third parties, until made publicly available, is considered confidential and will not be distributed to the public nor traded upon. The Funds believe these disclosures serve a legitimate business purpose. No compensation is received by any Fund or the Adviser in connection with the disclosure of portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

In addition, the Funds' service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or class of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Funds' proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-877-FUND-WHG (1-877-386-3944) and (ii) on the SEC's website at http://www.sec.gov.

CODE OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. Certain Access Persons are prohibited from engaging in personal securities transactions in securities that are held by the Funds. In addition, all Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of [DATE], the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of any class of the shares of a Fund.

The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Persons owing of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act.


[TO BE PROVIDED BY AMENDMENT]

                      APPENDIX A -- DESCRIPTION OF RATINGS

                                    RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S SHORT-TERM MIG/VMIG RATINGS - US TAX-EXEMPT MUNICIPALS.
There are four rating categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG 4 (adequate quality). Short-term obligations of speculative quality are designated SG.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

Issues that are subject to a periodic reoffer and resale in the secondary market in a "dutch auction" are assigned a long-term rating based only on Moody's assessment of the ability and willingness of the issuer to make timely principal and interest payments. Moody's expresses no opinion as to the ability of the holder to sell the security in a secondary market "dutch auction." Such issues are identified by the insertion of the words "dutch auction" into the name of the issue.

Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1   This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4   This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

     - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

MOODY'S

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

Moody's makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

               APPENDIX B --PROXY VOTING POLICIES AND PROCEDURES

                           WESTWOOD MANAGEMENT CORP.
                    POLICIES AND PROCEDURES FOR PROXY VOTING

                                     POLICY

WESTWOOD HAS ENGAGED BROADRIDGE FOR ASSISTANCE WITH THE PROXY VOTING PROCESS FOR
   OUR CLIENTS. BROADRIDGE IS A LEADING PROVIDER OF FULL SERVICE PROXY VOTING SERVICES TO THE GLOBAL FINANCIAL INDUSTRY. WESTWOOD HAS ALSO ENGAGED GLASS LEWIS
 FOR ASSISTANCE WITH PROXY RESEARCH AND ANALYSIS. GLASS LEWIS PROVIDES COMPLETE ANALYSIS AND VOTING RECOMMENDATIONS ON ALL PROPOSALS AND IS DESIGNED TO ASSIST INVESTORS IN MITIGATING RISK AND IMPROVING LONG-TERM VALUE. IN MOST CASES, WE
    AGREE WITH GLASS LEWIS'S RECOMMENDATIONS, HOWEVER, BALLOTS ARE REVIEWED BI-MONTHLY BY OUR ANALYSTS AND WE MAY CHOOSE TO VOTE DIFFERENTLY THAN GLASS
          LEWIS IF WE BELIEVE IT IN THE BEST INTEREST OF OUR CLIENTS.

RESPONSIBILITY

Westwood's Vice President, Senior Performance Analyst has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

                                   PROCEDURES

WITH RESPECT TO PROXY RECORD KEEPING, WESTWOOD MAINTAINS COMPLETE FILES FOR ALL
 CLIENTS. THESE FILES INCLUDE A LISTING OF ALL PROXY MATERIAL SENT ON BEHALF OF
  OUR CLIENTS ALONG WITH INDIVIDUAL COPIES OF EACH RESPONSE. CLIENT ACCESS TO THESE FILES CAN BE ARRANGED UPON REQUEST. A SUMMARY OF VOTING IS SENT TO EACH
                           CLIENT ON AN ANNUAL BASIS.

Proxy Voting Records.  WITH RESPECT TO PROXY RECORD KEEPING, WESTWOOD MAINTAINS
     COMPLETE FILES FOR ALL CLIENTS. THESE FILES INCLUDE A LISTING OF ALL PROXY MATERIAL SENT ON BEHALF OF OUR CLIENTS ALONG WITH INDIVIDUAL COPIES OF EACH RESPONSE. CLIENT ACCESS TO THESE FILES CAN BE ARRANGED UPON REQUEST. A SUMMARY OF VOTING IS SENT TO EACH CLIENT ON AN ANNUAL BASIS.

Voting Procedures

     o WESTWOOD HAS ENGAGED BROADRIDGE AND GLASS LEWIS FOR ASSISTANCE WITH THE PROXY VOTING PROCESS FOR OUR CLIENTS.

     o ALL PROXY MATERIALS THAT WESTWOOD IS RESPONSIBLE FOR VOTING ON BEHALF OF CLIENTS SHALL BE FORWARDED TO BROADRIDGE;

     o    WESTWOOD'S ANALYSTS REVIEW THE GLASS LEWIS PROXY VOTING
          RECOMMENDATIONS ON A BI-MONTHLY BASIS. THE ANALYST MAY CHOOSE TO VOTE DIFFERENTLY THAN GLASS LEWIS IF THE ANALYST BELIEVES IT IS IN THE BEST INTEREST OF THE CLIENT;

     o IF WESTWOOD CHOOSES TO VOTE DIFFERENTLY THAN GLASS LEWIS, THEN WESTWOOD WILL OVERWRITE THE GLASS LEWIS RECOMMENDATION ON THE PROXYEDGE PLATFORM. IF WESTWOOD AGREES WITH THE GLASS LEWIS RECOMMENDATIONS, NO ACTION IS NECESSARY;

     o BROADRIDGE WILL COMPLETE THE PROXY AND MAIL THE PROXY IN A TIMELY AND APPROPRIATE MANNER.

Disclosure

     o WESTWOOD WILL PROVIDE CONSPICUOUSLY DISPLAYED INFORMATION IN ITS DISCLOSURE DOCUMENT SUMMARIZING THIS PROXY VOTING POLICY AND PROCEDURES, INCLUDING A STATEMENT THAT CLIENTS MAY REQUEST A PROXY VOTING SUMMARY INFORMATION REGARDING HOW WESTWOOD VOTED A CLIENT'S PROXIES, AND THAT CLIENTS MAY REQUEST A COPY OF THESE POLICIES AND PROCEDURES.

     o THE ASSISTANT VICE PRESIDENT, SENIOR PERFORMANCE ANALYST WILL ALSO SEND A COPY OF THIS SUMMARY TO ALL EXISTING CLIENTS WHO HAVE PREVIOUSLY RECEIVED WESTWOOD'S DISCLOSURE DOCUMENT; OR THE ASSISTANT VICE PRESIDENT, SENIOR PERFORMANCE ANALYST MAY SEND EACH CLIENT THE AMENDED DISCLOSURE DOCUMENT. EITHER MAILING SHALL HIGHLIGHT THE INCLUSION OF INFORMATION REGARDING PROXY VOTING.

Client Requests for Information

     o ALL CLIENT REQUESTS FOR INFORMATION REGARDING PROXY VOTES, OR POLICIES AND PROCEDURES, RECEIVED BY ANY EMPLOYEE SHOULD BE FORWARDED TO THE SENIOR PERFORMANCE ANALYST.

     o IN RESPONSE TO ANY REQUEST THE SENIOR PERFORMANCE ANALYST WILL PREPARE A WRITTEN RESPONSE TO THE CLIENT WITH THE INFORMATION REQUESTED, AND AS APPLICABLE WILL INCLUDE THE NAME OF THE ISSUER, THE PROPOSAL VOTED UPON, AND HOW WESTWOOD VOTED THE CLIENT'S PROXY WITH RESPECT TO EACH PROPOSAL ABOUT WHICH CLIENT INQUIRED.

Voting Guidelines

     o WESTWOOD HAS ENGAGED BROADRIDGE AND GLASS LEWIS FOR ASSISTANCE WITH THE PROXY VOTING PROCESS FOR OUR CLIENTS. THE GLASS LEWIS PROXY VOTING GUIDELINES ARE ATTACHED AS EXHIBIT H.

     o WESTWOOD ANALYSTS WILL REVIEW THE GLASS LEWIS PROXY VOTING RECOMMENDATIONS BI-MONTHLY USING THE FOLLOWING GUIDELINES:

          o WESTWOOD WILL VOTE PROXIES IN THE BEST INTERESTS OF EACH PARTICULAR CLIENT.

          o WESTWOOD'S POLICY IS TO VOTE ALL PROXIES FROM A SPECIFIC ISSUER THE SAME WAY FOR EACH CLIENT ABSENT QUALIFYING RESTRICTIONS FROM A CLIENT.

          o CLIENTS ARE PERMITTED TO PLACE REASONABLE RESTRICTIONS ON WESTWOOD'S VOTING AUTHORITY IN THE SAME MANNER THAT THEY MAY PLACE SUCH RESTRICTIONS ON THE ACTUAL SELECTION OF ACCOUNT SECURITIES.

Conflicts of Interest

     o WESTWOOD WILL IDENTIFY ANY CONFLICTS THAT EXIST BETWEEN THE INTERESTS OF THE ADVISER AND THE CLIENT BY REVIEWING THE RELATIONSHIP OF WESTWOOD WITH THE ISSUER OF EACH SECURITY TO DETERMINE IF WESTWOOD OR ANY OF ITS EMPLOYEES HAS ANY FINANCIAL, BUSINESS OR PERSONAL RELATIONSHIP WITH THE ISSUER.

     o IF A MATERIAL CONFLICT OF INTEREST EXISTS, THE ASSISTANT VICE PRESIDENT, SENIOR PERFORMANCE ANALYST WILL DETERMINE WHETHER IT IS APPROPRIATE TO DISCLOSE THE CONFLICT TO THE AFFECTED CLIENTS, TO GIVE THE CLIENTS AN OPPORTUNITY TO VOTE THE PROXIES THEMSELVES, OR TO ADDRESS THE VOTING ISSUE THROUGH THE OBJECTIVE MEANS OF VOTING CONSISTENT WITH THE INDEPENDENT THIRD PARTY GLASS LEWIS VOTING RECOMMENDATIONS.

     o WESTWOOD WILL MAINTAIN A RECORD OF THE VOTING RESOLUTION OF ANY CONFLICT OF INTEREST.

Recordkeeping. THE SENIOR PERFORMANCE ANALYST SHALL RETAIN THE FOLLOWING PROXY
     RECORDS IN ACCORDANCE WITH THE SEC'S FIVE-YEAR RETENTION REQUIREMENT:

     o    THESE POLICIES AND PROCEDURES AND ANY AMENDMENTS;

     o    A PROXY VOTING SUMMARY FROM BROADRIDGE;

     o ANY DOCUMENT WESTWOOD CREATED THAT WAS MATERIAL TO MAKING A DECISION TO VOTE IN OPPOSITION TO GLASS LEWIS' RECOMMENDATION, OR THAT MEMORIALIZES ANY SUCH DECISION; AND

     o A COPY OF EACH WRITTEN REQUEST FROM A CLIENT FOR A PROXY VOTING SUMMARY, AND A COPY OF ANY WRITTEN RESPONSE.

                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) Amended and Restated Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the "Registrant") dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
(1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated Agreement and Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
(a)(2) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(b) Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.

(c) Not Applicable.

(d)(1) Investment Advisory Agreement dated August 15, 1994 between the Registrant and HGK Asset Management, Inc. is incorporated herein by reference to exhibit (5)(e) of Post- Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96- 001199 on February 28, 1996.

(d)(2) Expense Limitation Agreement dated March 1, 2008 between the Registrant and HGK Asset Management, Inc. is incorporated herein by reference to exhibit
(d)(2) of Post- Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(d)(3) Revised Schedule A dated March 1, 2010 to the Expense Limitation Agreement dated March 1, 2008 between the Registrant and HGK Asset Management, Inc. is incorporated herein by reference to exhibit (d)(3) of Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.

(d)(4) Investment Advisory Agreement dated November 21, 1994 between the Registrant and AIG Global Investment Corp. (now, AIG Asset Management (U.S.),
LLC) is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(d)(5) Assignment and Assumption Agreement dated December 31, 2003 between AIG Capital Management Corp. and AIG Global Investment Corp. (now, AIG Asset Management (U.S.), LLC) is incorporated herein by reference to exhibit (d)(31) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000095 on March 1, 2004.

(d)(6) Investment Advisory Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(d)(7) Amended and Restated Schedule dated May 19, 1998 to the Investment Advisory Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-021496 on May 21, 1998.

(d)(8) Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.

(d)(9) Revised Schedule to the Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 107 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000342 on August 28, 2008.
(d)(10) Expense Limitation Agreement dated March 1, 2010 between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(9) of Post- Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000173 on April 30, 2010.

(d)(11) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Acadian Asset Management, Inc. (now, Acadian Asset Management
LLC) is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(12) Amended Schedule A to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Acadian Asset Management, Inc. (now Acadian Asset Management, LLC) is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 127 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10- 000392 on September 3, 2010.

(d)(13) Expense Limitation Agreement dated December 16, 2010, between the Registrant and Acadian Asset Management LLC, is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 28, 2012.

(d)(14) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(15) Amended Schedule A to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(15) of Post-Effective Amendment No. 168 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000735 on November 30,
2011.

(d)(16) Form of Amended and Restated Expense Limitation Agreement, dated August 28, 2012, as effective on September 1, 2012, between the Registrant and Cambiar Investors LLC, filed with the SEC via EDGAR Accession No. 0001135428-12-000394 on August 28, 2012.

(d)(17) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(18) Investment Advisory Agreement dated June 24, 2002 between the Registrant and C.S. McKee, L.P. is incorporated herein by reference to exhibit
(d)(24) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(19) Investment Advisory Agreement dated August 8, 2008 between the Registrant and Rice, Hall James & Associates LLC is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 116 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000641 on December 18, 2009.

(d)(20) Expense Limitation Agreement between the Registrant and Rice Hall James & Associates, LLC, to be filed by amendment.

(d)(21) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(22) Amendment and Revised Schedule A dated June 1, 2010 to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 126 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000336 on August 30, 2010.

(d)(23) Investment Advisory Agreement dated January 29, 2010 between the Registrant and PNC Capital Advisors, LLC, to be filed by amendment.

(d)(24) Investment Advisory Agreement dated May 28, 2004 between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000093 on February 25, 2005.

(d)(25) Expense Limitation Agreement between the Registrant and Haverford Investment Management, Inc., to be filed by amendment.

(d)(26) Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.

(d)(27) Schedule A, dated December 16, 2005, as last amended November 14, 2012, to the Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 202 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000594 on December 19, 2012.

(d)(28) Expense Limitation Agreement dated August 12, 2008, as amended and restated November 14, 2012, between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 202 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000594 on December 19, 2012.

(d)(29) Form of Investment Sub-Advisory Agreement between Westwood Management Corp. and SKY Harbor Capital Management, LLC, relating to the Westwood Short Duration High Yield Fund, is incorporated herein by reference to exhibit
(d)(45) of Post-Effective Amendment No. 170 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000779 on December 28, 2011.

(d)(30) Investment Advisory Agreement dated February 27, 2006 between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(d)(31) Expense Limitation Agreement dated March 1, 2008 between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit
(d)(28) of Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.

(d)(32) Investment Advisory Agreement dated September 21, 2009 between the Registrant and Pennant Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post- Effective Amendment No. 115 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09- 000594 on November 30, 2009.

(d)(33) Investment Advisory Agreement dated March 31, 2010 between the Registrant and Sands Capital Management, LLC is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000173 on April 30, 2010.

(d)(34) Expense Limitation Agreement between the Registrant and Sands Capital Management, LLC, to be filed by amendment.

(d)(35) Investment Advisory Agreement dated May 7, 2010 between the Registrant and Aviva Investors North America, Inc., relating to the Aviva Investors Family of Funds, is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.

(d)(36) Revised Schedule A to the Investment Advisory Agreement dated May 7, 2010 between the Registrant and Aviva Investors North America, Inc., with respect to the Aviva Investors Family of Funds, is incorporated herein by reference to exhibit (d)(40) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000239 on April 19, 2011.

(d)(37) Form of Expense Limitation Agreement between the Registrant and Aviva Investors North America, Inc., with respect to the Aviva Investors High Yield Bond Fund and Aviva Investors Core Aggregate Fixed Income Fund, is incorporated herein by reference to exhibit (d)(37) of Post-Effective

Amendment No. 126 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000336 on August 30, 2010.

(d)(38) Form of Expense Limitation Agreement between the Registrant and Aviva Investors North America, Inc., with respect to the Aviva Investors Emerging Markets Local Currency Bond Fund, is incorporated herein by reference to exhibit (d)(41) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000239 on April 19, 2011.

(d)(39) Form of Investment Advisory Agreement between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Family of Funds, is incorporated herein by reference to exhibit (d)(42) of Post-Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000199 on March 30, 2011.

(d)(40) Expense Limitation Agreement, effective as of March 28, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Family of Funds, is incorporated herein by reference to exhibit (d)(43) of Post-Effective Amendment No. 154 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000353 on June 29, 2011.

(d)(41) Form of Investment Advisory Agreement between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit
(d)(44) of Post-Effective Amendment No. 156 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000382 on July 29, 2011.

(d)(42) Form of Expense Limitation Agreement between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit
(d)(43) of Post-Effective Amendment No. 165 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000665 on November 4, 2011.

(d)(43) Form of Investment Advisory Agreement between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Long/Short Fund, is incorporated herein by reference to exhibit (d)(44) of Post-Effective Amendment No. 171 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000783 on December 28, 2011.

(d)(44) Form of Expense Limitation Agreement between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Long/Short Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 171 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000783 on December 28, 2011.

(d)(45) Investment Advisory Agreement dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(d)(46) Expense Limitation Agreement dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(d)(47) Investment Advisory Agreement between the Trust and Citigroup First Investment Management Americas LLC, relating to the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (d)(47) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(d)(48) Expense Limitation Agreement between the Registrant and Citigroup First Investment Management Americas LLC, relating to the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (d)(48) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(d)(49) Form of Investment Advisory Agreement between the Trust and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (d)(49) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.

(d)(50) Form of Expense Limitation Agreement between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (d)(50) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.

(d)(51) Investment Advisory Agreement between the Trust and Cornerstone Advisors, Inc., relating to the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(51) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(52) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Parametric Portfolio Associates LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(52) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(53) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and LSV Asset Management, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(53) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(54) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Harris Associates L.P., relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(54) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(55) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Thornburg Investment Management Inc, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(55) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(56) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Marsico Capital Management, LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(56) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(57) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Turner Investments, L.P., relating to the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(57) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(58) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Cramer Rosenthal McGlynn LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(58) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(59) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Fairpointe Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(59) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(60) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Phocas Financial Corporation, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(60) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(61) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and TCW Investment Management Company, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(61) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(62) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Allianz Global Investors Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(62) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(63) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Acadian Asset Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(63) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(64) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Driehaus Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(64) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(65) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and SteelPath Capital Management, LLC, relating to the Cornerstone Advisors Income Opportunities Fund, is incorporated herein by reference to exhibit
(d)(65) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(66) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and AlphaSimplex Group, LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(66) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(67) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and AQR Capital Management, LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(67) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(68) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(68) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(69) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Kayne Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(69) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(70) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and BlackRock Investment Management, LLC, relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(70) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.


(d)(71) Form of Investment Advisory Agreement between the Registrant and Harvest Global Investments Limited is incorporated herein by reference to exhibit (d)(71) of Post Effective Amendment No. 200 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000571 on December 7, 2012.

(d)(72) Form of Expense Limitation Agreement between the Registrant and Harvest Global Investments Limited is incorporated herein by reference to exhibit
(d)(72) of Post Effective Amendment No. 200 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000571 on December 7, 2012.


(e)(1) Distribution Agreement dated November 14, 1991, as amended and restated August 8, 1994, between the Registrant and SEI Financial Services Company (now, SEI Investments Distribution Co.) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(e)(2) Distribution Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(4) of Post- Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03- 000108 on February 28, 2003.

(e)(3) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit
(e)(3) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(e)(4) Amended and Restated Sub-Distribution and Servicing Agreement dated November 10, 1997 between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to exhibit (6)(c) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-008087 on February 27, 1998.

(e)(5) Revised Form of Amended Sub-Distribution and Servicing Agreement between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The Advisors' Inner Circle Fund II (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not Applicable.

(g)(1) Custodian Agreement dated August 12, 1991 between the Registrant and CoreStates Bank N.A. (now, US Bank, National Association) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(g)(2) Amendment dated May 21, 2001 to the Custodian Agreement dated August 12, 1991 between the Registrant and First Union National Bank (now, U.S. Bank, National Association) is incorporated herein by reference to exhibit (g)(4) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.

(g)(3) Amended Fee Schedule dated February 18, 2004 to the Custodian Agreement dated August 12, 1991 between the Registrant and Wachovia Bank, National Association (now U.S. Bank, National Association) is incorporated herein by reference to exhibit (g)(7) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N- 1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04- 000095 on March 1, 2004.

(g)(4) Amendment and Assignment dated August 8, 2006 to the Custodian Agreement dated August 12, 1991 between the Registrant and Wachovia Bank, N.A., (now U.S. Bank, National Association) assigning the Custodian Agreement to U.S. Bank, National Association is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000367 on August 28, 2006.

(g)(5) Amendment dated March 14, 2007 to the Custodian Agreement dated August 12, 1991 between the Registrant and U.S. Bank, National Association is incorporated herein by reference to exhibit (g)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(g)(6) Custodian Agreement dated November 13, 2007 between the Registrant and Union Bank of California, N.A., to be filed by amendment.

(g)(7) Custody Agreement dated February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000264 on April 30, 2003.

(g)(8) Amended Fee Schedule dated February 19, 2003 to the Custody Agreement dated February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(6) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(g)(9) Custody Agreement between the Registrant and The Northern Trust Company, to be filed by amendment.

(g)(10) Global Custodial Services Agreement between the Registrant and Citi Global Transaction Services, to be filed by amendment.

(g)(11) Amended Fee Schedule to the Global Custodial Services Agreement between the Registrant and Citi Global Transaction Services, to be filed by amendment.

(g)(12) Custodial Services Agreement between the Registrant and The Bank of New York Mellon, relating to the Cambiar Aggressive Value Fund and Cambiar Opportunity Fund, to be filed by amendment.

(h)(1) Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to exhibit (h)(50) of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000108 on February 28, 2003.

(h)(2) Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 between the Registrant and SEI Financial Management Corporation (now, SEI Investments Global Funds Services) is incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(h)(3) Amendment to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, to be filed by amendment.

(h)(4) Transfer Agency and Services Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(24) of Post-Effective Amendment No. 98 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000218 on June 15, 2007.

(h)(5) AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Services Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(64) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(6) Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.

(h)(7) AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit
(h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(8) Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(h)(9) Amendment dated April 1, 2009 to the Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(10) Amended Fee Schedule, dated August 30, 2012, to the Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(h)(11) Transfer Agency Agreement dated May 31, 2007 between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on August 28, 2007.

(h)(12) Transfer Agency Services Agreement between the Registrant and Atlantic Fund Services, to be filed by amendment.

(h)(13) Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., to be filed by amendment.

(h)(14) Amendment to the Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., to be filed by amendment.

(h)(15) Shareholder Services Plan, relating to the Investor Class Shares of the Cambiar Funds, is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000154 on April 16, 2004.

(h)(16) Revised Exhibit A to the Shareholder Services Plan, relating to Investor Class Shares of the Cambiar Funds, is incorporated herein by reference to exhibit (h)(11) of Post- Effective Amendment No. 168 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11- 000735 on November 30, 2011.

(h)(17) Shareholder Services Plan, relating to the Retail Class Shares of the Edgewood Growth Fund, is incorporated herein by reference to exhibit (h)(42) of Post-Effective Amendment No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000148 on April 14, 2006.

(h)(18) Shareholder Services Plan, relating to Institutional Shares of the Westwood Funds, is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(h)(19) Exhibit A to the Shareholder Services Plan, relating to the Institutional Shares of the Westwood Funds, is incorporated herein by reference to exhibit (h)(14) of Post-Effective Amendment No. 140 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000194 on March 28, 2011.

(h)(20) Shareholder Services Plan, relating to the Investor Class Shares of the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (h)(30) of Post- Effective Amendment No. 120 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 1, 2010.

(h)(21) Shareholder Services Plan, relating to R Class Shares of the AlphaOne Funds, is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000199 on March 30, 2011.

(h)(22) Shareholder Services Plan, relating to Investor Class and Institutional Shares of the CBRE Clarion Long/Short Fund, is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 171 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000783 on December 28, 2011.

(h)(23) Shareholder Services Plan, relating to the A Shares of the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, to be filed by amendment.

(h)(24) Shareholder Services Plan, relating to the Investor Class Shares of the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (h)(22) of Post- Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(h)(25) Shareholder Services Plan, relating to the Investor Class Shares of the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (h)(23) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.

(h)(26) Shareholder Services Plan, relating to the Institutional Shares of the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (h)(26) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.


(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to shares of the ICM Small Company Portfolio, the Westwood Dividend Growth Fund and the Westwood Short Duration High Yield Fund, to be filed by amendment.

(j) Not Applicable.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Distribution Plan dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.

(m)(2) Schedule A, as last amended November 14, 2012, to the Distribution Plan dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m)(2) of Post-Effective Amendment No. 202 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000594 on December 19, 2012.

(m)(3) Distribution Plan dated September 17, 2002, relating to Investor Shares of the Rice Hall James Mid Cap Portfolio, is incorporated herein by reference to exhibit (m)(6) of Post- Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04- 000242 on June 1, 2004.

(m)(4) Amended Schedule A dated November 13, 2007 to the Distribution Plan dated September 17, 2002, relating to Investor Shares of the Rice Hall James Mid Cap Portfolio, is incorporated herein by reference to exhibit (m)(4) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(n)(1) Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007 (including Schedules and Certificates of Class Designation thereto) is incorporated herein by reference to exhibit (n) of Post-

Effective Amendment No. 127 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000392 on September 3, 2010.

(n)(2) Revised Schedule F and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Westwood Family of Funds, are incorporated herein by reference to exhibit (n)(2) of Post-Effective Amendment No. 202 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000594 on December 19, 2012.

(n)(3) Revised Schedule G and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Multiple Class Plan dated February 21, 2007, relating to the Aviva Investors Family of Funds, are incorporated herein by reference to exhibit (n)(3) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000239 on April 19, 2011.

(n)(4) Schedule I and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Multiple Class Plan dated February 21, 2007, relating to the AlphaOne Family of Funds, are incorporated herein by reference to exhibit (n)(4) of Post- Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000199 on March 30, 2011.

(n)(5) Revised Schedule C to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (n)(5) of Post-Effective Amendment No. 168 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000735 on November 30,
2011.

(n)(6) Schedule J and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the CBRE Clarion Long/Short Fund, to be filed by amendment.

(n)(7) Schedule K and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (n)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.


(n)(8) Schedule N and Certificate of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Harvest China All Assets Fund and the Harvest Intermediate Bond Fund , is incorporated herein by reference to exhibit (n)(8) of Post Effective Amendment No. 200 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000571 on December 7, 2012.


(o) Not Applicable.

(p)(1) Registrant's Code of Ethics dated November 2007 is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(p)(2) HGK Asset Management, Inc. Revised Code of Ethics dated October 23, 2009 is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 120 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 1, 2010.

(p)(3) LSV Asset Management Revised Code of Ethics dated January 19, 2007 is incorporated herein by reference to exhibit (p)(3) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.


(p)(4) Cambiar Investors LLC Revised Code of Ethics dated January 2012 is incorporated herein by reference to exhibit (p)(4) of Post Effective Amendment No. 194 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000394 on August 28, 2012.


(p)(5) Investment Counselors of Maryland, LLC Revised Code of Ethics dated March 13, 2007 is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(6) C.S. McKee, LLP Revised Code of Ethics, to be filed by amendment.

(p)(7) Thompson, Siegel & Walmsley, LLC Revised Code of Ethics, to be filed by amendment.

(p)(8) First Manhattan Co. Revised Code of Ethics dated December 2006 is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(9) Haverford Investment Management, Inc. Revised Code of Ethics, to be filed by amendment.

(p)(10) AIG Asset Management (U.S.), LLC Revised Code of Ethics dated September 13, 2007 is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(p)(11) Rice Hall James & Associates, LLC Revised Code of Ethics, to be filed by amendment.

(p)(12) Acadian Asset Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(13) Westwood Management Corp. Revised Code of Ethics dated March 1, 2006 is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 96 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000065 on February 28, 2007.

(p)(14) Edgewood Management LLC Revised Code of Ethics, to be filed by amendment.

(p)(15) PNC Capital Advisors, LLC Code of Ethics dated October 8, 2009 is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 120 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 1, 2010.

(p)(16) Pennant Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 112 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000365 on August 21, 2009.

(p)(17) Sands Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 117 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000009 on January 15, 2010.

(p)(18) Aviva Investors North America, Inc. Code of Ethics, as approved by the Board of Trustees on November 10, 2011, is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(p)(19) AlphaOne Investment Services, LLC Code of Ethics dated May 1, 2011, is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(p)(20) Loomis, Sayles & Company L.P. Code of Ethics, to be filed by amendment.

(p)(21) CBRE Clarion Securities LLC Code of Ethics, to be filed by amendment.

(p)(22) SKY Harbor Capital Management, LLC Code of Ethics, to be filed by amendment.

(p)(23) Hamlin Capital Management, LLC Code of Ethics, is incorporated herein by reference to exhibit (p)(23) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.

(p)(24) Thomson Horstmann & Bryant, Inc. Code of Ethics, is incorporated herein by reference to exhibit (p)(24) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.


(p)(25) SEI Investments Distribution Co. Code of Ethics dated January 1, 2012, is incorporated herein by reference to exhibit (p)(25) of Post Effective Amendment No. 200 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000571 on December 7, 2012.


(p)(26) Citigroup First Investment Management Americas LLC Code of Ethics is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(p)(27) Cornerstone Advisors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(27) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(28) Parametric Portfolio Associates LLC Code of Ethics is incorporated herein by reference to exhibit (p)(28) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A

(File Nos. 33-42484), filed with the SEC via EDGAR Accession No.
0001135428-12-000370 on August 22, 2012.

(p)(29) Harris Associates L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(29) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(30) Thornburg Investment Management Inc Code of Ethics is incorporated herein by reference to exhibit (p)(30) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(31) Marsico Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(31) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(32) Turner Investments, L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(32) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(33) Cramer Rosenthal McGlynn LLC Code of Ethics is incorporated herein by reference to exhibit (p)(33) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(34) Fairpointe Capital LLC Code of Ethics is incorporated herein by reference to exhibit (p)(34) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(35) Phocas Financial Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(35) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(36) TCW Investment Management Company Code of Ethics is incorporated herein by reference to exhibit (p)(36) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(37) Amendment to the TCW Investment Management Company Code of Ethics is incorporated herein by reference to exhibit (p)(37) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(38) Allianz Global Investors Capital LLC Code of Ethics is incorporated herein by reference to exhibit (p)(38) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(39) Driehaus Capital Management LLC Code of Ethics is incorporated herein by reference to exhibit (p)(39) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A

(File Nos. 33-42484), filed with the SEC via EDGAR Accession No.
0001135428-12-000370 on August 22, 2012.

(p)(40) SteelPath Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(40) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(41) AlphaSimplex Group, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(41) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(42) AQR Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(42) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(43) ClariVest Asset Management LLC Code of Ethics is incorporated herein by reference to exhibit (p)(43) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(44) Kayne Anderson Capital Advisors, L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(44) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(45) BlackRock Financial Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.


(p)(46) Harvest Global Investments Limited Code of Ethics is incorporated herein by reference to exhibit (p)(46) of Post Effective Amendment No. 200 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000571 on December 7, 2012.


(q) Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, Michael Lawson, William M. Doran, John K. Darr, George J. Sullivan, Jr., Charles E. Carlbom, James M. Storey, Philip T. Masterson, Mitchell A. Johnson, Bruce Speca and Joseph T. Grause are incorporated herein by reference to exhibit (q) of Post-Effective Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ACADIAN ASSET MANAGEMENT LLC

Acadian Asset Management LLC ("Acadian") serves as the investment adviser to the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund and as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Acadian is One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Acadian is an investment adviser registered under the Investment Advisers Act of 1940.

----------------------------------------------------------------------------------------------
   NAME AND POSITION                                                     CONNECTION WITH
WITH INVESTMENT ADVISER            NAME OF OTHER COMPANY                  OTHER COMPANY
----------------------------------------------------------------------------------------------
Laurent De Greef, Member of    Acadian Asset Management             Managing Director, asset
Board of Managers              (UK) Ltd                             management
----------------------------------------------------------------------------------------------
John Chisholm, Executive       Acadian Asset Management
Vice President, CIO, Member    (UK) Ltd                             Director, asset management
of Board of Managers
----------------------------------------------------------------------------------------------
                               Acadian Asset Management
Churchill Franklin, Executive  (UK) Ltd                             Director, asset management
Vice President, COO,           ---------------------------------------------------------------
Member of Board of             Acadian Asset Management
Managers                       (Australia) Ltd                      Director, asset management
                               ---------------------------------------------------------------
                               Acadian Cayman Limited G.P.          Director, asset management
----------------------------------------------------------------------------------------------
Ronald Frashure, Chief         Acadian Asset Management             Director, asset management
Executive Officer, President,  (Singapore) Pte Ltd
Chairman, Member of Board      ---------------------------------------------------------------
of Managers                    Acadian Cayman Limited G.P.          Director, asset management
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   NAME AND POSITION                                                     CONNECTION WITH
WITH INVESTMENT ADVISER            NAME OF OTHER COMPANY                  OTHER COMPANY
----------------------------------------------------------------------------------------------
Mark Minichiello, Senior       Acadian Asset Management             Director, asset management
Vice President, Chief          (UK) Ltd
Financial Officer, Treasurer,  ---------------------------------------------------------------
Secretary, Member of Board     Acadian Asset Management             Director, asset management
of Managers                    (Singapore) Pte Ltd
----------------------------------------------------------------------------------------------
Ross Dowd, Senior Vice         Acadian Asset Management
President, Head of Client      (UK) Ltd                             Director, asset management
Service, Member of Board of    ---------------------------------------------------------------
Managers                       Acadian Cayman Limited G.P.          Director, asset management
                               ---------------------------------------------------------------
                               Acadian Asset Management
                               (Singapore) Pte Ltd                  Director, asset management
----------------------------------------------------------------------------------------------
Linda Gibson, Member of        Director, Executive Vice
Board of Managers              President and Chief Operating
                               Officer - Old Mutual (US)
                               Holdings Inc. (a holding
                               company);
                               Larch Lane Advisors, LLC (an
                               investment advisor);
                               2100 Xenon Group LLC (an
                               investment advisor);
                               Acadian Asset Management LLC
                               (an investment advisor);
                               Analytic Investors, LLC (an
                               investment advisor);
                               300 North Capital, LLC (an
                               investment advisor);
                               Barrow, Hanley, Mewhinney &
                               Strauss, LLC (an investment
                               advisor);
                               The Campbell Group, Inc. (a          Affiliated Directorships
                               holding company for The
                               Campbell Group LLC)
                               Dwight Asset Management
                               Company LLC (an investment
                               advisor);
                               Echo Point Investment
                               Management, LLC (an
                               investment advisor);
                               Old Mutual (HFL) Inc. (a
                               holding company for Heitman
                               affiliated financial services firms)
                               Investment Counselors of
                               Maryland, LLC (an investment
                               advisor)
                               Lincluden Management Limited
                               (an investment advisor)
                               Old Mutual Asset Management
                               International , Ltd. (an
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   NAME AND POSITION                                                     CONNECTION WITH
WITH INVESTMENT ADVISER            NAME OF OTHER COMPANY                  OTHER COMPANY
----------------------------------------------------------------------------------------------
                               investment advisor)
                               Old Mutual Asset Managers
                               (UK) Ltd. (an investment
                               advisor);
                               Copper Rock Capital Partners,
                               LLC (an investment advisor);
                               Old Mutual Capital, Inc. (an
                               investment advisor);
                               Old Mutual Investment Partners
                               (a registered broker-dealer)
                               Ashfield Capital Partners, LLC
                               (an investment advisor);
                               Old Mutual Asset Management
                               Trust Company (a trust
                               company)
                               Old Mutual Fund Managers
                               Limited (a broker-dealer);
                               Rogge Global Partners plc (an
                               investment advisor);
                               Thompson, Siegel & Walmsley
                               LLC (an investment advisor)
----------------------------------------------------------------------------------------------
Matthew Berger, Member of      Director and Senior Vice
Board of Managers              President, Director of Finance -
                               Old Mutual (US) Holdings Inc.
                               (a holding company);                 Affiliated Directorships
                               Acadian Asset Management LLC
                               (investment advisor)
----------------------------------------------------------------------------------------------
Christopher Hadley, Member     Senior Vice President, Human
of Board of Managers           Resources - Old Mutual (US)
                               Holdings Inc. (a holding
                               company); Acadian Asset              Affiliated Directorships
                               Management LLC (an investment
                               advisor)
----------------------------------------------------------------------------------------------
Aidan Riordan, Member of       Senior Vice President, Director
Board of Managers              of Affiliate Development - Old
                               Mutual (US) Holdings Inc. (a
                               holding company); Acadian
                               Asset Management LLC (an
                               investment advisor); 300 North
                               Capital LLC (an investment           Affiliated Directorships
                               advisor);
                               2100 Xenon Group LLC (an
                               investment advisor);
                               Ashfield Capital Partners, LLC
                               (an investment advisor);
                               Copper Rock Capital Partners
                               LLC (an investment advisor);
                               Echo Point Investment
                               Management, LLC (an
                               investment advisor);
                               Larch Lane Advisors LLC (an
                               investment advisor)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   NAME AND POSITION                                                     CONNECTION WITH
WITH INVESTMENT ADVISER            NAME OF OTHER COMPANY                  OTHER COMPANY
----------------------------------------------------------------------------------------------
Stephen Belgrad, Member of     Director, Chief Financial Officer
Board of Managers              and Executive Vice President-
                               Old Mutual (US) Holdings Inc.
                               (a holding company);
                               Acadian Asset Management LLC
                               (an investment advisor);             Affiliated Directorships
                               Analytic Investors, LLC (an
                               investment advisor):
                               Larch Lane Advisors LLC
                               (an investment advisor)
----------------------------------------------------------------------------------------------

AIG ASSET MANAGEMENT (U.S.), LLC

AIG Asset Management (U.S.), LLC ("AIG") serves as the investment adviser for the AIG Money Market Fund. The principal address of AIG is 80 Pine Street, New York, New York 10005. AIG is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of AIG is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ALLIANZ GLOBAL INVESTORS CAPITAL LLC

Allianz Global Investors Capital LLC ("AGI Capital") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of AGI Capital is 600 West Broadway, Suite 2900, San Diego, CA 92101. AGI Capital is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------------------------------------------------
   NAME AND POSITION                                       CONNECTION WITH
WITH INVESTMENT ADVISER       NAME OF OTHER COMPANY         OTHER COMPANY
--------------------------------------------------------------------------------
Horacio A. Valeiras,           The Bishops School      President of the Board
CFA Managing                7607 La Jolla Boulevard
Director, Chief               La Jolla, CA 92037
Investment Officer        -----------------------------------------------------
                               Opdenweyer--Alcus       President of the Board
                               274 Citrus Road
                            River Ridge, LA 70123
                          ------------------------------------------------------
                             San Diego Foundation              Member,
                          2508 Historic Decatur Rd.     Investment Committee
                                  Ste. 200
                            San Diego, CA 92128
--------------------------------------------------------------------------------

ALPHAONE INVESTMENT SERVICES, LLC

AlphaOne Investment Services, LLC ("AlphaOne") serves as the investment adviser for the AlphaOne Small Cap Growth Fund, AlphaOne Micro Cap Equity Fund and AlphaOne U.S. Equity Long Short Fund. The principal address of AlphaOne is One Tower Bridge, 100 Front Street, Suite 1250, West Conshohocken, PA 19428. AlphaOne is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of AlphaOne is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ALPHASIMPLEX GROUP, LLC

AlphaSimplex Group, LLC ("AlphaSimplex") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AlphaSimplex is One Cambridge Center, Cambridge, Massachusetts 02142. AlphaSimplex is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------------------------------------------------------------------
   NAME AND POSITION                                                     CONNECTION WITH
WITH INVESTMENT ADVISER           NAME OF OTHER COMPANY                   OTHER COMPANY
---------------------------------------------------------------------------------------------------
Andrew W. Lo                   Massachusetts Institute of
Chief Investment            Technology (MIT) -- Sloan School       Charles E. and Susan T. Harris
Strategist, Chairman                  of Management                Professor
of the Board                         100 Main Street               --------------------------------
                                        E62-618                    Director of the Laboratory for
                                   Cambridge, MA 02142             Financial Engineering
                                      United States
---------------------------------------------------------------------------------------------------

AQR CAPITAL MANAGEMENT, LLC

AQR Capital Management, LLC ("AQR") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AQR is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. AQR is an investment adviser registered under the Investment Advisers Act of 1940.

----------------------------------------------------------------------------------------------
   NAME AND POSITION                                                   CONNECTION WITH
WITH INVESTMENT ADVISER           NAME OF OTHER COMPANY                 OTHER COMPANY
----------------------------------------------------------------------------------------------
Lasse Pedersen               NYU Stern School of Business       John A. Paulson Professor of
Principal                           44 W 4th Street             Finance and Alternative
                               New York, New York 10012         Investments (2009- present (on
                                                                leave))
                           -------------------------------------------------------------------
                              Copenhagen Business School        Professor (2011-present)
                                     Howitzvej 60,
                             2000 Frederiksberg, Denmark
                                     3815 3815
                           -------------------------------------------------------------------
                           Financial Times Stock Exchange       Advisory Board Member (2009-
                                       (FTSE)                   present)
                            1270 Avenue of the Americas
                                 New York, NY 10020
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NAME AND POSITION                                                      CONNECTION WITH
WITH INVESTMENT ADVISER           NAME OF OTHER COMPANY                 OTHER COMPANY
----------------------------------------------------------------------------------------------
                                     NASDAQ OMX                 Economic Advisory Board
                                 One Liberty Plaza              Member (2008-2011)
                                    New York, NY
                           -------------------------------------------------------------------
                            American Finance Association        Director (2011-present)
                              Haas School of Business
                             University of California
                             Berkeley, CA 94729-1900
                           -------------------------------------------------------------------
                           Federal Reserve Bank of New York     Member of Monetary Policy
                                33 Liberty Street               Panel (2010-2011)
                               New York, NY 10045               Member of Liquidity Working
                                                                Group (2009-2011)
----------------------------------------------------------------------------------------------
John Howard                    AllianceBernstein L.P.           Chief Financial Officer (March
Principal and Chief          1345 Avenue of the Americas        2010-- February 2011)
Operating Officer             New York, New York 10105
----------------------------------------------------------------------------------------------

AVIVA INVESTORS NORTH AMERICA, INC.

Aviva Investors North America, Inc. ("Aviva") serves as the investment adviser to the Aviva Investors High Yield Bond Fund, Aviva Investors Core Aggregate Fixed Income Fund and Aviva Investors Emerging Markets Local Currency Bond Fund. The principal address of Aviva is 699 Walnut Street, Suite 1700, Des Moines, Iowa 50309. Aviva is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended December 31, 2009 and 2010, none of the directors, officers or partners of Aviva is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

BLACKROCK FINANCIAL MANAGEMENT, LLC

BlackRock Financial Management, LLC ("BlackRock") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of BlackRock is 55 East 52nd Street New York, New York 10055. BlackRock is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of BlackRock has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

CAMBIAR INVESTORS LLC

Cambiar Investors LLC ("Cambiar") serves as the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund (formerly, the Cambiar Smid 30 Fund) and the Cambiar Global Select Fund. The principal address of Cambiar is 2401 East Second Street, Suite 400, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended April 30, 2011 and 2012, none of the directors, officers or partners of Cambiar is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.


CBRE CLARION SECURITIES LLC

CBRE Clarion Securities LLC ("CBRE") serves as the investment adviser for the CBRE Clarion Long/Short Fund. The principal address of CBRE is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. CBRE is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]

--------------------------------------------------------------------------------
   NAME AND POSITION                                      CONNECTION WITH
WITH INVESTMENT ADVISER       NAME OF OTHER COMPANY        OTHER COMPANY
--------------------------------------------------------------------------------

                           -----------------------------------------------------

--------------------------------------------------------------------------------

CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC

Citigroup First Investment Management Americas LLC ("Citi") serves as the investment adviser for the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund. The principal address of Citi is 388 Greenwich Street, New York, New York 10013. Citi is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]

--------------------------------------------------------------------------------
   NAME AND POSITION                                      CONNECTION WITH
WITH INVESTMENT ADVISER       NAME OF OTHER COMPANY        OTHER COMPANY
--------------------------------------------------------------------------------

                           -----------------------------------------------------

--------------------------------------------------------------------------------

CLARIVEST ASSET MANAGEMENT LLC

ClariVest Asset Management LLC ("ClariVest") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of ClariVest is 11452 El Camino Real, Suite 250, San Diego, California 92130. ClariVest is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------------------------------------------------
   NAME AND POSITION                                          CONNECTION WITH
WITH INVESTMENT ADVISER        NAME OF OTHER COMPANY           OTHER COMPANY
--------------------------------------------------------------------------------
Jennings J. Newcom           Davis Graham & Stubbs LLP         Senior Counsel
Director                    1550 17th Street, Suite 500
                                Denver, CO 80202
                         -------------------------------------------------------
                            Lovell Minnick Partners LLC       General Counsel
                            150 N. Radnor Chester Rd.,
                                   Unit A200
                              Radnor, PA 19087
                         -------------------------------------------------------
                           Commercial Credit Group Inc.          Director
                          227 West Trade Street, Suite 1450
                              Charlotte, NC 28202
                         -------------------------------------------------------
                              Reds Management LLC                Director
                          142 West 57th Street, 18th Floor
                                 New York, NY 10019
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME AND POSITION                                             CONNECTION WITH
WITH INVESTMENT ADVISER        NAME OF OTHER COMPANY           OTHER COMPANY
--------------------------------------------------------------------------------
                                Mercer Advisors Inc.             Director
                            7201 East Princess Boulevard
                               Scottsdale, AZ 85255
--------------------------------------------------------------------------------
James E. Minnick             Lovell Minnick Partners LLC        President
Director                     150 N. Radnor Chester Rd.,
                                    Unit A200
                                Radnor, PA 19087
                         -------------------------------------------------------
                           TriState Capital Holdings Inc.        Director
                           301 Grant Street -- 27th Floor
                                Pittsburgh, PA 15219
                         -------------------------------------------------------
                           ClariVest Asset Management LLC        Director
                                 11452 El Camino Real
                                      Suite 250
                                San Diego, CA 92130
--------------------------------------------------------------------------------

CORNERSTONE ADVISORS, INC.

Cornerstone Advisors, Inc. ("Cornerstone") serves as the investment adviser for the Cornerstone Advisors Global Public Equity, Cornerstone Advisors Income Opportunities, Cornerstone Advisors Public Alternatives and Cornerstone Advisors Real Assets Funds. The principal address of Cornerstone is 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. Cornerstone is an investment adviser registered under the Investment Advisers Act of 1940.

-----------------------------------------------------------------------------------
   NAME AND POSITION                                            CONNECTION WITH
WITH INVESTMENT ADVISER        NAME OF OTHER COMPANY             OTHER COMPANY
-----------------------------------------------------------------------------------
William Savoy                           BSquare                     Director
Director/Shareholder      110 -- 110th Avenue NE, Suite 200
                                 Bellevue, WA 98004
                          --------------------------------------------------------
                                   Drugstore.com                    Director
                           13920 SE Eastgate Way, Suite 300
                                  Bellevue, WA 98005
-----------------------------------------------------------------------------------
William Cornelius                 Tum-a-Lum Lumber                 Interim CEO
Director                           432 SE Dorion
                                Pendleton, OR 97801
-----------------------------------------------------------------------------------
Anne Farrell                    Seattle Foundation              President Emeritus
Director                   1200 -- 5th Avenue, Suite 1300
                                 Seattle, WA 98101
-----------------------------------------------------------------------------------

CRAMER ROSENTHAL MCGLYNN LLC

Cramer Rosenthal McGlynn LLC ("CRM") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of CRM is 520 Madison Avenue, 20th Floor, New York, NY 10022. CRM is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of CRM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

C. S. MCKEE, L.P.

C. S. McKee, L.P. ("C.S. McKee") serves as the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. C.S. McKee is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.

--------------------------------------------------------------------------------
   NAME AND POSITION                                          CONNECTION WITH
WITH INVESTMENT ADVISER        NAME OF OTHER COMPANY           OTHER COMPANY
--------------------------------------------------------------------------------
Gregory M. Melvin             Dartmouth Capital, Inc.            President
Chief Investment Officer
--------------------------------------------------------------------------------

DRIEHAUS CAPITAL MANAGEMENT LLC

Driehaus Capital Management LLC ("Driehaus") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Driehaus is 25 East Erie Street, Chicago, IL 60611. Driehaus is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is as of July 31, 2012 and is true for fiscal years 2010 and 2011 unless otherwise noted.

----------------------------------------------------------------------------------------------
   NAME AND POSITION                                                CONNECTION WITH
WITH INVESTMENT ADVISER           NAME OF OTHER COMPANY              OTHER COMPANY
----------------------------------------------------------------------------------------------
Richard H. Driehaus           Driehaus Capital Holdings LLC*    Chairman
Chairman and Chief          ------------------------------------------------------------------
Investment Officer               Driehaus Mutual Funds**        Trustee
                            ------------------------------------------------------------------
                                Driehaus Securities LLC***      Chairman
----------------------------------------------------------------------------------------------
Robert H. Gordon             Driehaus Capital Holdings LLC*     President and Chief Executive
President and Chief                                             Officer
Executive Officer           ------------------------------------------------------------------
                                 Driehaus Mutual Funds**        President since 2011; Senior
                                                                Vice President from 2006 to
                                                                2011.
                            ------------------------------------------------------------------
                                Driehaus Securities LLC***      President and Chief Executive
                                                                Officer
----------------------------------------------------------------------------------------------
Janet L. McWilliams           Driehaus Capital Holdings LLC*    Senior Vice President and
Managing Director,                                              Secretary since 2012.
Secretary and General       ------------------------------------------------------------------
Counsel since 2012;              Driehaus Mutual Funds**        Assistant Vice President since
Assistant Vice President and                                    2006; Chief Compliance Officer
Chief Compliance Officer                                        from 2006 to 2012.
from 2006 to 2012.          ------------------------------------------------------------------
                               Driehaus Securities LLC***       Managing Director, Secretary
                                                                and General Counsel since 2012;
                                                                Assistant Vice President and
                                                                Chief Compliance Officer from
                                                                2006 to 2012.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NAME AND POSITION                                                    CONNECTION WITH
WITH INVESTMENT ADVISER           NAME OF OTHER COMPANY              OTHER COMPANY
----------------------------------------------------------------------------------------------
Michelle L. Cahoon            Driehaus Capital Holdings LLC*    Vice President, Treasurer and
Managing Director,                                              Chief Financial Officer
Treasurer and Chief          -----------------------------------------------------------------
Financial Officer                Driehaus Mutual Funds**        Vice President and Treasurer
                             -----------------------------------------------------------------
                                Driehaus Securities LLC***      Managing Director, Treasurer
                                                                and Chief Financial Officer
----------------------------------------------------------------------------------------------
Stephen T. Weber                Driehaus Securities LLC***      Managing Director, Sales and
Managing Director, Sales                                        Relationship Management
and Relationship
Management
----------------------------------------------------------------------------------------------
Kaaren Sagastume                Driehaus Securities LLC***      Managing Director, IT,
Managing Director, IT,                                          Operations and Trading
Operations and Trading
----------------------------------------------------------------------------------------------
Thomas M. Seftenberg            Driehaus Securities LLC***      Managing Director, Relationship
Managing Director,                                              Management and Marketing
Relationship Management
and Marketing
----------------------------------------------------------------------------------------------
Michael R. Shoemaker              Driehaus Mutual Funds**       Assistant Vice President and
Assistant Vice President and                                    Chief Compliance Officer
Chief Compliance Officer     -----------------------------------------------------------------
since 2012; Associate Chief     Driehaus Securities LLC***      Assistant Vice President and
Compliance Officer from                                         Chief Compliance Officer
2011 to 2012; Senior         -----------------------------------------------------------------
Compliance Analyst from       Pacific Investment Management     Compliance Officer from 2010
2007 to 2010.                         Company LLC               to 2011.
                                 860 Newport Center Drive
                                  Newport Beach, CA 92660
----------------------------------------------------------------------------------------------
Michael P. Kailus                Driehaus Mutual Funds**        Assistant Secretary and Anti-
Assistant Secretary since                                       Money Laundering Compliance
2010.                                                           Officer since 2010.
                             -----------------------------------------------------------------
                                Driehaus Securities LLC***      Assistant Secretary since 2010.
                             -----------------------------------------------------------------
                                    Superfund USA, LLC          Associate General Counsel from
                               850 W Jackson Blvd, Ste. 600     2005 to 2010.
                                  Chicago, IL 60607
----------------------------------------------------------------------------------------------

* Driehaus Capital Holdings LLC, located at 25 East Erie Street, Chicago, IL 60611, is a holding company and is the majority owner of Driehaus Capital Management LLC and Driehaus Securities LLC.

** Driehaus Mutual Funds, located at 25 East Erie Street, Chicago, IL 60611, is an open-end management investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940.

*** Driehaus Securities LLC, located at 25 East Erie Street, Chicago, IL 60611, is a limited-purpose broker-dealer registered with the Financial Industry Regulatory Authority ("FINRA") and the U.S. Securities and Exchange Commission.

EDGEWOOD MANAGEMENT LLC

Edgewood Management LLC ("Edgewood") serves as the investment adviser to the Edgewood Growth Fund. The principal address of Edgewood is 350 Park Avenue, 18th Floor, New York, New York 10022-6057. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of Edgewood is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

FAIRPOINTE CAPITAL LLC

Fairpointe Capital LLC ("Fairpointe") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Fairpointe is One N. Franklin Street, Suite 3300, Chicago, IL 60606. Fairpointe is an investment adviser registered under the Investment Advisers Act of 1940.

None of Fairpointe's directors, officers or partners has engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee in the last two fiscal years.

FIRST MANHATTAN CO.

First Manhattan Co. ("FMC") serves as the investment adviser for the FMC Select Fund and FMC Strategic Value Fund. The principal address of FMC is 437 Madison Avenue, New York, New York 10022. FMC is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.

---------------------------------------------------------------------------------------------
   NAME AND POSITION                                                  CONNECTION WITH
WITH INVESTMENT ADVISER           NAME OF OTHER COMPANY                OTHER COMPANY
---------------------------------------------------------------------------------------------
David Sanford Gottesman,         Berkshire Hathaway, Inc.        Member, Board of Directors
Senior Managing Director     -----------------------------------------------------------------
                                American Museum of Natural                Trustee
                                         History
                             -----------------------------------------------------------------
                                    Mount Sinai Center                    Trustee
                             -----------------------------------------------------------------
                                   Yeshiva University                     Trustee
----------------------------------------------------------------------------------------------
Daniel Rosenbloom, Senior           NYU Medical Center                    Trustee
Managing Director            -----------------------------------------------------------------
                              National Foundation for Facial              Trustee
                                     Reconstruction
----------------------------------------------------------------------------------------------
Charles M. Rosenthal, Senior        Brown University                 Trustee Emeritus
Managing Director            -----------------------------------------------------------------
                               Marine Biological Laboratory               Trustee
---------------------------------------------------------------------------------------------
Arthur Joel Stainman, Senior       Ark Restaurants Corp.         Member, Board of Directors
Managing Director                    Rider University                     Trustee
---------------------------------------------------------------------------------------------
Robert W. Gottesman, Chief           Gruss Foundation                     Trustee
Executive Officer and Senior
Managing Director
---------------------------------------------------------------------------------------------
William F. Guardenier,         John Hart Hunter Foundation                Trustee
Senior Managing Director     ----------------------------------------------------------------
                                     New Hampton School                   Trustee
---------------------------------------------------------------------------------------------

HAMLIN CAPITAL MANAGEMENT, LLC

Hamlin Capital Management, LLC ("Hamlin") serves as the investment adviser for the Hamlin High Dividend Equity Fund. The principal address of Hamlin is 477 Madison Avenue, Suite 520, New York, NY 10022. Hamlin is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]

--------------------------------------------------------------------------------
   NAME AND POSITION                                       CONNECTION WITH
WITH INVESTMENT ADVISER        NAME OF OTHER COMPANY        OTHER COMPANY
--------------------------------------------------------------------------------

                           -----------------------------------------------------

--------------------------------------------------------------------------------

HARRIS ASSOCIATES L.P.

Harris Associates L.P. ("Harris") is a registered investment adviser under the Investment Advisers Act of 1940. Harris serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The directors and executive officers of Harris, or Harris Associates, Inc. ("HAI"), its general partner, have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris; Harris' ultimate parent company, Natixis Global Asset Management; HAI; Harris Associates Investment Trust ("HAIT"), a U.S. registered investment company consisting of the seven Oakmark Funds for which Harris Associates serves as the advisor and sponsor; and/or Harris Associates Securities L.P. ("HASLP"), an affiliated limited-purpose broker-dealer of which Harris is a limited partner. The business address of Harris, HAI, HAIT and HASLP is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

-----------------------------------------------------------------------------------------------
   NAME AND POSITION                                                   CONNECTION WITH
WITH INVESTMENT ADVISER            NAME OF OTHER COMPANY                OTHER COMPANY
-----------------------------------------------------------------------------------------------
Robert M. Levy                              HAI                 Director, Chairman and Chief
Chairman, Chief Investment                                      Investment Officer, Domestic
Officer, Domestic Equity and                                    Equity
Portfolio Manager               ---------------------------------------------------------------
                                           HAIT                 Executive Vice President
                                ---------------------------------------------------------------
                                           HASLP                Chairman and Chief Investment
                                                                Officer, Domestic Equity
-----------------------------------------------------------------------------------------------
Kristi L. Rowsell                           HAI                 Director and President
President                       ---------------------------------------------------------------
                                           HAIT                 Trustee and President
                                ---------------------------------------------------------------
                                           HASLP                President
-----------------------------------------------------------------------------------------------
John N. Desmond                             HAI                 Chief Operating Officer
Chief Operating Officer         ---------------------------------------------------------------
                                           HAIT                 Vice President
                                ---------------------------------------------------------------
                                           HASLP                Chief Operating Officer
-----------------------------------------------------------------------------------------------
Thomas E. Herman                            HAI                 Chief Financial Officer and
Chief Financial Officer and                                     Treasurer
Treasurer                       ---------------------------------------------------------------
                                           HAIT                 Vice President and Principal
                                                                Financial Officer, since 2011
                                ---------------------------------------------------------------
                                          HASLP                 Chief Financial Officer and
                                                                Treasurer
-----------------------------------------------------------------------------------------------
David G. Herro                             HAI                  Director, Vice President and
Vice President, Chief                                           Chief Investment Officer,
Investment Officer,                                             International Equity
International Equity,           ---------------------------------------------------------------
Portfolio Manager and Analyst             HAIT                  Vice President and Portfolio
                                                                Manager (Oakmark Global Select
                                                                Fund, Oakmark International
                                                                Fund and Oakmark International
                                                                Small Cap Fund)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
   NAME AND POSITION                                                   CONNECTION WITH
WITH INVESTMENT ADVISER            NAME OF OTHER COMPANY                OTHER COMPANY
-----------------------------------------------------------------------------------------------
Edward S. Loeb                             HAI                  Vice President
Vice President and Portfolio
Manager
-----------------------------------------------------------------------------------------------
Colin P. McFarland                         HAI                  Chief Compliance Officer
Chief Compliance Officer
-----------------------------------------------------------------------------------------------
Clyde S. McGregor                          HAI                  Vice President
Vice President and Portfolio    ---------------------------------------------------------------
Manager                                   HAIT                  Vice President and Portfolio
                                                                Manager (Oakmark Equity and
                                                                Income Fund and Oakmark
                                                                Global Fund)
-----------------------------------------------------------------------------------------------
Michael J. Neary                           HAI                  Vice President and Managing
Vice President and Managing                                     Director, Marketing and Client
Director, Marketing and Client                                  Relations
Relations                       ---------------------------------------------------------------
                                          HAIT                  Vice President
-----------------------------------------------------------------------------------------------
William C. Nygren                          HAI                  Vice President
Vice President, Portfolio       ---------------------------------------------------------------
Manager and Analyst                       HAIT                  Vice President and Portfolio
                                                                Manager (Oakmark Fund,
                                                                Oakmark Select Fund and
                                                                Oakmark Global Select Fund)
-----------------------------------------------------------------------------------------------
Janet L. Reali                             HAI                  Director, Vice President,
Vice President, General                                         General Counsel and Secretary
Counsel and Secretary           ---------------------------------------------------------------
                                          HAIT                  Vice President, Secretary and
                                                                Chief Legal Officer
                                ---------------------------------------------------------------
                                          HASLP                 General Counsel and Chief
                                                                Compliance Officer
-----------------------------------------------------------------------------------------------
Robert A. Taylor                           HAI                  Vice President and Director of
Vice President, Director of                                     International Research
International Research,         ---------------------------------------------------------------
Portfolio Manager and Analyst             HAIT                  Vice President and Portfolio
                                                                Manager (Oakmark Global Fund
                                                                and Oakmark International Fund)
-----------------------------------------------------------------------------------------------
Pierre Servant                             HAI                  Director
                                ---------------------------------------------------------------
                                   Natixis Global Asset         Chief Executive Officer and
                                        Management              Member of Executive Committee
                                21 quai d'Austerlitz 75013
                                      Paris, France
-----------------------------------------------------------------------------------------------
John Hailer                                HAI                  Director
                                ---------------------------------------------------------------
                                   Natixis Global Asset         President and Chief Executive
                                      Management LLC            Officer
                                   399 Boylston Street
                                     Boston, MA 02116
-----------------------------------------------------------------------------------------------

HARVEST GLOBAL INVESTMENTS LIMITED

Harvest Global Investments Limited ("Harvest") serves as the investment adviser for the Harvest China All Assets Fund and the Harvest Intermediate Bond Fund. The principal address of Harvest is 31/F One

Exchange Square, 8 Connaught Place, Central Hong Kong. Harvest is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]

--------------------------------------------------------------------------------
   NAME AND POSITION                                        CONNECTION WITH
WITH INVESTMENT ADVISER         NAME OF OTHER COMPANY        OTHER COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HAVERFORD FINANCIAL SERVICES, INC.

Haverford Financial Services, Inc. ("Haverford") serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546. Haverford is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.

-----------------------------------------------------------------------------------------------
    NAME AND POSITION                                                  CONNECTION WITH
WITH INVESTMENT ADVISER           NAME OF OTHER COMPANY                 OTHER COMPANY
-----------------------------------------------------------------------------------------------
George W. Connell              The Haverford Trust Company       Vice Chairman & Indirect Owner
Vice Chairman & Owner        Haverford Trust Securities, Inc.    Vice Chairman & Indirect Owner
                                   Drexel Morgan & Co.               CEO,President & Owner
                              McCabe Capital Managers, Ltd.        Director, Indirect Owner
-----------------------------------------------------------------------------------------------
Joseph J. McLaughlin           The Haverford Trust Company              Chairman & CEO
Chairman, CEO & President    Haverford Trust Securities, Inc.      Registered Representative
-----------------------------------------------------------------------------------------------
Binney H. C. Wietlisbach      The Haverford Trust Company                   President
Executive Vice President     Haverford Trust Securities, Inc.           CEO & President
-----------------------------------------------------------------------------------------------
Henry B. Smith                The Haverford Trust Company            Vice President & CIO
Vice President and CIO       Haverford Trust Securities, Inc.     Registered Representative
-----------------------------------------------------------------------------------------------
David Brune                   The Haverford Trust Company              Vice President
Vice President               Haverford Trust Securities, Inc.     Registered Representative
-----------------------------------------------------------------------------------------------
John H. Donaldson             The Haverford Trust Company              Vice President
Vice President
-----------------------------------------------------------------------------------------------
Timothy A. Hoyle             The Haverford Trust Company               Vice President
Vice President              Haverford Trust Securities, Inc.       Registered Representative
-----------------------------------------------------------------------------------------------
Jeffrey M. Bagley           The Haverford Trust Company                Vice President
Vice President
-----------------------------------------------------------------------------------------------
MarieElena V. Ness            The Haverford Trust Company        VP & Chief Compliance Officer
Chief Compliance Officer    Haverford Trust Securities, Inc.       Chief Compliance Officer
                                  Drexel Morgan & Co.           VP & Chief Compliance Officer
                                Regulatory Compliance                    Sole Member
                                  Assistance, LLC
-----------------------------------------------------------------------------------------------

INVESTMENT COUNSELORS OF MARYLAND, LLC

Investment Counselors of Maryland, LLC ("ICM") serves as the investment adviser to the ICM Small Company Portfolio. The principal address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. ICM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.

--------------------------------------------------------------------------------
   NAME AND POSITION                                        CONNECTION WITH
WITH INVESTMENT ADVISER         NAME OF OTHER COMPANY        OTHER COMPANY
--------------------------------------------------------------------------------
William V. Heaphy, CFA              Cognapse, Inc.             Director
CIO, Portfolio Manager
--------------------------------------------------------------------------------

KAYNE ANDERSON CAPITAL ADVISORS, L.P.

Kayne Anderson Capital Advisors, L.P. ("KACALP") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of KACALP is 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. KACALP is an investment adviser registered under the Investment Advisers Act of 1940.

KACALP's portfolio manager responsible for the management of the Cornerstone Advisors Real Assets Fund has not engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee in the last two fiscal years.

LOOMIS, SAYLES & COMPANY, L.P.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to the Loomis Sayles Full Discretion Institutional Securitized Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is provided as of [date]. [To be updated by amendment]

--------------------------------------------------------------------------------
   NAME AND POSITION                                      CONNECTION WITH
WITH INVESTMENT ADVISER        NAME OF OTHER COMPANY       OTHER COMPANY
--------------------------------------------------------------------------------

                            ----------------------------------------------------

--------------------------------------------------------------------------------

LSV ASSET MANAGEMENT

LSV Asset Management ("LSV") serves as the investment adviser to the LSV Value Equity Fund, the LSV Conservative Core Equity Fund and the LSV Conservative Value Equity Fund. LSV serves as the investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The address of LSV is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of LSV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital Management, LLC ("Marsico") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Marsico is 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Marsico has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

PARAMETRIC PORTFOLIO ASSOCIATES LLC

Parametric Portfolio Associates LLC ("Parametric") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Parametric has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

PENNANT MANAGEMENT, INC.

Pennant Management, Inc. ("Pennant") serves as the investment adviser to the USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund. The address of Pennant is 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224. Pennant is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2010 and 2011.

--------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
 INVESTMENT ADVISER               NAME OF OTHER COMPANY          CONNECTION WITH OTHER COMPANY
--------------------------------------------------------------------------------------------------
Mark A. Elste                    U.S. Fiduciary Services      Senior Executive Vice President, COO
CIO                            -------------------------------------------------------------------
                                 GreatBanc Trust Company                    Director
                               -------------------------------------------------------------------
                                  Salem Trust Company                       Director
                               -------------------------------------------------------------------
                               USF Affiliate Services, Inc.                 Director
                               -------------------------------------------------------------------
                                     Waretech, Inc.                         Director
                               -------------------------------------------------------------------
                               CIB Marine Bancshares, Inc.                  Director
                                         (CIBM)
--------------------------------------------------------------------------------------------------
Scott M. Conger, Chief          Stone Pillar Advisors, Ltd         Director, Treasury Analysis
Compliance Officer, Senior     -------------------------------------------------------------------
Vice President                      AMCORE Bank, N.A.         Vice President & Assistant Treasurer
--------------------------------------------------------------------------------------------------
Michael Welgat                   U.S. Fiduciary Services           CEO, President, Director
Director                         GreatBanc Trust Company                    Director
                                   Salem Trust Company                      Director
                               USF Affiliate Services, Inc.                 Director
                                     Waretech, Inc.                         Director
--------------------------------------------------------------------------------------------------
Todd C. Johnson                  U.S. Fiduciary Services                    Director
Director                             Todd C. Johnson                          CPA
                                     Affinity, Inc.                         Director
                                    DigiTenna, Inc.                         Director
                                      Jaws, Inc.                       Director & Officer
                                    PB Properties, LLC                  Managing Partner
                                  ALJ Family Partnership                 General Partner
                                   Carl & Irma Swenson                 Director & Officer
                                       Foundation                      Director & Officer
                                      RAJ Ministries                   Director / Officer
                                    New Beginnings Are
                                        Possible
--------------------------------------------------------------------------------------------------

PHOCAS FINANCIAL CORPORATION

Phocas Financial Corporation ("Phocas") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Phocas is 980 Atlantic Avenue, Suite 106, Alameda, CA 94501. Phocas is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Phocas has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

PNC CAPITAL ADVISORS, LLC

PNC Capital Advisors, LLC ("PNC Capital") serves as adviser to the UA S&P 500 Fund. PNC Capital was formed as a result of the merger of Allegiant Asset Management Company, the former investment adviser to the UA S&P 500 Fund, with its affiliate, PNC Capital Advisors, Inc. PNC Capital is a Delaware limited liability company and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly-held bank holding company, and is registered as an investment adviser under the Investment Advisers Act of 1940. Effective January 1, 2009, Allegiant Asset Management Company became an indirect wholly owned subsidiary of PNC. Prior to such date, Allegiant Asset Management Company was an indirect wholly owned subsidiary of National City Corporation. PNC Capital also provides investment advisory to other institutions and individuals and provides investment advisory and administrative services to other investment companies. The information required by this Item 31 with respect to each director and officer of PNC Capital is incorporated herein by reference to Form ADV and Schedules A and B filed by PNC Capital with the SEC.

RICE HALL JAMES & ASSOCIATES, LLC

Rice Hall James & Associates, LLC ("Rice Hall") serves as the investment adviser to the Rice Hall James Micro Cap Portfolio, Rice Hall James Mid Cap Portfolio and Rice Hall James Small Cap Portfolio. The principal address of Rice Hall is 600 West Broadway, Suite 1000, San Diego, California 92101-3383. Rice Hall is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of Rice Hall is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SANDS CAPITAL MANAGEMENT, LLC

Sands Capital Management, LLC ("Sands") serves as the investment adviser to the Sands Capital Global Growth Fund. The principal address of Sands is 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209. Sands is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of Sands is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SKY HARBOR CAPITAL MANAGEMENT, LLC

SKY Harbor Capital Management LLC ("SKY Harbor") serves as investment sub-adviser for the Registrant's Westwood Short Duration High Yield Fund. The principal address of SKY Harbor is 20 Horseneck Lane, Greenwich, CT 06830. [To be completed by amendment.]

--------------------------------------------------------------------------------
   NAME AND POSITION                                         CONNECTION WITH
WITH INVESTMENT ADVISER         NAME OF OTHER COMPANY         OTHER COMPANY
--------------------------------------------------------------------------------

                                ------------------------------------------------

--------------------------------------------------------------------------------

STEELPATH CAPITAL MANAGEMENT, LLC

SteelPath Capital Management, LLC ("SteelPath") serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of SteelPath is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201. SteelPath is an investment adviser registered under the Investment Advisers Act of 1940.

----------------------------------------------------------------------------------------
   NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER           NAME OF OTHER COMPANY             OTHER COMPANY
----------------------------------------------------------------------------------------
Gabriel Hammond                  GKD Index Partners, LLC        Majority Partner
CEO, Portfolio Manager            1717 McKinney Avenue
                                       Suite 1450
                                    Dallas, TX 75202
                                --------------------------------------------------------
                                  PostRock Energy Corp.         Past Board Member (2011)
                                      210 Park Ave.
                                       Suite 2750
                                 Oklahoma City, OK 73102
----------------------------------------------------------------------------------------
James McCain                  Ranger Funds Investment Trust     Independent Trustee
CCO                           300 Crescent Court, Ste. 1100
                                      Dallas, TX 75201
----------------------------------------------------------------------------------------

THOMSON HORSTMANN & BRYANT, INC.

Thomson Horstmann & Bryant, Inc. ("THB") serves as the investment adviser for the Thomson Horstmann & Bryant MicroCap Fund. The principal address of THB is 501 Merritt 7, Norwalk, CT 06851. THB is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]

--------------------------------------------------------------------------------
   NAME AND POSITION                                         CONNECTION WITH
WITH INVESTMENT ADVISER         NAME OF OTHER COMPANY         OTHER COMPANY
--------------------------------------------------------------------------------

                              --------------------------------------------------

--------------------------------------------------------------------------------

TCW INVESTMENT MANAGEMENT COMPANY

TCW Investment Management Company ("TIMCO") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of TIMCO is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. TIMCO is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of TIMCO has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

THOMPSON, SIEGEL & WALMSLEY LLC

Thompson, Siegel & Walmsley LLC ("TS&W") serves as the investment adviser to the TS&W Equity Portfolio, and TS&W Fixed Income Portfolio. The principal address of TS&W is 6806 Paragon Place, Suite 300, P.O. Box 6883, Richmond, Virginia 23230. TS&W is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of TS&W is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

THORNBURG INVESTMENT MANAGEMENT INC

Thornburg Investment Management Inc ("Thornburg") serves as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico, 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------------------------------------------------------------------
   NAME AND POSITION                                                   CONNECTION WITH
WITH INVESTMENT ADVISER           NAME OF OTHER COMPANY                 OTHER COMPANY
--------------------------------------------------------------------------------------------------
Garrett Thornburg,           Thornburg Securities Corporation,      Chairman
Chairman                         2300 North Ridgetop Road,
                                   Santa Fe, NM 87506
                             ---------------------------------------------------------------------
                               Thornburg Investment Trust,          Chairman
                                 2300 North Ridgetop Road,
                                    Santa Fe, NM 87506
                             ---------------------------------------------------------------------
                               Thornburg Mortgage Advisory          President, Director
                             Corporation, 2300 North Ridgetop
                                Road, Santa Fe NM 87506
                             ---------------------------------------------------------------------
                              WEL, Inc., 2300 North Ridgetop        Chairman, controlling interest
                                 Road, Santa Fe NM 87506
                             ---------------------------------------------------------------------
                                Chamisa Energy, 2300 North          Wel, Inc. is the managing
                             Ridgetop Road, Santa Fe NM 87506       member and has a controlling
                                                                    interest
--------------------------------------------------------------------------------------------------

TURNER INVESTMENTS, L.P.

Turner Investments, L.P. ("Turner") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity and Cornerstone Advisors Public Alternatives Funds. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312-2414. Turner is an investment adviser registered under the Investment Advisers Act of 1940.

-------------------------------------------------------------------------------------
   NAME AND POSITION                                              CONNECTION WITH
WITH INVESTMENT ADVISER            NAME OF OTHER COMPANY           OTHER COMPANY
-------------------------------------------------------------------------------------
Thomas R. Trala                        Turner Funds             President and Trustee
Chief Operating Officer,             P.O. Box 219805
Executive Managing Director,    Kansas City, MO 64121-9805
Secretary                       -----------------------------------------------------
                                Turner International Ltd.
                                    12 Plumtree Court           Trustee
                                    London, EC4A 4HT
-------------------------------------------------------------------------------------
                                Turner Investment Partners      Director
                                  (Australia) Pty. Ltd.
                              c/o Compliance & Risk Services
                                        Pty. Ltd.
                                Level 9 Exhibition Street
                                Melbourne, Victoria 3000
                                       Australia
-------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
   NAME AND POSITION                                              CONNECTION WITH
WITH INVESTMENT ADVISER            NAME OF OTHER COMPANY           OTHER COMPANY
---------------------------------------------------------------------------------------
Mark D. Turner                  Turner International Ltd.       Trustee
President, Senior                   12 Plumtree Court
Portfolio Manager                   London, EC4A 4HT
                              ---------------------------------------------------------
                                   The Haverford School         Trustee
                                  450 Lancaster Avenue,
                                   Haverford, PA 19041
                              ---------------------------------------------------------
                               CityTeam Ministries (Chester)    Board Member
                                   11 West 7th Street,
                                    Chester, PA 19013
                              ---------------------------------------------------------
                                 The Philadelphia Ronald        Board Member
                                      McDonald House
                                  3925 Chestnut Street,
                               Philadelphia, PA 19104-3110
---------------------------------------------------------------------------------------
Robert E. Turner                    Bradley University          Trustee
Chairman, Chief Investment         1501 W. Bradley Ave
Officer                              Peoria, IL 61625
                              ---------------------------------------------------------
                              Delaware Valley Friends School    Board Member
                                  19 East Central Avenue,
                                     Paoli, PA 19301
                              ---------------------------------------------------------
                             University of Notre Dame School    Advisory Council Member
                                     of Architecture
                                      110 Bond Hall,
                                  Notre Dame, IN 46556
---------------------------------------------------------------------------------------
Christopher K. McHugh            Philadelphia University        Trustee
Vice Chairman, Senior              4201 Henry Avenue,
Portfolio Manager              Philadelphia, PA 19144-5497
---------------------------------------------------------------------------------------

WESTWOOD MANAGEMENT CORP.

Westwood Management Corp. ("Westwood") serves as the investment adviser for the Westwood Income Opportunity Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood LargeCap Value Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund. The principal address of Westwood is 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.

-----------------------------------------------------------------------------------------------
   NAME AND POSITION                                                  CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY                 OTHER COMPANY
-----------------------------------------------------------------------------------------------
Susan Byrne                   Westwood Holdings Group, Inc.*     Chief Investment Officer and
Chief Investment Officer and           (NYSE: WHG)                  Chairman of the Board
Chairman of the Board
-----------------------------------------------------------------------------------------------
Brian Casey                   Westwood Holdings Group, Inc.*     President and Chief Executive
President and Chief Executive          (NYSE: WHG)                  Officer and Director
Officer and Director          -----------------------------------------------------------------
                                     Westwood Trust**              President and Director
-----------------------------------------------------------------------------------------------
William R. Hardcastle         Westwood Holdings Group, Inc.*       Chief Financial Officer
Chief Financial Officer               (NYSE: WHG)
                            -------------------------------------------------------------------
                                Westwood Advisors, LLC***          Chief Financial Officer
-----------------------------------------------------------------------------------------------
Sylvia L. Fry                 Westwood Holdings Group, Inc.*       Chief Compliance Officer
Chief Compliance Officer               (NYSE: WHG)
                            -------------------------------------------------------------------
                                    Westwood Trust**               Chief Compliance Officer
                            -------------------------------------------------------------------
                                Westwood Advisors, LLC***          Chief Compliance Officer
-----------------------------------------------------------------------------------------------

* Westwood Management Corp., Westwood Trust, and Westwood Advisors, LLC are wholly owned subsidiaries of Westwood Holdings Group, Inc., a publicly traded company on the NYSE (NYSE: WHG).

** Westwood Trust provides trust and custodial services and participation in common trust funds that it sponsors to institutions and high net worth individuals.

*** Westwood Advisors, LLC (formerly McCarthy Group Advisors, LLC) is an SEC registered investment adviser located in Omaha, NE that manages investment Limited Liability Companies and an investment Limited Partnership.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

          SEI Daily Income Trust                              July 15, 1982
          SEI Liquid Asset Trust                              November 29, 1982
          SEI Tax Exempt Trust                                December 3, 1982
          SEI Institutional Managed Trust                     January 22, 1987
          SEI Institutional International Trust               August 30, 1988
          The Advisors' Inner Circle Fund II                  January 28, 1993
          Bishop Street Funds                                 January 27, 1995
          SEI Asset Allocation Trust                          April 1, 1996
          SEI Institutional Investments Trust                 June 14, 1996
          CNI Charter Funds                                   April 1, 1999
          iShares Inc.                                        January 28, 2000
          iShares Trust                                       April 25, 2000
          Optique Funds, Inc.                                 November 1, 2000
          Causeway Capital Management Trust                   September 20, 2001
          BlackRock Funds III (f/k/a Barclays
          Global Investors Funds)                             March 31, 2003
          The Arbitrage Funds                                 May 17, 2005
          ProShares Trust                                     November 14, 2005
          Community Reinvestment Act Qualified
          Investment Fund                                     January 8, 2007
          SEI Alpha Strategy Portfolios, LP                   June 29, 2007
          TD Asset Management USA Funds                       July 25, 2007
          SEI Structured Credit Fund, LP                      July 31, 2007
          Wilshire Mutual Funds, Inc.                         July 12, 2008
          Wilshire Variable Insurance Trust                   July 12, 2008
          Global X Funds                                      October 24, 2008
          ProShares Trust II                                  November 17, 2008
          Exchange Traded Concepts Trust                      August 7, 2009
          Schwab Strategic Trust                              October 12, 2009
          RiverPark Funds                                     September 8, 2010
          Adviser Managed Trust                               February 16, 2011
          New Covenant Funds                                  April 2, 2012

     The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                          POSITION AND OFFICE                       POSITIONS AND OFFICES
NAME                      WITH UNDERWRITER                             WITH REGISTRANT
----                      -------------------                        --------------------
William M. Doran          Director                                           --
Edward D. Loughlin        Director                                           --
Wayne M. Withrow          Director                                           --
Kevin P. Barr             President & Chief Executive Officer                --
Maxine J. Chou            Chief Financial Officer, Chief Operations          --
                          Officer, & Treasurer
Karen E. LaTourette       Chief Compliance Officer, Anti-Money
                          Laundering Officer & Assistant Secretary           --
John C. Munch             General Counsel & Secretary                        --
Mark J. Held              Senior Vice President                              --
Lori L. White             Vice President & Assistant Secretary               --
John P. Coary             Vice President & Assistant Secretary               --
John J. Cronin            Vice President                                     --
Robert M. Silvestri       Vice President                                     --

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
     (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant's custodians:

          U.S. Bank, National Association        Union Bank of California, N.A.
          800 Nicollett Mall                     475 Sansome Street
          Minneapolis, Minnesota 55402-4302      15th Floor
                                                 San Francisco, California 94111

          National City Bank                     The Northern Trust Company
          National City Center                   50 LaSalle Street
          1900 East Ninth Street                 Chicago, Illinois 60675
          Cleveland, Ohio 44114


(b)/(c) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D); (4);
        (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

          SEI Investments Global Funds Services
          One Freedom Valley Drive
          Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f), the required books and records are maintained at the offices of the Registrant's investment advisers:

          Acadian Asset Management LLC
          One Post Office Square, 20th Floor
          Boston, Massachusetts 02109

          AIG Asset Management (U.S.), LLC
          70 Pine Street, 20th Floor
          New York, New York 10270

          Allianz Global Investors Capital LLC
          600 West Broadway, Suite 2900
          San Diego, CA 92101

          AlphaOne Investment Services, LLC
          One Tower Bridge
          100 Front Street, Suite 1250
          West Conshohocken, PA 19428

          AlphaSimplex Group, LLC
          One Cambridge Center
          Cambridge, Massachusetts 02142

          AQR Capital Management, LLC
          Two Greenwich Plaza, 3rd Floor
          Greenwich, Connecticut 06830

          Aviva Investors North America, Inc.
          699 Walnut Street, Suite 1700
          Des Moines, Iowa 50309

          BlackRock Financial Management, LLC
          55 East 52nd Street
          New York, NY 10055

          Cambiar Investors LLC
          2401 East Second Street, Suite 400
          Denver, Colorado 80206

          CBRE Clarion Securities LLC
          201 King of Prussia Road, Suite 600
          Radnor, PA 19087

          Citigroup First Investment Management Americas LLC
          388 Greenwich Street
          New York, New York 10013

          ClariVest Asset Management LLC
          11452 El Camino Real, Suite 250
          San Diego, CA 92130

          Cornerstone Advisors, Inc.
          225 108th Avenue NE, Suite 400
          Bellevue, Washington 98004-5782

          Cramer Rosenthal McGlynn LLC
          520 Madison Avenue, 20th Floor
          New York, New York 10022

          C.S. McKee, LLP
          One Gateway Center
          Pittsburgh, Pennsylvania 15222

          Driehaus Capital Management LLC
          25 East Erie Street
          Chicago, Illinois 60611-2703

          Edgewood Management LLC
          305 Park Avenue, 18th Floor
          New York, New York 10022-6057

          Fairpointe Capital LLC
          One North Franklin Street, Suite 3300
          Chicago, Illinois 60606-2401

          First Manhattan Co.
          437 Madison Avenue
          New York, New York 10022-7022

          Hamlin Capital Management, LLC
          477 Madison Avenue, Suite 520
          New York, NY 10022

          Harris Associates L.P.
          Two North LaSalle Street, Suite 500
          Chicago, Illinois 60602-3790

          Harvest Global Investments Limited
          31/F One Exchange Square
          8 Connaught Place, Central
          Hong Kong

          Haverford Investment Management, Inc.
          Three Radnor Corporate Center, Suite 450
          Radnor, Pennsylvania 19087-4546

          HGK Asset Management, Inc.
          Newport Tower
          525 Washington Blvd.
          Jersey City, New Jersey 07310

          Investment Counselors of Maryland, LLC
          803 Cathedral Street
          Baltimore, Maryland 21201

          Kayne Anderson Capital Advisors, L.P.
          1800 Avenue of the Stars, Third Floor
          Los Angeles, California 90067

          Loomis, Sayles & Company, L.P.
          One Financial Center
          Boston, Massachusetts 02111-2621

          LSV Asset Management
          155 North Wacker Drive, Suite 4600
          Chicago, Illinois 60606

          Marsico Capital Management, LLC
          1200 17th Street, Suite 1600
          Denver, Colorado 80202-5824

          Parametric Portfolio Associates LLC
          1151 Fairview Avenue North
          Seattle, Washington 98109

          Pennant Management, Inc.
          11270 West Park Place, Suite 1025
          Milwaukee, Wisconsin 53224

          Phocas Financial Corporation
          980 Atlantic Avenue, Suite 106
          Alameda, California 94501-1001

          PNC Capital Advisors, LLC
          200 Public Square
          Cleveland, Ohio 44114

          Rice Hall James & Associates, LLC
          600 West Broadway, Suite 1000
          San Diego, California 92101-3383

          Sands Capital Management, LLC
          1101 Wilson Boulevard, Suite 2300
          Arlington, VA 22209

          SKY Harbor Capital Management, LLC
          20 Horseneck Lane
          Greenwich, CT 06830

          SteelPath Capital Management, LLC
          2100 McKinney Ave., Suite 1401
          Dallas, Texas 75201

          TCW Investment Management Company
          865 South Figueroa Street, Suite 1800
          Los Angeles, CA 90017

          Thomson Horstmann & Bryant, Inc.
          501 Merritt 7
          Norwalk, CT 06851

          Thompson, Siegel & Walmsley LLC
          5000 Monument Avenue, P.O. Box 6883
          Richmond, Virginia 23230

          Thornburg Investment Management Inc
          2300 North Ridgetop Road
          Santa Fe, New Mexico 87506

          Turner Investments, L.P.
          1205 Westlakes Drive, Suite 100
          Berwyn, Pennsylvania 19312-2414

          Westwood Management Corp.
          200 Crescent Court, Suite 1200
          Dallas, Texas 75201


ITEM 34. MANAGEMENT SERVICES: None.

ITEM 35. UNDERTAKINGS: None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund (the "Trust") is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 204 to Registration Statement No. 033-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of December, 2012.


                                   THE ADVISORS' INNER CIRCLE FUND

                                   By:             *
                                       ----------------------------
                                       Michael Beattie, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



       *                           Trustee                     December 28, 2012
------------------------
Charles E. Carlbom

       *                           Trustee                     December 28, 2012
------------------------
John K. Darr

       *                           Trustee                     December 28, 2012
------------------------
William M. Doran

       *                           Trustee                     December 28, 2012
------------------------
Joseph T. Grause, Jr.

       *                           Trustee                     December 28, 2012
------------------------
Mitchell A. Johnson

       *                           Trustee                     December 28, 2012
------------------------
Betty L. Krikorian

       *                           Trustee                     December 28, 2012
------------------------
Robert A. Nesher

       *                           Trustee                     December 28, 2012
------------------------
Bruce Speca

       *                           Trustee                     December 28, 2012
------------------------
James M. Storey

       *                           Trustee                     December 28, 2012
------------------------
George J. Sullivan, Jr.

       *                           President                   December 28, 2012
------------------------
Michael Beattie

       *                           Treasurer, Controller &     December 28, 2012
------------------------           Chief Financial Officer
Michael Lawson



*By: /s/ Dianne M. Sulzbach
     -----------------------
     Dianne M. Sulzbach, pursuant to Powers of Attorney dated
     November 16, 2011 and November 30, 2011, incorporated
     herein by reference to Exhibit (q) of Post-Effective Amendment No. 179, filed on February 28, 2012